UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-07261

CREDIT SUISSE TRUST
(Exact name of registrant as specified in charter)

Eleven Madison Avenue, New York, New York			10010
(Address of principal executive offices)			(Zip code)

J. Kevin Gao, Esq. Credit Suisse Trust Eleven Madison Avenue New York, New York 10010
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 325-2000

Date of fiscal year end:	December 31st

Date of reporting period:	January 1, 2008 to December 31, 2008

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2008

CREDIT SUISSE TRUST
■  BLUE CHIP PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2008; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report
December 31, 2008 (unaudited)

January 29, 2009

Dear Shareholder:

For the twelve months ended December 31, 2008, Credit Suisse Trust — Blue Chip Portfolio1 (the "Portfolio") had a loss of -35.69% versus a decrease of -37.00% for the Standard & Poor's 500 Index2 (the "S&P500").

Market Review: A volatile year

The fiscal year ending December 31, 2008 was a tumultuous one marked by dramatic losses in the equity markets. The benchmark S&P 500 Index fell by 37.00%, while the Dow Jones Industrial Average fell by 31.93%. The Chicago Board of Exchange Volatility Index (the "VIX"), a measure of market volatility, hit highs of 80 in October and November. The current global economic crisis was caused by a multitude of factors, including a lack of liquidity, a bleak outlook for future growth, and recessionary attitudes and signals.

In December, The National Bureau of Economic Research said that the U.S. has been in a recession since December 2007. The year was marked by turmoil across industries and asset classes as evidenced by the collapse of companies such as Bear Stearns and Lehman Brothers within the financials, the sharp price fluctuations and ultimate decline of all commodities, and government efforts toward the bailout of the banking and automotive industries.

All 10 sectors within the large cap S&P 500 produced negative returns. Consumer staples and health care declined the least — by 17.66% and 24.48%, respectively. The financials and materials sector suffered the greatest losses of 56.95% and 47.05%, respectively. These losses were primarily due to market illiquidity (financials) and weakened demand (materials). Consumer staples and health care are usually considered good defensive bets, and while they finished the year with losses, their performance was substantially better than materials and financials.

The U.S. Federal Reserve cut the Federal Funds rate several times, dropping it from 4.50% to a range of 0.00% – 0.25% by October 29, 2008. Throughout the year, the discount rate was also cut in conjunction with the Federal Funds rate, and is now at 0.50%.

The U.S. housing sector continued to weaken in 2008, as evidenced by the S&P/Case Shiller U.S. Home Price Index, which measures home prices in 20 U.S. metropolitan areas. In October, the index was down 18% from a year earlier. The drop was more than originally forecast and the index has been falling every month since January 2007.

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Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Additionally, as reported on December 30, 2008, the Conference Board Consumer Confidence Index fell to an all time low. The Index is now at 38.0, down from 44.7 in November. The Consumer Confidence Survey is based on a representative sample of 5,000 U.S. households.

Unemployment continued to rise in 2008, with increased job losses in all major industry sectors. Non-farm payrolls fell by 533,000 jobs in November, following losses of 403,000 in September and 320,000 in October. The household unemployment rate was 6.7%.

Strategic Review and Portfolio Outlook: Confidence and liquidity need to be restored

For the annual period ending December 31, 2008, the portfolio outperformed its benchmark. Stock selection in financials and stock and sector selection in industrials and consumer discretionary contributed positively to performance. Conversely, stock and sector selection in health care, stock selection in energy and sector selection in telecomm services detracted from performance. The Fund's outperformance over its benchmark was much stronger in the fourth quarter than in the other quarters. This was mainly because of a solid performance in December, resulting from the fact that hedge funds eased liquidation of positions. In addition, volatility, as demonstrated through the VIX, also decreased significantly in December compared to October and November.

On December 16, 2008, the Federal Open Market Committee (the "FOMC") issued a press release stating that "labor market conditions have deteriorated, and the available data indicate that consumer spending, business investment, and industrial production have declined. Financial markets remain quite strained and credit conditions tight. Overall, the outlook for economic activity has weakened further."

Chairman of the Federal Reserve Board Ben Bernanke stated in a speech at the Economic Club of New York on October 15, 2008 that the root of the current economic crisis is a loss of confidence by investors and the public in the strength of key financial institutions and the markets. He predicted that, as political and financial leaders slowly restore the public's faith in the markets, investors will gradually begin to re-establish their trust, and the markets will start to recover.

Despite the easing of volatility in December, compared to that of prior months, we believe there will continue to be months of uncertainty. At the end of the year, the market showed signs of easing liquidity with interest rates such as the LIBOR decreasing, interbank lending increasing, and the U.S. dollar strengthening. However, it is not clear that this additional liquidity in the markets and between banks will truly benefit consumers. For example, banks have begun

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Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

to tighten their credit standards to such an extent that the average consumer may have a harder time borrowing money. Therefore, in this economic crisis where faith in the markets is key, we believe, like Bernanke, that in order for the market to recover, confidence and liquidity need to be restored.

Additionally, we have observed an increase in technical movements — caused by large hedge funds reducing leverage — not related to the fundamentals that most quantitative models are based upon. We believe that these volatile intraday swings will need to be monitored closely, but as our investment model is designed with long-term goals in mind, a drastic change in our investment model will not be made. That being said, we are continuously conducting economic, statistical, and financial research on various levels in order to enhance our model. We have gone back to the basics of finance, where we seek to buy businesses that make comfortable returns without the need for excessive leverage.

Jordan Low
Portfolio Manager

The value of investments generally will fluctuate in response to market movements.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

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Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Blue Chip Portfolio1 and the
S&P 500 Index2, 3 from Inception (11/30/01).

4

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Average Annual Returns as of December 31, 20081

1 Year	5 Years	Since Inception
(35.69)%	(1.56)%	(2.28)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratio is 2.03%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 0.95%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Standard & Poor's 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of The McGraw-Hill Companies, Inc. Investors cannot invest directly in an index.

3  Performance for the benchmark is not available for the period beginning November 30, 2001 (commencement of operations). For that reason, performance is shown for the period beginning December 1, 2001.

5

Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2008.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

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Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2008

Actual Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$732.20
Expenses Paid per $1,000*	$4.14
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$1,020.36
Expenses Paid per $1,000*	$4.82
Annualized Expense Ratios*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

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Credit Suisse Trust — Blue Chip Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

8

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments
December 31, 2008

	Number of Shares	Value
COMMON STOCKS (99.4%)
Aerospace & Defense (2.1%)
General Dynamics Corp.	400	$23,036
Goodrich Corp.	500	18,510
Hexcel Corp.*	100	739
L-3 Communications Holdings, Inc.	200	14,756
Northrop Grumman Corp.	700	31,528
Raytheon Co.	300	15,312
Rockwell Collins, Inc.	400	15,636
The Boeing Co.	300	12,801
United Technologies Corp.	300	16,080
		148,398
Air Freight & Couriers (0.4%)
FedEx Corp.	200	12,830
United Parcel Service, Inc. Class B	300	16,548
		29,378
Airlines (0.1%)
Southwest Airlines Co.	800	6,896
Auto Components (0.9%)
Autoliv, Inc.	800	17,168
BorgWarner, Inc.	800	17,416
Federal Signal Corp.	200	1,642
Johnson Controls, Inc.	1,400	25,424
The Goodyear Tire & Rubber Co.*	700	4,179
		65,829
Automobiles (0.1%)
Ford Motor Co.*	1,700	3,893
General Motors Corp.	400	1,280
		5,173
Banks (4.0%)
Astoria Financial Corp.	1,300	21,424
BancorpSouth, Inc.	200	4,672
Bank of America Corp.	254	3,576
Bank of Hawaii Corp.	300	13,551
Bank of New York Mellon Corp.	400	11,332
BB&T Corp.	300	8,238
Cullen/Frost Bankers, Inc.	400	20,272
Fifth Third Bancorp	200	1,652
Hudson City Bancorp, Inc.	3,800	60,648
Huntington Bancshares, Inc.	100	766
National City Corp.	600	1,086
New York Community Bancorp, Inc.	300	3,588
Northern Trust Corp.	900	46,926
PNC Financial Services Group, Inc.	300	14,700
Provident Financial Services, Inc.	1,200	18,360
SunTrust Banks, Inc.	300	8,862
U.S. Bancorp	300	7,503

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Banks
Valley National Bancorp	1,100	$22,275
Washington Mutual, Inc.	1,200	26
Wells Fargo & Co.	200	5,896
Zions Bancorporation	100	2,451
		277,804
Beverages (2.0%)
Coca-Cola Enterprises, Inc.	300	3,609
Dr. Pepper Snapple Group, Inc.*	1,200	19,500
Molson Coors Brewing Co. Class B	200	9,784
PepsiAmericas, Inc.	1,700	34,612
PepsiCo, Inc.	300	16,431
The Coca-Cola Co.	300	13,581
The Pepsi Bottling Group, Inc.	1,800	40,518
		138,035
Biotechnology (2.2%)
BioMarin Pharmaceutical, Inc.*	200	3,560
Celgene Corp.*	100	5,528
Charles River Laboratories International, Inc.*	100	2,620
Facet Biotech Corp.*	20	192
Genentech, Inc.*	100	8,291
Genzyme Corp.*	200	13,274
Gilead Sciences, Inc.*	300	15,342
Life Technologies Corp.*	4,121	96,060
Myriad Genetics, Inc.*	100	6,626
PDL BioPharma, Inc.	100	618
		152,111
Building Products (1.0%)
Crane Co.	4,100	70,684
Chemicals (2.5%)
Air Products & Chemicals, Inc.	100	5,027
Airgas, Inc.	500	19,495
Ashland, Inc.	251	2,638
CF Industries Holdings, Inc.	900	44,244
Eastman Chemical Co.	200	6,342
FMC Corp.	400	17,892
Monsanto Co.	300	21,105
Olin Corp.	300	5,424
Rohm & Haas Co.	100	6,179
The Dow Chemical Co.	900	13,581
The Mosaic Co.	1,000	34,600
		176,527

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Commercial Services & Supplies (2.2%)
Cogent, Inc.*	100	$1,357
DST Systems, Inc.*	100	3,798
FTI Consulting, Inc.*	200	8,936
Global Payments, Inc.	200	6,558
H&R Block, Inc.	1,200	27,264
Hewitt Associates, Inc. Class A*	100	2,838
Monster Worldwide, Inc.*	100	1,209
Pitney Bowes, Inc.	300	7,644
Republic Services, Inc.	700	17,353
Robert Half International, Inc.	300	6,246
Rollins, Inc.	500	9,040
Steelcase, Inc. Class A	300	1,686
The Brink's Co.	500	13,440
Total System Services, Inc.	500	7,000
Waste Management, Inc.	1,000	33,140
Weight Watchers International, Inc.	300	8,826
		156,335
Communications Equipment (0.4%)
Ciena Corp.*	200	1,340
Cisco Systems, Inc.*	300	4,890
Corning, Inc.	500	4,765
Motorola, Inc.	1,000	4,430
QUALCOMM, Inc.	300	10,749
Tellabs, Inc.*	200	824
		26,998
Computers & Peripherals (2.7%)
Apple Computer, Inc.*	200	17,070
Dell, Inc.*	400	4,096
Hewlett-Packard Co.	300	10,887
International Business Machines Corp.	300	25,248
Lexmark International, Inc. Class A*	800	21,520
NCR Corp.*	3,500	49,490
NetApp, Inc.*	400	5,588
NVIDIA Corp.*	1,900	15,333
Teradata Corp.*	100	1,483
Western Digital Corp.*	3,400	38,930
		189,645
Construction & Engineering (0.7%)
Fluor Corp.	900	40,383
Foster Wheeler, Ltd.*	200	4,676
McDermott International, Inc.*	100	988
		46,047

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Containers & Packaging (0.9%)
AptarGroup, Inc.	400	$14,096
Crown Holdings, Inc.*	300	5,760
Owens-Illinois, Inc.*	500	13,665
Packaging Corp. of America	1,400	18,844
Sonoco Products Co.	500	11,580
		63,945
Diversified Financials (4.7%)
American Capital, Ltd.	100	324
American Express Co.	300	5,565
Ameriprise Financial, Inc.	200	4,672
Broadridge Financial Solutions, Inc.	300	3,762
CIT Group, Inc.	100	454
Citigroup, Inc.	1,000	6,710
Discover Financial Services	600	5,718
E*TRADE Financial Corp.*	400	460
Fannie Mae	600	456
Federated Investors, Inc. Class B	1,800	30,528
First Horizon National Corp.	105	1,109
Franklin Resources, Inc.	400	25,512
Freddie Mac	300	219
Invesco, Ltd.	300	4,332
Investment Technology Group, Inc.*	600	13,632
Janus Capital Group, Inc.	800	6,424
JPMorgan Chase & Co.	200	6,306
Manulife Financial Corp.	900	15,327
Marshall & Ilsley Corp.	200	2,728
Merrill Lynch & Co., Inc.	300	3,492
Morgan Stanley	300	4,812
Nasdaq OMX Group, Inc.*	300	7,413
NewAlliance Bancshares, Inc.	100	1,317
NYSE Euronext	100	2,738
Principal Financial Group, Inc.	200	4,514
Raymond James Financial, Inc.	700	11,991
State Street Corp.	700	27,531
T. Rowe Price Group, Inc.	1,400	49,616
The Charles Schwab Corp.	3,000	48,510
Waddell & Reed Financial, Inc. Class A	1,600	24,736
Western Union Co.	300	4,302
		325,210
Diversified Telecommunication Services (1.0%)
AT&T, Inc.	897	25,564
Embarq Corp.	400	14,384
FairPoint Communications, Inc.	67	220
JDS Uniphase Corp.*	100	365
NeuStar, Inc. Class A*	700	13,391
Qwest Communications International, Inc.	900	3,276

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Diversified Telecommunication Services
Sprint Nextel Corp.*	800	$1,464
Verizon Communications, Inc.	300	10,170
Windstream Corp.	400	3,680
		72,514
Electric Utilities (1.1%)
Alliant Energy Corp.	300	8,754
Constellation Energy Group, Inc.	200	5,018
Dominion Resources, Inc.	300	10,752
DPL, Inc.	200	4,568
Edison International	300	9,636
FirstEnergy Corp.	100	4,858
NRG Energy, Inc.*	200	4,666
Ormat Technologies, Inc.	300	9,561
Public Service Enterprise Group, Inc.	300	8,751
TECO Energy, Inc.	300	3,705
Unisource Energy Corp.	300	8,808
		79,077
Electronic Equipment & Instruments (1.6%)
Benchmark Electronics, Inc.*	1,600	20,432
Brady Corp. Class A	700	16,765
Energizer Holdings, Inc.*	300	16,242
FLIR Systems, Inc.*	200	6,136
Ingram Micro, Inc. Class A*	1,000	13,390
Jabil Circuit, Inc.	400	2,700
Rockwell Automation, Inc.	400	12,896
Tyco Electronics, Ltd.	700	11,347
Waters Corp.*	300	10,995
		110,903
Energy Equipment & Services (2.0%)
Baker Hughes, Inc.	300	9,621
BJ Services Co.	300	3,501
Cameron International Corp.*	300	6,150
Dresser-Rand Group, Inc.*	800	13,800
ENSCO International, Inc.	200	5,678
FMC Technologies, Inc.*	300	7,149
Halliburton Co.	300	5,454
Helmerich & Payne, Inc.	300	6,825
Noble Corp.	1,200	26,508
Oceaneering International, Inc.*	200	5,828
Patterson-UTI Energy, Inc.	900	10,359
Schlumberger, Ltd.	300	12,699
Smith International, Inc.	100	2,289
Tidewater, Inc.	500	20,135
		135,996

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Food & Drug Retailing (0.7%)
CVS Caremark Corp.	100	$2,874
Flowers Foods, Inc.	400	9,744
Ruddick Corp.	100	2,765
Sysco Corp.	400	9,176
Terra Industries, Inc.	200	3,334
The Kroger Co.	200	5,282
Walgreen Co.	600	14,802
Whole Foods Market, Inc.	100	944
		48,921
Food Products (2.0%)
Campbell Soup Co.	300	9,003
Dean Foods Co.*	300	5,391
Del Monte Foods Co.	700	4,998
H.J. Heinz Co.	100	3,760
Herbalife, Ltd.	800	17,344
Hormel Foods Corp.	300	9,324
Kraft Foods, Inc. Class A	300	8,055
McCormick & Co., Inc.	300	9,558
Sara Lee Corp.	100	979
The Hershey Co.	300	10,422
Tyson Foods, Inc. Class A	2,700	23,652
Unilever NV NY Shares	1,600	39,280
		141,766
Forestry & Paper (0.3%)
MeadWestvaco Corp.	2,000	22,380
Gas Utilities (2.8%)
Atmos Energy Corp.	300	7,110
Kinder Morgan Management LLC*	710	28,386
MDU Resources Group, Inc.	300	6,474
National Fuel Gas Co.	1,200	37,596
New Jersey Resources Corp.	900	35,415
Nicor, Inc.	300	10,422
Northwest Natural Gas Co.	400	17,692
Piedmont Natural Gas Co., Inc.	900	28,503
Sempra Energy	100	4,263
South Jersey Industries, Inc.	100	3,985
Southwestern Energy Co.*	100	2,897
WGL Holdings, Inc.	300	9,807
		192,550
Healthcare Equipment & Supplies (1.1%)
Boston Scientific Corp.*	300	2,322
Covidien, Ltd.	300	10,872
Edwards Lifesciences Corp.*	300	16,485
IMS Health, Inc.	200	3,032
Kinetic Concepts, Inc.*	300	5,754
Medtronic, Inc.	300	9,426
Stryker Corp.	300	11,985

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Healthcare Equipment & Supplies
Varian Medical Systems, Inc.*	300	$10,512
Zimmer Holdings, Inc.*	100	4,042
		74,430
Healthcare Providers & Services (2.7%)
Aetna, Inc.	2,000	57,000
CIGNA Corp.	2,100	35,385
Covance, Inc.*	600	27,618
Humana, Inc.*	300	11,184
Lincare Holdings, Inc.*	200	5,386
Magellan Health Services, Inc.*	200	7,832
McKesson Corp.	300	11,619
Owens & Minor, Inc.	100	3,765
Pharmaceutical Product Development, Inc.	100	2,901
Quest Diagnostics, Inc.	300	15,573
Tenet Healthcare Corp.*	300	345
WellPoint, Inc.*	200	8,426
		187,034
Hotels, Restaurants & Leisure (1.6%)
Burger King Holdings, Inc.	100	2,388
Carnival Corp.	1,300	31,616
Darden Restaurants, Inc.	200	5,636
McDonald's Corp.	200	12,438
Starwood Hotels & Resorts Worldwide, Inc.	300	5,370
Tim Hortons, Inc.	300	8,652
WMS Industries, Inc.*	1,300	34,970
Wyndham Worldwide Corp.	100	655
Yum! Brands, Inc.	300	9,450
		111,175
Household Durables (2.7%)
D.R. Horton, Inc.	100	707
Harman International Industries, Inc.	200	3,346
Koninklijke (Royal) Philips Electronics NV NY Shares	5,800	115,246
Leggett & Platt, Inc.	400	6,076
M.D.C. Holdings, Inc.	200	6,060
Snap-on, Inc.	400	15,752
The Stanley Works	200	6,820
Tupperware Brands Corp.	600	13,620
Whirlpool Corp.	400	16,540
		184,167
Household Products (0.9%)
Church & Dwight Co., Inc.	300	16,836
Clorox Co.	300	16,668
Kimberly-Clark Corp.	200	10,548
The Procter & Gamble Co.	300	18,546
		62,598

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Industrial Conglomerates (1.2%)
3M Co.	300	$17,262
General Electric Co.	300	4,860
Honeywell International, Inc.	1,100	36,113
KBR, Inc.	100	1,520
Reynolds American, Inc.	300	12,093
Textron, Inc.	100	1,387
Tyco International, Ltd.	400	8,640
		81,875
Insurance (11.1%)
ACE, Ltd.	1,000	52,920
Aflac, Inc.	1,500	68,760
American Financial Group, Inc.	1,400	32,032
Aon Corp.	500	22,840
Arthur J. Gallagher & Co.	300	7,773
Assurant, Inc.	800	24,000
Axis Capital Holdings, Ltd.	1,200	34,944
Brown & Brown, Inc.	100	2,090
CNA Financial Corp.	100	1,644
Endurance Specialty Holdings, Ltd.	400	12,212
First American Corp.	300	8,667
Genworth Financial, Inc. Class A	100	283
Hanover Insurance Group, Inc.	100	4,297
HCC Insurance Holdings, Inc.	100	2,675
Lincoln National Corp.	200	3,768
Loews Corp.	2,800	79,100
Marsh & McLennan Cos., Inc.	200	4,854
MBIA, Inc.*	100	407
MetLife, Inc.	400	13,944
PartnerRe, Ltd.	100	7,127
Prudential Financial, Inc.	100	3,026
Reinsurance Group of America, Inc.	400	17,128
RenaissanceRe Holdings, Ltd.	200	10,312
StanCorp Financial Group, Inc.	100	4,177
The Allstate Corp.	4,400	144,144
The Chubb Corp.	400	20,400
The Hartford Financial Services Group, Inc.	300	4,926
The Progressive Corp.	100	1,481
The Travelers Cos., Inc.	1,500	67,800
Torchmark Corp.	1,400	62,580
Unum Group	2,500	46,500
XL Capital, Ltd. Class A	200	740
		767,551
Internet Software & Services (1.0%)
eBay, Inc.*	300	4,188
Google, Inc. Class A*	100	30,765
Sohu.com, Inc.*	700	33,138
Yahoo!, Inc.*	300	3,660
		71,751

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
IT Consulting & Services (0.9%)
Automatic Data Processing, Inc.	700	$27,538
Cognizant Technology Solutions Corp. Class A*	100	1,806
Computer Sciences Corp.*	700	24,598
Sun Microsystems, Inc.*	400	1,528
Tyler Technologies, Inc.*	700	8,386
		63,856
Leisure Equipment & Products (0.2%)
Eastman Kodak Co.	1,000	6,580
Marvel Entertainment, Inc.*	300	9,225
		15,805
Machinery (2.1%)
AGCO Corp.*	300	7,077
Cummins, Inc.	1,300	34,749
Danaher Corp.	300	16,983
Deere & Co.	200	7,664
Dover Corp.	100	3,292
Gardner Denver, Inc.*	300	7,002
Harsco Corp.	600	16,608
Illinois Tool Works, Inc.	300	10,515
John Bean Technologies Corp.	21	172
Joy Global, Inc.	300	6,867
PACCAR, Inc.	600	17,160
Parker Hannifin Corp.	350	14,889
The Manitowoc Co., Inc.	200	1,732
The Timken Co.	200	3,926
		148,636
Marine (0.2%)
Kirby Corp.*	300	8,208
Overseas Shipholding Group, Inc.	100	4,211
		12,419
Media (1.7%)
Cablevision Systems Corp. Group A	200	3,368
CBS Corp. Class B	300	2,457
Comcast Corp. Class A	300	5,064
DISH Network Corp. Class A*	1,800	19,962
John Wiley & Sons, Inc. Class A	300	10,674
News Corp. Class A	1,500	13,635
Omnicom Group, Inc.	600	16,152
Regal Entertainment Group Class A	2,300	23,483
Scripps Networks Interactive Class A	100	2,200
The Interpublic Group of Cos., Inc.*	200	792
The New York Times Co. Class A	100	733
The Walt Disney Co.	300	6,807
Time Warner, Inc.	1,600	16,096
		121,423

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Metals & Mining (1.1%)
AK Steel Holding Corp.	300	$2,796
Alcoa, Inc.	300	3,378
Alpha Natural Resources, Inc.*	300	4,857
Arch Coal, Inc.	300	4,887
Compass Minerals International, Inc.	300	17,598
CONSOL Energy, Inc.	100	2,858
Freeport-McMoRan Copper & Gold, Inc.	102	2,493
Massey Energy Co.	100	1,379
Newmont Mining Corp.	200	8,140
Nucor Corp.	300	13,860
Peabody Energy Corp.	300	6,825
Southern Copper Corp.	100	1,606
United States Steel Corp.	200	7,440
Worthington Industries, Inc.	100	1,102
		79,219
Multi-Utilities (0.3%)
Avista Corp.	100	1,938
Duke Energy Corp.	300	4,503
NiSource, Inc.	1,100	12,067
Westar Energy, Inc.	100	2,051
		20,559
Multiline Retail (2.0%)
99 Cents Only Stores*	800	8,744
Big Lots, Inc.*	1,000	14,490
BJ's Wholesale Club, Inc.*	400	13,704
Costco Wholesale Corp.	300	15,750
Dollar Tree, Inc.*	400	16,720
Family Dollar Stores, Inc.	1,100	28,677
Fred's, Inc. Class A	100	1,076
Macy's, Inc.	1,300	13,455
Target Corp.	300	10,359
Wal-Mart Stores, Inc.	300	16,818
		139,793
Office Electronics (0.2%)
Xerox Corp.	1,400	11,158
Oil & Gas (9.2%)
Apache Corp.	100	7,453
Chevron Corp.	1,200	88,764
Cimarex Energy Co.	300	8,034
ConocoPhillips	1,288	66,718
Devon Energy Corp.	200	13,142
Enbridge Energy Partners LP	100	2,550
Enbridge, Inc.	300	9,741
EnCana Corp.	100	4,648
Enterprise Products Partners LP	200	4,146

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Oil & Gas
Exxon Mobil Corp.	1,400	$111,762
Magellan Midstream Partners LP	300	9,063
Murphy Oil Corp.	800	35,480
Occidental Petroleum Corp.	300	17,997
Petro-Canada	200	4,378
Plains All American Pipeline LP	100	3,469
Range Resources Corp.	200	6,878
Royal Dutch Shell PLC ADR	3,900	206,466
Stone Energy Corp.*	200	2,204
Tesoro Corp.	100	1,317
The Williams Cos., Inc.	300	4,344
TransCanada Corp.	200	5,428
Transocean, Ltd.*	200	9,450
Valero Energy Corp.	200	4,328
W&T Offshore, Inc.	600	8,592
		636,352
Personal Products (0.7%)
Alberto-Culver Co.	900	22,059
Avon Products, Inc.	100	2,403
The Estee Lauder Cos., Inc. Class A	700	21,672
		46,134
Pharmaceuticals (5.5%)
Abbott Laboratories	300	16,011
Bristol-Myers Squibb Co.	1,800	41,850
Eli Lilly & Co.	2,300	92,621
Endo Pharmaceuticals Holdings, Inc.*	400	10,352
Forest Laboratories, Inc.*	2,300	58,581
Johnson & Johnson	300	17,949
King Pharmaceuticals, Inc.*	400	4,248
Medco Health Solutions, Inc.*	100	4,191
Merck & Co., Inc.	300	9,120
Mylan, Inc.*	100	989
Pfizer, Inc.	800	14,168
Valeant Pharmaceuticals International*	300	6,870
Watson Pharmaceuticals, Inc.*	3,900	103,623
		380,573
Real Estate (0.9%)
Boston Properties, Inc.	100	5,500
CB Richard Ellis Group, Inc. Class A*	100	432
Developers Diversified Realty Corp.	100	488
Equity Residential	200	5,964
HCP, Inc.	100	2,777
Host Hotels & Resorts, Inc.	200	1,514
Kimco Realty Corp.	1,000	18,280
Plum Creek Timber Co., Inc.	100	3,474

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Real Estate
ProLogis	200	$2,778
Public Storage	100	7,950
Simon Property Group, Inc.	100	5,313
Vornado Realty Trust	100	6,035
		60,505
Road & Rail (0.7%)
CSX Corp.	100	3,247
GATX Corp.	400	12,388
Heartland Express, Inc.	400	6,304
Knight Transportation, Inc.	200	3,224
Werner Enterprises, Inc.	1,200	20,808
		45,971
Semiconductor Equipment & Products (2.0%)
Advanced Micro Devices, Inc.*	300	648
Analog Devices, Inc.	800	15,216
Applied Materials, Inc.	300	3,039
Intel Corp.	2,800	41,048
Linear Technology Corp.	100	2,212
LSI Corp.*	300	987
MEMC Electronic Materials, Inc.*	500	7,140
Microchip Technology, Inc.	300	5,859
Micron Technology, Inc.*	300	792
QLogic Corp.*	4,100	55,104
STMicroelectronics NV NY Shares	300	1,995
Texas Instruments, Inc.	300	4,656
		138,696
Software (3.1%)
BMC Software, Inc.*	1,600	43,056
CA, Inc.	300	5,559
Cerner Corp.*	400	15,380
Compuware Corp.*	1,100	7,425
Electronic Arts, Inc.*	200	3,208
Gartner, Inc.*	400	7,132
Microsoft Corp.	6,500	126,360
Novell, Inc.*	200	778
Oracle Corp.*	300	5,319
		214,217
Specialty Retail (4.2%)
Aaron Rents, Inc.	300	7,986
Abercrombie & Fitch Co. Class A	400	9,228
Advance Auto Parts, Inc.	300	10,095
Aeropostale, Inc.*	1,000	16,100
AutoNation, Inc.*	100	988
AutoZone, Inc.*	200	27,894
Best Buy Co., Inc.	300	8,433

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Blue Chip Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Specialty Retail
Foot Locker, Inc.	1,500	$11,010
GameStop Corp. Class A*	700	15,162
Limited Brands, Inc.	800	8,032
Lowe's Cos., Inc.	300	6,456
Office Depot, Inc.*	100	298
RadioShack Corp.	3,700	44,178
Ross Stores, Inc.	3,000	89,190
The Cato Corp. Class A	200	3,020
The Gap, Inc.	800	10,712
The Home Depot, Inc.	300	6,906
The TJX Cos., Inc.	300	6,171
Urban Outfitters, Inc.*	100	1,498
Williams-Sonoma, Inc.	837	6,579
		289,936
Textiles & Apparel (0.8%)
Guess?, Inc.	200	3,070
Jones Apparel Group, Inc.	100	586
NIKE, Inc. Class B	300	15,300
Phillips-Van Heusen Corp.	1,700	34,221
		53,177
Tobacco (2.9%)
Altria Group, Inc.	7,300	109,938
Lorillard, Inc.	300	16,905
Philip Morris International, Inc.	900	39,159
UST, Inc.	200	13,876
Vector Group, Ltd.	1,500	20,430
		200,308
Water Utilities (0.0%)
Nalco Holding Co.	100	1,154
TOTAL COMMON STOCKS (Cost $8,376,741)		6,903,594
TOTAL INVESTMENTS AT VALUE (99.4%) (Cost $8,376,741)		6,903,594
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)		41,150
NET ASSETS (100.0%)		$6,944,744

INVESTMENT ABBREVIATION

ADR = American Depositary Receipt

*  Non-income producing security.

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — Blue Chip Portfolio
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at value (Cost $8,376,741) (Note 2)	$6,903,594
Cash	22,224
Receivable for investments sold	47,084
Receivable from investment adviser (Note 3)	31,455
Dividend receivable	16,437
Receivable for portfolio shares sold	9,505
Prepaid expenses	148
Total Assets	7,030,447
Liabilities
Administrative services fee payable (Note 3)	6,294
Payable for investments purchased	45,847
Trustees' fee payable	2,574
Other accrued expenses payable	30,988
Total Liabilities	85,703
Net Assets
Capital stock, $.001 par value (Note 6)	857
Paid-in capital (Note 6)	10,331,346
Undistributed net investment income	118,201
Accumulated net realized loss on investments and foreign currency transactions	(2,032,513)
Net unrealized depreciation on investments	(1,473,147)
Net Assets	$6,944,744
Shares outstanding	856,763
Net asset value, offering price, and redemption price per share	$8.11

See Accompanying Notes to Financial Statements.
22

Credit Suisse Trust — Blue Chip Portfolio
Statement of Operations
For the Year Ended December 31, 2008

Investment Income (Note 2)
Dividends	$204,663
Interest	1,688
Foreign taxes withheld	(247)
Total investment income	206,104
Expenses
Investment advisory fees (Note 3)	45,885
Administrative services fees (Note 3)	30,271
Printing fees (Note 3)	25,673
Custodian fees	22,433
Audit and tax fees	18,720
Trustees' fees	17,285
Legal fees	15,627
Transfer agent fees	1,453
Insurance expense	304
Commitment fees (Note 4)	115
Interest expense (Note 4)	7
Miscellaneous expense	8,585
Total expenses	186,358
Less: fees waived and expenses reimbursed (Note 3)	(99,176)
Net expenses	87,182
Net investment income	118,922
Net Realized and Unrealized Loss from Investments and Foreign Currency Related Items
Net realized loss from investments	(959,156)
Net realized loss from foreign currency transactions	(2)
Net change in unrealized appreciation (depreciation) from investments	(3,024,257)
Net realized and unrealized loss from investments and foreign currency related items	(3,983,415)
Net decrease in net assets resulting from operations	$(3,864,493)

See Accompanying Notes to Financial Statements.
23

Credit Suisse Trust — Blue Chip Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Operations
Net investment income	$118,922	$97,822
Net realized gain (loss) from investments and foreign currency transactions	(959,158)	787,062
Net change in unrealized appreciation (depreciation) from investments	(3,024,257)	(68,810)
Net increase (decrease) in net assets resulting from operations	(3,864,493)	816,074
From Dividends
Dividends from net investment income	(96,395)	(97,194)
Net decrease in net assets resulting from dividends	(96,395)	(97,194)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	1,771,620	1,935,326
Reinvestment of dividends	96,395	97,194
Net asset value of shares redeemed	(1,809,925)	(2,771,300)
Net increase (decrease) in net assets from capital share transactions	58,090	(738,780)
Net decrease in net assets	(3,902,798)	(19,900)
Net Assets
Beginning of year	10,847,542	10,867,442
End of year	$6,944,744	$10,847,542
Undistributed net investment income	$118,201	$97,441

See Accompanying Notes to Financial Statements.
24

Credit Suisse Trust — Blue Chip Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$12.74	$11.95	$10.41	$9.91	$9.15
INVESTMENT OPERATIONS
Net investment income	0.13	0.12	0.10	0.09	0.08
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(4.65)	0.78	1.53	0.48	0.75
Total from investment operations	(4.52)	0.90	1.63	0.57	0.83
LESS DIVIDENDS
Dividends from net investment income	(0.11)	(0.11)	(0.09)	(0.07)	(0.07)
Net asset value, end of year	$8.11	$12.74	$11.95	$10.41	$9.91
Total return[1]	(35.69)%	7.56%	15.79%	5.78%	9.13%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$6,945	$10,848	$10,867	$11,108	$13,437
Ratio of expenses to average net assets	0.95%	0.95%	0.95%	1.04%	1.16%
Ratio of net investment income to average net assets	1.30%	0.86%	0.88%	0.74%	0.69%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	1.08%	0.47%	0.58%	0.47%	0.50%
Portfolio turnover rate	170%	124%	131%	114%	47%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
25

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements
December 31, 2008

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Blue Chip Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

26

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$6,903,594	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$6,903,594	$—

*Other financial instruments include futures, forwards and swap contracts.

27

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or

28

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2008.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2008, investment advisory fees earned, voluntarily waived and expenses reimbursed were $45,885, $45,885 and $53,291, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived or expenses it reimbursed during the year ended December 31, 2008. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2008, co-administrative services fees earned by CSAMSI were $8,260.

29

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $22,011.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2008, Merrill was paid $25,047 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2008, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2008, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$103,000	0.638%	$115,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were $15,885,442 and $15,490,302, respectively.

30

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Shares sold	164,329	156,069
Shares issued in reinvestment of dividends	8,811	7,832
Shares redeemed	(168,004)	(221,807)
Net increase (decrease)	5,136	(57,906)

On December 31, 2008, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	97%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended December 31, 2008 and 2007, respectively, by the Portfolio were as follows:

Ordinary Income
2008	2007
$96,395	$97,194

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, basis adjustments on Partnerships and Real Estate Investment Trusts and deferral of post-October losses.

31

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$118,055
Accumulated realized loss	(1,346,147)
Unrealized depreciation	(1,637,206)
Deferral of post-October capital losses	(522,161)
$(3,387,459)

At December 31, 2008, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31, 2011	Expires December 31, 2016
$1,003,892	$342,255

During the tax year ended December 31, 2008, the Portfolio did not utilize any of the capital loss carryforward.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforward before they expire.

At December 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $8,540,800, $348,659, $(1,985,865) and $(1,637,206), respectively.

At December 31, 2008, the Portfolio reclassified $1,767 from undistributed net investment income to accumulated net realized loss to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions, adjustments to gain/(loss) on Partnerships, return of capital and distributions received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

32

Credit Suisse Trust — Blue Chip Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 9. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Portfolio does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

33

Credit Suisse Trust — Blue Chip Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Blue Chip Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Blue Chip Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2009

34

Credit Suisse Trust — Blue Chip Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 18 and 19, 2008, considered the following factors with respect to the Blue Chip Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.50% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 0.06% paid by the Portfolio after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and expense reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

35

Credit Suisse Trust — Blue Chip Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation

36

Credit Suisse Trust — Blue Chip Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee was at the low end in the Portfolio's Expense Group and the Net Advisory Fee was the lowest in the Expense Group. The Board considered the fee to be reasonable.

•  The Portfolio's performance was above the median for its Performance Group and Performance Universe in all periods except the five year period for the Performance Group.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the fee waiver and the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee and the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

37

Credit Suisse Trust — Blue Chip Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of
Epoch Holding
Corporation (an
investment
management
and investment
advisory
services
company);
Director of The
Adams Express
Company (a
closed-end
investment
company);
Director of
Petroleum and
Resources
Corporation (a
closed-end
investment
					company).

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

38

Credit Suisse Trust — Blue Chip Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	26	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of
iCAD, Inc.
(surgical and
medical
instruments and
apparatus
company);
Director of
Presstek, Inc.
(digital imaging
technologies
company);
Director of
Wood
Resources, LLC.
(plywood
manufacturing
					company).

39

Credit Suisse Trust — Blue Chip Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated
with Credit Suisse since July 2003; Associated with the law
firm of Willkie Farr & Gallagher LLP from 1998 to 2003;
Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007;
Associated with Alliance Bernstein L.P. from January 2007
to May 2007; Associated with Credit Suisse from
August 2000 to December 2006; Officer of other Credit
Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

40

Credit Suisse Trust — Blue Chip Portfolio
Tax Information Letter
December 31, 2008 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate shareholders should note for the year ended December 31, 2008, the percentage of the Fund's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100%.

41

Credit Suisse Trust — Blue Chip Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

42

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/US

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   TRBLC-AR-1208

CREDIT SUISSE FUNDS

Annual Report

December 31, 2008

CREDIT SUISSE TRUST
■  COMMODITY RETURN STRATEGY PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2008; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2008 (unaudited)

January 27, 2009

Dear Shareholder:

For the twelve-month period ending December 31, 2008, Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") had a loss of -33.72%1. Its benchmark, the Dow Jones-AIG Commodity Index Total Return2 ("DJ-AIG Index") had a twelve-month loss of -35.65%.

Market Review: First year of losses in seven years

The year ended December 31, 2008, was a challenging one for commodities. After six consecutive years of annual gains, commodities posted losses for the one-year period. The DJ-AIG Index fell 35.65% for the year, although there were greater losses in many equity indexes. The S&P 500 Index total return fell 37.00% while bonds performed better; for example, the Barclays U.S. Aggregate Bond Index total return rose 5.24%.

The commodities market experienced healthy growth throughout the year until July 2008, when the market began to see a reversion. At that point, the asset class experienced extreme volatility and downward pressure due to the dollar's strength, reduced inflation concerns, and liquidity issues becoming more pronounced. As the year came to a close, the rate of decline in commodities prices slowed, but a decrease in investor confidence due to uncertain market growth prospects remained prevalent. The resulting demand concerns were ultimately another reason behind the poor performance of commodities. The Federal Reserve's rate cuts in recent months did little to combat the downward trend of commodities.

In the DJ-AIG Index, precious metals were the top performing commodity group for the fiscal year, declining 4.06% on a total return basis. The fall was due to a stronger dollar, but was offset by the demand for gold as a risk reduction method (gold gained 3.91% for the year). Agriculture was down 27.47% on weakness from cotton (-42.77%), wheat (-38.53%), and soybean oil (-36.46%). However, due to an increase in demand for alternative energy sources, ethanol inputs (including corn and sugar) produced returns that were among the least negative within the DJ-AIG Index.

Industrial metals and energy were the worst performing commodity groups of the fiscal year. Industrial metals fell 48.27% due to the poor returns of nickel (-56.18%), zinc (-50.98%), and copper (-53.06%). As the outlook for growth in developed countries and emerging markets was reduced, the demand for materials followed suit. In fact, U.S. industrial production fell to its lowest level since 1974 and U.S. gross domestic product (GDP) reported a sharp decline.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Energy was down 47.33% for the year, marked by volatility. Natural gas suffered losses of 37.09% because of unexpected surpluses and lower-than-expected weather-related demand for cooling. Crude oil's decline of 53.23% was due to overall concerns about reduced demand as a result of the potentially slowing growth in global demand. Gasoline was down 61.44% and heating oil was down 47.23% for the year.

Strategic Review and Outlook: Diversification and Potential Upside

During the fiscal year ending December 31, 2008, the Portfolio suffered losses, however, on a relative basis, the Portfolio outperformed the benchmark by approximately 1.93%.

In the fixed income portion of the Portfolio, holdings maintained a bias toward high quality, short-term assets, especially bonds issued by U.S. Government-Sponsored Enterprises (GSEs) and high quality corporate commercial paper from non-financial sectors. In the current credit environment, we remain confident in our high quality fixed income positions, which have been only minimally affected by the credit market downturn of the past year.

Historically, commodity indexes have tended to exhibit long-term positive returns with low correlations to other asset classes, creating potential risk/return benefits within a diversified portfolio. This fiscal year, we saw strong gains in the first half of the year even while equity markets were falling. As the credit crisis deepened and global growth projections were reduced, the second half of the fiscal year was marked by falling commodity and equity markets. December showed signs of a possible recovery with price declines slowing and sectors demonstrating positive returns that were supported by easing liquidity constraints and global economic stimulus.

We believe that the recent volatility exhibited by commodities will persist in the coming months. In our opinion, if the global credit crisis and decline in equity markets continue, and if U.S. government responses to the financial crisis inflate the budget deficit and heighten consumer concerns, there may be significant price movements until more confidence returns to the financial markets. Although there may be near-term uncertainty in commodity price movements, we believe that the asset class could provide an effective portfolio hedge if the recent liquidity injections by global governments result in increased inflation.

The DJ-AIG Index is a broadly diversified futures index composed of futures contracts on 19 physical commodities. The index is weighted among commodity sectors using dollar-adjusted liquidity and production data. Currently, four energy products, six metals and nine agricultural products are represented in the index. The DJ-AIG Index is rebalanced as of the beginning of each calendar year

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

so that as of that time no single commodity constitutes less than 2% or more than 15% of the index, and each sector represented in the index is limited to 33%. However, following this rebalancing and for the remainder of the calendar year, these percentages may change so that a single commodity may constitute a lesser or greater percentage of the index and different sectors may represent different proportions of the index.

The Portfolio seeks total return and is designed to achieve positive return relative to the performance of the DJ-AIG Index. To do so, the Portfolio invests in commodity-linked derivative instruments and fixed-income securities. The Portfolio gains exposure to commodities markets by investing in structured notes whose principal and/or coupon payments are linked to the DJ-AIG Index and swap agreements on the DJ-AIG Index. The Portfolio may invest up to 25% of its' total assets in the Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), a wholly owned subsidiary of the Portfolio formed in the Cayman Islands, which has the same investment objective as the portfolio and has a strategy of investing in commodity-linked swap agreements and other commodity-linked derivative instruments, futures contacts on individual commodities, or a subset of commodities and options on them.

The Credit Suisse Commodities Management Team

Andrew Karsh
Christopher Burton
Andrew S. Lenskold
Kam T. Poon

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. Exposure to commodity markets should only form a small part of a diversified portfolio. Investment in commodity markets may not be suitable for all investors. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, lack of a secondary market, increased volatility, correlation risk, liquidity risk, interest-rate risk, market risk, credit risk, valuation risk and tax risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Portfolio could be

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1 and the
Dow Jones-AIG Commodity Index Total Return2,3 from Inception (2/28/06).

Average Annual Returns as of December 31, 20081

1 Year	Since Inception
(33.72)%	(6.46)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratio is 1.06%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 0.95%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Dow Jones-AIG Commodity Index Total Return is composed of futures contracts on 19 physical commodities. Investors cannot invest directly in an index.

3  Performance for the benchmark is not available for the period beginning February 28, 2006, (commencement of operations). For that reason, performance is shown for the period beginning March 1, 2006.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2008.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2008

Actual Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$513.70
Expenses Paid per $1,000*	$3.61
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$1,020.36
Expenses Paid per $1,000*	$4.82
Annualized Expense Ratios*	0.95%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Sector Breakdown*
United States Agency Obligations	39.8%
Wholly-Owned Subsidiary	23.8%
Commercial Paper	16.7%
Commodity Indexed Structured Notes	13.8%
Variable Rate Corporate Obligation	5.7%
Short-Term Investment	0.2%
Total	100.0%

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Schedule of Investments
December 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
COMMERCIAL PAPER (16.7%)
CORPORATES (16.7%)
$1,000	ConocoPhillips	(A-1, P-1)	01/14/09	0.250	$999,910
1,500	ConocoPhillips	(A-1, P-1)	01/30/09	1.250	1,498,490
1,000	Hewlett-Packard Co.	(A-1, P-1)	03/04/09	0.400	999,311
1,500	Hewlett-Packard Co.	(A-1, P-1)	03/06/09	0.100	1,499,733
2,200	Pfizer, Inc.	(A-1+, P-1)	03/06/09	2.530	2,190,104
1,100	The Coca-Cola Co.	(A-1, P-1)	01/12/09	1.450	1,099,513
1,400	The Coca-Cola Co.	(A-1, P-1)	01/20/09	1.696	1,399,076
2,000	The Walt Disney Co.	(A-1, P-1)	03/10/09	0.400	1,998,488
TOTAL COMMERCIAL PAPER (Cost $11,684,627)					11,684,625
STRUCTURED NOTES (13.8%)
3,000	Deutsche Bank AG London, Series DJAI, Senior Unsecured Notes#	(AA-, Aa1)	12/17/09	0.801	2,537,400
1,200	Deutsche Bank AG London, Series DJAI, Senior Unsecured Notes#	(AA-, Aa1)	01/13/10	1.475	1,445,400
4,700	Svensk Exportkredit AB, Series DJA2, Senior Unsecured Notes#	(AA+, Aa1)	01/13/10	1.601	5,660,459
TOTAL STRUCTURED NOTES (Cost $8,900,000)					9,643,259
UNITED STATES AGENCY OBLIGATIONS (39.8%)
5,000	Fannie Mae#	(AAA, Aaa)	02/12/10	2.180	5,010,605
2,500	Fannie Mae Discount Notes	(AAA, Aaa)	01/12/09	2.650	2,497,976
3,700	Fannie Mae Discount Notes	(AAA, Aaa)	02/02/09	2.800	3,690,791
150	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	01/14/09	0.040	149,998
4,200	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	01/16/09	0.031	4,199,912
5,000	Federal Home Loan Banks#	(AAA, Aaa)	02/10/10	2.318	5,009,815
2,300	Federal Home Loan Banks Series 1#	(AAA, Aaa)	07/10/09	4.349	2,301,674
1,700	Freddie Mac Discount Notes	(AAA, Aaa)	06/08/09	0.330	1,697,962
1,800	Freddie Mac Discount Notes	(AAA, Aaa)	06/22/09	2.940	1,797,649
1,500	Freddie Mac Discount Notes	(AAA, Aaa)	06/25/09	0.400	1,498,007
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $27,806,587)					27,854,389
VARIABLE RATE CORPORATE OBLIGATION (5.7%)
DIVERSIFIED FINANCIALS (5.7%)
4,000	Procter & Gamble Co., Series MTN, Senior Unsecured Notes# (Cost $4,000,000)	(AA-, Aa3)	09/09/09	2.216	4,000,220
SHORT-TERM INVESTMENT (0.2%)
119	State Street Bank and Trust Co. Euro Time Deposit (Cost $119,000)		01/02/09	0.010	119,000

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Schedule of Investments (continued)
December 31, 2008

Number of Shares		Value
WHOLLY-OWNED SUBSIDIARY (23.9%)
38,027,058	Credit Suisse Cayman Commodity Fund II, Ltd.^ (Cost $49,400,000)	$16,680,035
TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $101,910,214)		69,981,528
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.1%)		(62,039)
NET ASSETS (100.0%)		$69,919,489

INVESTMENT ABBREVIATION

MTN = Medium Term Note

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

#  Variable rate obligations — The interest rate is the rate as of December 31, 2008.

^  Affiliated Issuer. See Note 3.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at value (Cost $52,510,214) (Note 2)	$53,301,493
Investment in wholly-owned subsidiary at value (Cost $49,400,000) (Note 2)	16,680,035
Cash	316
Interest receivable	66,138
Cash segregated at brokers for futures contracts	35,000
Receivable for portfolio shares sold	97
Prepaid expenses	1,684
Total Assets	70,084,763
Liabilities
Advisory fee payable (Note 3)	58,222
Administrative services fee payable (Note 3)	11,762
Shareholder servicing/Distribution fee payable (Note 3)	14,091
Payable for portfolio shares redeemed	26,648
Trustees' fee payable	2,574
Other accrued expenses payable	51,977
Total Liabilities	165,274
Net Assets
Capital stock, $.001 par value (Note 6)	9,838
Paid-in capital (Note 6)	112,330,652
Accumulated net investment loss	(560)
Accumulated net realized loss on investments and futures contracts	(10,491,755)
Net unrealized depreciation on investments	(31,928,686)
Net Assets	$69,919,489
Shares outstanding	9,838,339
Net asset value, offering price and redemption price per share	$7.11

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statement of Operations
For the Year Ended December 31, 2008

Investment Income (Note 2)
Interest	$2,264,756
Expenses
Investment advisory fees (Note 3)	491,577
Administrative services fees (Note 3)	121,301
Shareholder servicing/Distribution fees (Note 3)	245,789
Legal fees	72,252
Audit and tax fees	35,706
Printing fees (Note 3)	23,717
Trustees' fees	17,285
Custodian fees	9,800
Transfer agent fees	4,375
Insurance expense	3,630
Commitment fees (Note 4)	849
Miscellaneous expense	12,319
Total expenses	1,038,600
Less: fees waived (Note 3)	(104,603)
Net expenses	933,997
Net investment income	1,330,759
Net Realized and Unrealized Gain (Loss) from Investments and Futures Contracts
Net realized loss from investments	(10,609,434)
Net realized gain from futures contracts	109,943
Net change in unrealized appreciation (depreciation) from investments	(2,929,639)
Net change in unrealized appreciation (depreciation) from investment in wholly-owned subsidiary[1]	(32,805,545)
Net change in unrealized appreciation (depreciation) from futures contracts	7,736
Net realized and unrealized loss from investments and futures contracts	(46,226,939)
Net decrease in net assets resulting from operations	$(44,896,180)

1  There was no income or realized gain/loss recognized from the investment in wholly-owned subsidiary.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Operations
Net investment income	$1,330,759	$5,203,315
Net realized gain (loss) from investments and futures contracts	(10,499,491)	12,907,214
Net change in unrealized appreciation (depreciation) from investments and futures contracts	(35,727,448)	(137,690)
Net increase (decrease) in net assets resulting from operations	(44,896,180)	17,972,839
From Dividends and Distributions
Dividends from net investment income	(1,320,641)	(5,262,535)
Distributions from net realized gains	(6,620,491)	—
Net decrease in net assets resulting from dividends and distributions	(7,941,132)	(5,262,535)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	72,262,206	81,389,351
Reinvestment of dividends and distributions	7,941,132	5,262,535
Net asset value of shares redeemed	(14,070,998)	(188,644,559)
Net increase (decrease) in net assets from capital share transactions	66,132,340	(101,992,673)
Net increase (decrease) in net assets	13,295,028	(89,282,369)
Net Assets
Beginning of year	56,624,461	145,906,830
End of year	$69,919,489	$56,624,461
Accumulated net investment loss	$(560)	$(10,406)

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Period)

	For the Year Ended December 31,		For the Period Ended
	2008	2007	December 31, 2006[1]
Per share data
Net asset value, beginning of period	$11.58	$10.37	$10.00
INVESTMENT OPERATIONS
Net investment income[2]	0.15	0.54	0.38
Net gain (loss) on investments, futures contracts and swap contracts (both realized and unrealized)	(3.80)	1.22	0.25
Total from investment operations	(3.65)	1.76	0.63
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.15)	(0.55)	(0.26)
Distributions from net realized gains	(0.67)	—	—
Total dividends and distributions	(0.82)	(0.55)	(0.26)
Net asset value, end of period	$7.11	$11.58	$10.37
Total return[3]	(33.72)%	17.33%	6.36%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$69,919	$56,624	$145,907
Ratio of expenses to average net assets	0.95%	0.95%	0.95%[4]
Ratio of net investment income to average net assets	1.35%	4.06%	4.28%[4]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.11%	0.08%	0.31%[4]
Portfolio turnover rate	140%	93%	27%

1  For the period February 28, 2006 (commencement of operations) through December 31, 2006.

2  Per share information is calculated using the average shares outstanding method.

3  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan. Total returns for periods less than one year are not annualized.

4  Annualized.

See Accompanying Notes to Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements
December 31, 2008

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Commodity Return Strategy Portfolio (the "Portfolio"), is included in this report. The Portfolio is a non-diversified open-end management investment company that seeks total return. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Securities, options, futures contracts and other assets (including swaps and structured note agreements), for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$—
Level 2 – Other Significant Observable Inputs	69,981,528	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$69,981,528	$—

*Other financial instruments include futures, forwards and swap contracts.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships ("Qualifying Income"). The Portfolio may seek to track

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

the performance of the Dow Jones-AIG Commodity Index ("DJ-AIG Index") through investing in structured notes designed to track the performance of the DJ-AIG Index. The Portfolio has received a private letter ruling from the IRS which confirms that the Portfolio's use of certain types of structured notes designed to track the performance of the DJ-AIG Index produce Qualifying Income. In addition, the Portfolio may, through its investment in the Credit Suisse Cayman Commodity Fund II, Ltd., a wholly owned and controlled Cayman Islands subsidiary, ("the Subsidiary"), seek to track the performance of the DJ-AIG Index by the Subsidiary's investments in commodity-linked swaps and/or futures contracts. The Portfolio has obtained a private letter ruling from the IRS that its investment in the Subsidiary will produce Qualifying Income. If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns. If the Portfolio should fail to qualify as a RIC, it would be considered as a single investment, which may result in variable contracts invested in the Portfolio not being treated as annuity, endowment or life insurance contracts under the Code. All income and gain inside the variable contracts would be taxed currently to the holders, and the contracts would remain subject to taxation as ordinary income thereafter, even if they become adequately diversified.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At December 31, 2008, the Portfolio had no open futures contracts.

H) SWAPS — The Portfolio may enter into commodity index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into commodity index swaps only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At December 31, 2008, the Portfolio had no outstanding swap contracts.

I) COMMODITY INDEX-LINKED NOTES — The Portfolio may invest in structured notes whose value is based on the price movements of a commodity index. The structured notes are often leveraged, increasing the volatility of each note's value relative to the change in the underlying linked financial element. The value of these notes will rise and fall in response to changes in the underlying commodity index. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying commodity index. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. Fluctuations in the value of the structured notes are recorded as unrealized gains and losses in the accompanying financial statements. Net payments are recorded as interest income. These notes are subject to prepayment, credit and interest risks. The Portfolio has the option to request prepayment from the issuer. At maturity, or when a note is sold, the Portfolio records a realized gain or loss. At December 31, 2008, the value of these securities comprised 13.8% of the Portfolio's net assets and resulted in unrealized appreciation of $743,259.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio had no securities out on loan during the year ended December 31, 2008.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

K) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Statement of Assets and Liabilities.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2008, investment advisory fees earned and voluntarily waived were $491,577 and $104,603, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the year ended December 31, 2008. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2008, co-administrative services fees earned by CSAMSI were $88,484.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $32,817.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares. Pursuant to distribution plans adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSAMSI receives fees for its distribution services. These fees are calculated at an annual rate of 0.25% of the average daily net assets.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2008, Merrill was paid $20,811 for its services to the Portfolio.

Investment in Cayman Commodity Fund II, Ltd. The Portfolio may invest up to 25% of its total assets in the Subsidiary, which invests primarily in commodity and financial futures and options contracts, as well as fixed income securities and other investments intended to serve as margin or collateral for the Subsidiary's derivatives positions. The Portfolio wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Credit Suisse.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

The Portfolio does not consolidate the assets, liabilities, capital or operations of the Subsidiary into its financial statements. Rather, the Subsidiary is separately presented as an investment in the Portfolio's Schedule of Investments. Unrealized appreciation or depreciation on the Portfolio's investment in the Subsidiary is recorded in the Portfolio's Statement of Assets and Liabilities and Portfolio's Statement of Operations.

For tax purposes, the Subsidiary is an exempted Cayman investment company. The Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, as a wholly-owned Controlled Foreign Corporation, the Subsidiary's net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio's investment company taxable income.

	Beginning Shares	Additions	Reductions	Ending Shares	Dividend Income	Value of affiliates at 12/31/08
Credit Suisse Cayman Commodity Fund II, Ltd.	100,000	37,927,058	—	38,027,058	$—	$16,680,035

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2008, and during the year ended December 31, 2008, the Portfolio had no borrowings under the Credit Facility.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investments Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$116,950,014	$54,132,140	$12,298,069	$0

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Shares sold	5,618,528	7,693,479
Shares issued in reinvestment of dividends and distributions	759,506	486,914
Shares redeemed	(1,430,308)	(17,357,645)
Net increase (decrease)	4,947,726	(9,177,252)

On December 31, 2008, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	93%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended December 31, 2008 and 2007, respectively, by the Portfolio were as follows:

Ordinary Income		Long-Term Capital Gain
2008	2007	2008	2007
$5,602,337	$5,262,535	$2,338,795	$0

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

The tax basis components of distributable earnings differ from the amount reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to income from the subsidiary and deferral of post-October losses.

At December 31, 2008, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$85,020
Accumulated realized loss	(6,043,468)
Unrealized depreciation	(32,014,266)
Deferral of post-October capital losses	(4,448,287)
$(42,421,001)

At December 31,2008, the Portfolio had capital loss carryforward available to offset possible future capital gains as follows:

Expires December 31,
2016
$6,043,468

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforward before it expires.

At December 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $101,995,794, $1,253,881, $(33,268,147) and $(32,014,266), respectively.

At December 31, 2008, the Portfolio reclassified $272 from undistributed net investment income to accumulated net realized gain, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatments of dividend redesignations. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 9. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Portfolio does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Commodity Return Strategy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Commodity Return Strategy Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2009

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 18 and 19, 2008, considered the following factors with respect to the Commodity Return Strategy Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.50% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 0.35% paid by the Portfolio after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and expense reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered the performance results of the Portfolio, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's business as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee was at the low end in the Portfolio's Expense Group and the Net Advisory Fee was the lowest in the Expense Group. The Board considered the fee to be reasonable.

•  The Portfolio commenced operations on February 28, 2006 and therefore performance information was shown only for the one and two year periods. The Portfolio's performance was above the median of both its Performance Group and Performance Universe for those periods. The Board noted that the Performance Group was limited to funds that, like the Portfolio, invested primarily in commodity-related investments, while the Performance Universe was composed of all specialty diversified equity funds, not just commodity funds.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the fee waiver and the amount of the Contractual Advisory Fee and the Net Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since Portfolio Inception	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of
Epoch Holding
Corporation
(an investment management
and investment
advisory
services
company);
Director of The
Adams Express
Company (a
closed-end
investment
company);
Director of
Petroleum and
Resources Corporation
(a closed-end
					investment company).

Jeffrey E. Garten Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	26	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Since Portfolio Inception	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of
iCAD, Inc.
(surgical and
medical
instruments and
apparatus
company);
Director of
Presstek, Inc.
(digital imaging
technologies
company);
Director of
Wood
Resources, LLC. (plywood
manufacturing
					company).

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Portfolio Inception	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since Portfolio Inception	Since Portfolio Inception	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Tax Information Letter
December 31, 2008 (unaudited)

Important Tax Information for Shareholders

During the year ended December 31, 2008, the Portfolio declared $2,338,795 in dividends that were designated as long-term capital gains dividends.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

■  CREDIT SUISSE
CAYMAN COMMODITY FUND II, LTD.
for the Year Ended December 31, 2008

Credit Suisse Cayman Commodity Fund II, Ltd.
Schedule of Investments
December 31, 2008

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (42.1%)
$220	Federal Home Loan Bank Discount Notes‡‡	(AAA, Aaa)	02/02/09	0.131	$219,975
800	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	03/06/09	2.433	799,937
2,000	Federal Home Loan Bank Discount Notes	(AAA, Aaa)	03/31/09	2.819	1,999,780
1,000	Federal Home Loan Mortgage Discount Notes	(AAA, Aaa)	02/17/09	0.101	999,869
1,000	Federal Home Loan Mortgage Discount Notes	(AAA, Aaa)	02/18/09	0.101	999,866
300	Federal Home Loan Mortgage Discount Notes	(AAA, Aaa)	03/02/09	2.890	299,978
700	Federal National Mortgage Association Discount Notes	(AAA, Aaa)	02/23/09	0.101	699,897
1,000	Federal National Mortgage Association Discount Notes	(AAA, Aaa)	03/11/09	0.152	999,915
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $7,000,736)					7,019,217
SHORT-TERM INVESTMENT (1.4%)
239	State Street Bank and Trust Co. Euro Time Deposit (Cost $239,000)		01/02/09	0.010	239,000
TOTAL INVESTMENTS AT VALUE (43.5%) (Cost $7,239,736)					7,258,217
OTHER ASSETS IN EXCESS OF LIABILITIES (56.5%)					9,421,818
NET ASSETS (100.0%)					$16,680,035

†  Credit ratings given by the Standard & Poor's Division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

‡‡  Collateral segregated for futures contracts.

See Accompanying Notes to Financial Statements.

Credit Suisse Cayman Commodity Fund II, Ltd.
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at value (Cost $7,239,736) (Note 2)	$7,258,217
Cash	395
Cash segregated at brokers for swap contracts	7,380,627
Unrealized appreciation on open swap contracts	2,045,614
Other assets	30,624
Total Assets	16,715,477
Liabilities
Administrative services fee payable (Note 3)	6,623
Variation margin payable (Note 2)	5,160
Other accrued expenses payable	23,659
Total Liabilities	35,442
Net Assets
Par value of participating shares (Note 4)	38,027
Paid-in capital (Note 4)	49,361,973
Undistributed net investment income	240,796
Accumulated net realized loss on investments, futures contracts and swap contracts	(34,901,993)
Net unrealized appreciation on investments, futures contracts and swap contracts	1,941,232
Net Assets	$16,680,035
Shares outstanding	38,027,058
Net asset value, offering price and redemption price per share	$0.44

See Accompanying Notes to Financial Statements.

Credit Suisse Cayman Commodity Fund II, Ltd.
Statement of Operations
For the Year Ended December 31, 2008

Investment Income (Note 2)
Interest	$220,652
Expenses
Administrative services fees (Note 3)	6,606
Audit fees	24,000
Total expenses	30,606
Less: fees reimbursed (Note 3)	(30,606)
Net expenses	—
Net investment income	220,652
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	37,077
Net realized gain from futures contracts	305,879
Net realized loss from swap contracts	(35,321,176)
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	1,952,023
Net realized and unrealized loss from investments, futures contracts and swap contracts	(33,026,197)
Net decrease in net assets resulting from operations	$(32,805,545)

See Accompanying Notes to Financial Statements.

Credit Suisse Cayman Commodity Fund II, Ltd.
Statements of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007[1]
From Operations
Net investment income	$220,652	$20,144
Net realized gain (loss) from investments, futures contracts and swap contracts	(34,978,220)	76,227
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	1,952,023	(10,791)
Net increase (decrease) in net assets resulting from operations	(32,805,545)	85,580
From Capital Share Transactions (Note 4)
Proceeds from sale of shares	48,400,000	1,000,000
Net increase in net assets from capital share transactions	48,400,000	1,000,000
Net increase in net assets	15,594,455	1,085,580
Net Assets
Beginning of period	1,085,580	—
End of period (including undistributed net investment income of $240,796, and $20,144, respectively)	$16,680,035	$1,085,580

1  For the period July 27, 2007 (commencement of operations ) through December 31, 2007.

See Accompanying Notes to Financial Statements.

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements
December 31, 2008

Note 1. Organization

Credit Suisse Cayman Commodity Fund II, Ltd. (the "Fund") is organized as a Cayman Islands Company. The Fund intends to carry on the business of an investment company. The Fund's investment manager is Credit Suisse Asset Management, LLC ("Credit Suisse"). As of December 31, 2008, 100% of the Fund's participating shares were owned by Credit Suisse Trust — Commodity Return Strategy Portfolio.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Swap contracts are generally valued at a price at which the counterparty to such contract would repurchase the instrument or terminate the contract. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Securities, options, futures contracts and other assets (including swaps and structured note agreements), for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$—	$(122,863)
Level 2 – Other Significant Observable Inputs	7,258,217	2,045,614
Level 3 – Significant Unobservable Inputs	—	—
Total	$7,258,217	$1,922,751

*Other financial instruments include futures, forwards and swap contracts.

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

B) INCOME TAXES — The Fund has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes through June of 2027. No such taxes are levied in the Cayman Islands at the present time. The Fund is a Controlled Foreign Corporation under U.S. tax laws and as such is not subject to U.S. income tax. Therefore, the Fund is not required to record a tax provision.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. The Fund has reviewed its current tax positions and has determined that no provision for income tax is required in the Fund's financial statements.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) FUTURES — The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Fund could lose more than the original margin deposit and subsequent

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

payments may be required for a futures transaction. At December 31, 2008, the Fund had the following open futures contracts:

Contract Description	Unrealized Appreciation (Depreciation)
Contracts to Purchase
Energy	$243,240
$243,240
Contracts to Sell
Energy	$(366,103)
$(366,103)
Net unrealized depreciation	$(122,863)

E) USE OF ESTIMATES — The preparation of financial statements in conformity with accounting principals generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SWAPS — The Fund may enter into commodity index swaps for hedging purposes or to seek to increase total return. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into commodity index swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Fund may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

transactions exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation on swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions. At December 31, 2008, the Fund had the following outstanding swap contracts:

Currency		Notional Amount	Expiration Date	Counterparty	Receive	Pay	Unrealized Appreciation/ (Depreciation)
USD	$	4,182,645	1/26/09	Barclays	Return on the Dow Jones- AIG Commodity Total Return Index	Fee plus Treasury Bill Rate	$223,947
USD	$	5,542,691	1/26/09	Barclays	Return on the Dow Jones- AIG Commodity Total Return Index	Fee plus Treasury Bill Rate	281,351
USD	$	30,021,279	1/26/09	Merrill Lynch	Return on the Dow Jones- AIG Commodity Total Return Index	Fee plus Treasury Bill Rate	1,523,905
USD	$	306,422	1/26/09	Merrill Lynch	Return on the Dow Jones- AIG Commodity Total Return Index	Fee plus Treasury Bill Rate	16,411
							$2,045,614

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse recognizes that it receives compensation for performing investment advisory services for the Credit Suisse Trust — Commodity Return Strategy Portfolio pursuant to a separate investment advisory agreement and agrees to receive no additional compensation for rendering its services to the Fund. During the period ended December 31, 2008, Credit Suisse voluntarily reimbursed the Fund $30,606 in Fund expenses. Reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

State Street Bank and Trust Company ("SSB") serves as administrator to the Fund. For its administrative services, SSB currently receives a fee based on the

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

Fund's average daily net assets. For the year ended December 31, 2008, administrative services fees earned by SSB were $6,606.

Note 4. Capital Transactions

The Fund issued 100,000 participating shares for $1,000,000 on July 27, 2007 in conjunction with the initial capitalization of the Fund. Capital transactions were as follows:

	For the Year Ended December 31, 2008		For the Period Ended December 31, 2007[1]
	Shares	Value	Shares	Value
Shares sold	37,927,058	$48,400,000	100,000	$1,000,000
Net increase	37,927,058	$48,400,000	100,000	$1,000,000

1  For the period from July 27, 2007 (commencement of operations) through December 31, 2007.

Note 5. Financial Highlights

The following represents the total return of the Fund for the year ended December 31, 2008 and the period ended December 31, 2007, respectively. Total returns were calculated based upon the daily returns of the Fund during the periods represented. The calculation has not been annualized for reporting purposes:

	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007[1]
Total Return	(95.95)%	8.60%

1  For the period from July 27, 2007 (commencement of operations) through December 31, 2007.

The following represents certain financial ratios of the Fund for the periods noted. The computation of the net investment income and total expense ratios was based upon the daily net assets of the Fund during these periods. The calculations have been annualized for reporting purposes:

Ratio to Average Net Assets:	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007[1]
Net investment income	2.08%	4.46%
Total expenses (before expense reimbursement)	0.29%	5.37%
Total expenses (after expense reimbursement)	0.00%	0.00%

1  For the period from July 27, 2007 (commencement of operations) through December 31, 2007.

Credit Suisse Cayman Commodity Fund II, Ltd.
Notes to Financial Statements (continued)
December 31, 2008

Note 6. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 7. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Fund does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

Credit Suisse Cayman Commodity Fund II, Ltd.
Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
Credit Suisse Cayman Commodity Fund II, Ltd.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Cayman Commodity Fund II, Ltd. (the "Fund"), at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2009

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRCOM-AR-1208

CREDIT SUISSE FUNDS

Annual Report

December 31, 2008

CREDIT SUISSE TRUST
■  EMERGING MARKETS PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2008; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report
December 31, 2008 (unaudited)

February 2, 2009

Dear Shareholder:

For the twelve-month period ended December 31, 2008, Credit Suisse Trust — Emerging Markets Portfolio (the "Portfolio")1 declined 54.80%, versus a decrease of 53.18% for its benchmark, the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EM).2

Market Review: Emerging markets hard hit by global deleveraging

The year ended December 31, 2008 was a difficult one for almost all asset classes and emerging markets were no exception. Emerging market equities suffered their largest ever calendar year decline. A collapse of risk appetite and the ongoing credit freeze drove substantial redemptions in the asset class and resulted in declines across all markets, sectors and stocks.

Performance over the year was marked by several stages. In the first half of the year, rising energy and food prices lifted inflation above target rates and resulted in monetary tightening across many markets, which proved to be a strong de-rating force for emerging markets, particularly China. During this period, commodity suppliers (such as Brazil and Russia) and materials stocks were virtually the only outperformers. Markets entered a new phase of downturn in June and July as key commodity prices peaked, leading to large redemptions in BRIC and emerging market funds. The crisis deepened with the Lehman Brothers bankruptcy in September and Iceland's banking crisis in October, which prompted a collapse in risk appetite globally and exacerbated credit scarcity. Markets with poor external fundamentals and weak banking systems (such as those in Hungary and smaller central European countries) came under intense pressure, while a flight to the dollar produced severe weakening in many emerging market currencies. The downturn in markets finally stabilized in late October, following the announcement of aggressive policy measures in developed markets and the announcement of fiscal stimulus by China. Markets staged a year-end rally led by China and material stocks in particular.

Strategic Review and Outlook: More challenges ahead

For the year ended December 31, 2008, the Portfolio slightly underperformed the benchmark. In general, it was a very hard year for performance given the extreme levels of market volatility and the indiscriminate sell-off that hit large cap stocks across all sectors and resulted in massive redemptions from emerging markets. Specifically, the Portfolio's country position and stock selection in Brazil, India and China contributed positively to performance, while stock selection in Russia, South Africa and Mexico detracted from performance.

1

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

After a long bull market in emerging markets in which liquidity lifted all boats, we expect the market environment to remain challenging for emerging markets. On the negative side, to the extent that emerging markets remain a cyclical asset class, the global backdrop remains uncertain. The full impact of the downturn in growth in developed markets has yet to be seen, while economic momentum has been decreasing rapidly across emerging markets. On the positive side, fourth quarter gains and the abatement of some of the panic selling that took place in September and October provides a more stable basis for markets going forward. While we expect investor sentiment to remain cautious, the worst of the develeraging may be behind us. Valuations on the whole remain attractive, although we do not see this as significant enough catalyst for a serious return of capital to the asset class. In our opinion, any significant rally in emerging markets is likely to require global catalysts — narrower credit spreads, some stabilization in economic growth momentum and signs that the Chinese policy stimulus is working. We believe that macro and micro fundamentals will become more important in the coming year as differentiating factors for performance.

We remain focused on markets and companies less exposed to reductions in credit availability. For example, on a country level, we will focus on companies with stronger external balance sheets (lower external debt and financing needs/current account surpluses). On a company level, we will look for those with lower cash requirements and good corporate governance. While we expect there to be rallies in cyclical sectors, our portfolios are more broadly focused on domestic interest-rate sensitive sectors, defensive sectors (such as telecom and utilities), and areas that should benefit from countercyclical macroeconomic policies.

The Credit Suisse Emerging Markets Team

Neil Gregson
Annabel Betz
Matthew J.K. Hickman
Stephen Parr

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments. The Portfolio may involve a greater degree of risk than other funds that seek capital growth by investing in larger, more developed markets.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and

2

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

3

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Emerging Markets Portfolio1
and the MSCI Emerging Markets Free Index2
for Ten Years.

4

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Average Annual Returns as of December 31, 20081

1 Year	5 Years	10 Years	Since Inception[3]
(54.80)%	4.38%	5.79%	3.45%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratio is 1.29%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.04%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International Emerging Markets Free Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Inception date 12/31/97.

5

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2008.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2008

Actual Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$519.60
Expenses Paid per $1,000*	$3.59
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$1,020.41
Expenses Paid per $1,000*	$4.77
Annualized Expense Ratios*	0.94%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Emerging Markets Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

8

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments
December 31, 2008

	Number of Shares	Value
COMMON STOCKS (91.7%)
Brazil (7.9%)
Banks (1.0%)
Unibanco - Uniao de Bancos Brasileiros SA GDR	7,900	$510,498
Air Freight & Couriers (0.3%)
Log-in Logistica Intermodal SA	71,000	153,752
Diversified Financials (0.4%)
Banco do Brasil SA	36,000	226,621
Diversified Telecommunication Services (0.8%)
Brasil Telecom Participacoes SA	16,259	410,658
Electric Utilities (1.7%)
Companhia Energetica de Minas Gerais	18,364	252,321
EDP - Energias do Brasil SA	30,200	292,676
Tractebel Energia SA	45,000	357,955
		902,952
Food Products (0.3%)
Cosan SA Industria e Comercio*	28,200	135,921
Oil & Gas (2.3%)
Petroleo Brasileiro SA - Petrobras ADR	60,500	1,234,805
Real Estate (0.3%)
PDG Realty SA Empreendimentos e Participacoes	32,300	154,436
Specialty Retail (0.5%)
Lojas Renner SA	24,400	163,957
Redecard SA	11,227	123,728
		287,685
Wireless Telecommunication Services (0.3%)
Global Village Telecom SA*	15,700	170,802
TOTAL BRAZIL		4,188,130
Chile (1.3%)
Electric Utilities (0.7%)
Empresa Nacional de Electricidad SA ADR	5,000	167,450
Empresa Nacional de Telecumunicaciones SA	19,000	205,728
		373,178
Metals & Mining (0.6%)
Antofagasta PLC	50,000	313,205
TOTAL CHILE		686,383
China (12.5%)
Banks (4.4%)
China Construction Bank Series H	1,491,400	829,772
China Merchants Bank Co., Ltd. Series H	163,000	304,985
Industrial & Commercial Bank of China Series H	2,323,500	1,233,584
		2,368,341

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
China
Construction & Engineering (0.7%)
China Railway Construction Corp. Series H*	166,000	$248,520
China Railway Group Ltd. Series H*	208,000	145,368
		393,888
Construction Materials (0.2%)
Anhui Conch Cement Co., Ltd. Series H*	20,000	93,016
Electric - Integrated (0.2%)
Datang International Power Generation Co., Ltd. Series H	168,722	90,050
Food Products (0.6%)
Chaoda Modern Agriculture (Holdings), Ltd.	462,657	297,308
Hotels, Restaurants & Leisure (0.3%)
Ctrip.com International, Ltd. ADR	7,500	178,500
Insurance (2.0%)
China Life Insurance Co., Ltd. Series H	267,100	820,660
Ping An Insurance Group Co., Ltd. Series H	45,000	221,144
		1,041,804
Metals & Mining (0.4%)
Yanzhou Coal Mining Co., Ltd. Series H	270,082	201,287
Oil & Gas (1.7%)
China Petroleum & Chemical Corp. (Sinopec) Series H	390,000	239,719
PetroChina Co., Ltd. Series H	776,880	690,379
		930,098
Personal Products (0.9%)
Hengan International Group Co., Ltd.	150,000	484,026
Transportation Infrastructure (1.1%)
Jiangsu Expressway Co., Ltd. Series H	780,000	578,755
TOTAL CHINA		6,657,073
Colombia (0.7%)
Diversified Financials (0.7%)
Suramericana de Inversiones SA	57,200	393,276
TOTAL COLOMBIA		393,276
Czech Republic (0.7%)
Electric Utilities (0.7%)
CEZ	8,300	354,990
TOTAL CZECH REPUBLIC		354,990
Egypt (0.5%)
Wireless Telecommunication Services (0.5%)
Orascom Telecom Holding S.A.E	52,000	280,640
TOTAL EGYPT		280,640

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Hong Kong (8.0%)
Electric - Integrated (0.4%)
China Resources Power Holdings Co., Ltd.	120,000	$233,320
Oil & Gas (0.8%)
CNOOC, Ltd.	464,500	441,821
Real Estate (1.3%)
China Overseas Land & Investment, Ltd.	148,677	208,763
China Resources Land, Ltd.	367,542	454,942
		663,705
Wireless Telecommunication Services (5.5%)
China Mobile, Ltd.	262,344	2,661,771
China Unicom, Ltd.	209,000	254,148
		2,915,919
TOTAL HONG KONG		4,254,765
India (4.7%)
Automobiles (0.3%)
Mahindra & Mahindra, Ltd.	24,400	140,261
Chemicals (1.1%)
Reliance Industries, Ltd.	23,010	585,864
Construction & Engineering (0.3%)
Larsen & Toubro, Ltd. GDR	10,000	162,000
Diversified Financials (0.6%)
ICICI Bank, Ltd. ADR	17,800	342,650
Diversified Telecommunication Services (0.8%)
Bharti Airtel, Ltd.*	30,574	449,331
Electrical Equipment (0.5%)
Bharat Heavy Electricals, Ltd.	8,700	243,767
Industrial Conglomerates (0.3%)
Grasim Industries, Ltd.	5,929	149,612
IT Consulting & Services (0.8%)
Infosys Technologies, Ltd. ADR	17,400	427,518
TOTAL INDIA		2,501,003
Indonesia (1.8%)
Banks (0.3%)
PT Bank Rakyat Indonesia	407,000	173,077
Construction Materials (0.4%)
PT Indocement Tunggal Prakarsa Tbk	440,000	190,023
Diversified Financials (0.3%)
PT Bank Central Asia Tbk	460,000	139,101
Industrial Conglomerates (0.1%)
PT Bakrie & Brothers Tbk*	10,953,800	50,247

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Indonesia
Metals & Mining (0.1%)
Straits Resources, Ltd.	116,000	$74,184
Wireless Telecommunication Services (0.6%)
PT Telekomunikasi Indonesia	538,984	344,476
TOTAL INDONESIA		971,108
Israel (4.2%)
Chemicals (0.3%)
Israel Chemicals, Ltd.	23,500	164,395
Diversified Telecommunication Services (0.6%)
Bezeq Israeli Telecommunication Corporation, Ltd.	195,000	320,580
Internet Software & Services (0.7%)
Check Point Software Technologies, Ltd.*	19,000	360,810
Pharmaceuticals (2.6%)
Teva Pharmaceutical Industries, Ltd. ADR	33,180	1,412,473
TOTAL ISRAEL		2,258,258
Kazakhstan (0.4%)
Oil & Gas (0.4%)
KazMunaiGas Exploration Production GDR	18,300	230,580
TOTAL KAZAKHSTAN		230,580
Kuwait (0.1%)
Financial Services (0.1%)
Global Investment House KSCC GDR, Rule 144A*‡	23,740	57,688
TOTAL KUWAIT		57,688
Malaysia (2.2%)
Diversified Telecommunication Services (0.6%)
Telekom Malaysia Berhad	331,973	296,449
Hotels, Restaurants & Leisure (0.4%)
Resorts World Berhad	309,971	203,338
Industrial Conglomerates (1.2%)
IOI Corporation Berhad	329,075	341,256
Kumpulan Sime Darby Bhd	209,000	315,565
		656,821
TOTAL MALAYSIA		1,156,608
Mexico (5.1%)
Beverages (0.7%)
Fomento Economico Mexicano SAB de CV ADR	12,731	383,585
Metals & Mining (0.3%)
Grupo Mexico SA de CV Series B	264,080	169,716

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Mexico
Multiline Retail (0.5%)
Wal-Mart de Mexico SAB de CV ADR	9,529	$254,593
Real Estate (0.6%)
Urbi Desarrollos Urbanos SA de CV*	237,772	324,504
Wireless Telecommunication Services (3.0%)
America Movil SAB de CV ADR Series L	37,774	1,170,616
America Movil SAB de CV Series L	266,342	408,692
		1,579,308
TOTAL MEXICO		2,711,706
Peru (0.4%)
Metals & Mining (0.4%)
Compania de Minas Buenaventura SA ADR	9,800	195,216
TOTAL PERU		195,216
Poland (1.1%)
Banks (0.7%)
Powszechna Kasa Oszczednosci Bank Polski SA	31,500	380,389
Diversified Telecommunication Services (0.4%)
Telekomunikacja Polska GDR	35,000	222,250
TOTAL POLAND		602,639
Russia (5.8%)
Banks (0.4%)
Sberbank RF	317,000	237,181
Electric Utilities (0.3%)
Federal Grid Unified Energy System JSC*	6,375,625	25,503
Holding MRSK OAO*	630,900	18,927
Inter Rao Ues OAO*	26,412,217	5,282
Kuzbassenergo*	441,065	882
Mosenergo*	211,972	6,359
OGK - 1*	606,938	6,676
OGK - 3	259,558	3,504
OGK - 4 OJSC*	648,173	7,778
RAO Energy Sysytem of OAO*	630,900	1,262
RusHydro*	2,178,604	45,871
Territorial Generating Co. 14*	6,128,325	613
Territorial Generating Co. 6*	9,669,110	967
TGK - 1 OAO*	24,121,317	2,412
TGK - 10 OAO*	60	57
TGK - 11 Holding OAO*	630,900	126
TGK - 13 OAO*	1,087,214	815
TGK - 2*	8,190,898	819
TGK - 4*	10,009,531	2,502
TGK - 5 JSC*	5	0
TGK - 8*	214,366	26

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Russia
TGK - 9	42,481,476	$1,274
The Second Wholesale Power Market Generating Co.*	315,955	2,528
The Sixth Wholesale Power Market Generating Co.	368,224	2,983
Volga Territorial Generation Co.*	210,977	1,477
		138,643
Food Products (0.1%)
Uralkali GDR	6,700	60,165
Industrial Conglomerates (0.4%)
Mining and Metallurgical Company Norilsk Nickel ADR	36,855	234,398
Metals & Mining (0.1%)
Evraz Group SA GDR	6,400	55,040
Oil & Gas (3.8%)
Eurasia Drilling Co., Ltd. GDR*	17,000	59,500
Gazprom	239,914	883,927
Gazprom ADR	31,700	456,711
Lukoil ADR	10,600	339,730
Rosneft Oil Co.	68,000	255,000
		1,994,868
Pharmaceuticals (0.4%)
Pharmstandard Reg S GDR*	18,990	201,294
Wireless Telecommunication Services (0.3%)
Mobile Telesystems	26,000	100,214
OAO Vimpel Communications ADR	10,745	76,934
		177,148
TOTAL RUSSIA		3,098,737
South Africa (7.5%)
Banks (1.2%)
FirstRand, Ltd.	136,452	240,022
Standard Bank Group, Ltd.	45,000	406,017
		646,039
Construction & Engineering (0.8%)
Group Five, Ltd.	36,600	141,142
Murray & Roberts Holdings, Ltd.	51,500	269,280
		410,422
Construction Materials (0.2%)
Pretoria Portland Cement Co., Ltd.	33,097	112,395
Air Freight & Couriers (0.0%)
Reinet Investments SCA*	9,006	9,449
Diversified Telecommunication Services (0.3%)
Telkom South Africa, Ltd.	10,500	130,382

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
South Africa
Food Products (0.2%)
Tiger Brands, Ltd.	7,297	$112,957
Industrial Conglomerates (0.3%)
Remgro Ltd.	22,038	182,284
Metals & Mining (1.6%)
AngloGold Ashanti, Ltd.	11,300	313,408
ArcelorMittal South Africa, Ltd.	18,600	179,359
Impala Platinum Holdings, Ltd.	25,000	368,431
		861,198
Oil & Gas (0.9%)
Sasol	15,700	477,463
Tobacco (0.3%)
British American Tobacco PLC*	5,740	152,276
Wireless Telecommunication Services (1.7%)
MTN Group, Ltd.	75,300	887,798
TOTAL SOUTH AFRICA		3,982,663
South Korea (11.9%)
Auto Components (0.5%)
Hyundai Mobis	5,200	265,212
Banks (0.5%)
Shinhan Financial Group Co., Ltd.	11,832	281,534
Beverages (0.7%)
Hite Brewery Co., Ltd.*	2,749	364,986
Construction & Engineering (1.0%)
Daelim Industrial Co., Ltd.	3,900	142,612
Hyundai Development Co.	13,760	364,310
		506,922
Diversified Financials (0.5%)
KB Financial Group, Inc.*	9,010	241,068
Electrical Equipment (0.5%)
Pyeong San Co., Ltd.	13,500	274,432
Household Durables (0.6%)
Woongjin Coway Co., Ltd.	14,800	317,384
Metals & Mining (1.1%)
POSCO ADR	8,000	602,000
Multiline Retail (1.2%)
Hyundai Department Store Co., Ltd.	5,829	298,294
Shinsegae Co., Ltd.	880	341,890
		640,184

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
South Korea
Semiconductor Equipment & Products (3.3%)
Samsung Electronics Co., Ltd.	4,811	$1,754,043
Tobacco (1.1%)
KT&G Corp.	9,600	607,234
Wireless Telecommunication Services (0.9%)
SK Telecom Co., Ltd.	3,000	498,651
TOTAL SOUTH KOREA		6,353,650
Taiwan (11.7%)
Banks (0.6%)
Chinatrust Financial Holding Co., Ltd.	788,715	337,564
Chemicals (0.9%)
Formosa Plastics Corp.	140,000	186,762
Taiwan Fertilizer Co., Ltd.	169,000	270,736
		457,498
Communications Equipment (0.3%)
Zyxel Communications Corp.	284,225	149,238
Computers & Peripherals (0.4%)
Asustek Computer, Inc.	186,948	210,969
Construction Materials (0.6%)
Asia Cement Corp.	377,562	329,701
Diversified Financials (1.0%)
First Financial Holding Co., Ltd.	394,680	210,829
Yuanta Financial Holdings Co., Ltd.	675,900	307,742
		518,571
Diversified Telecommunication Services (1.2%)
Chunghwa Telecom Co., Ltd.	387,200	623,703
Electronic Equipment & Instruments (1.5%)
AU Optronics Corp.	340,000	257,749
Catcher Technology Co., Ltd.	110,000	183,749
Hon Hai Precision Industry Co., Ltd.	169,854	334,911
		776,409
Food Products (0.5%)
Uni-President Enterprises Corp.	305,608	270,562
Industrial Conglomerates (0.5%)
Far Eastern Textile, Ltd.	440,640	283,632
Insurance (0.6%)
Cathay Financial Holding Co., Ltd.	298,245	336,021
Multiline Retail (0.2%)
Far Eastern Department Stores Co., Ltd.	215,250	122,823

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Taiwan
Real Estate (0.3%)
Cathay Real Estate Development Co., Ltd.	610,000	$135,991
Semiconductor Equipment & Products (2.4%)
MediaTek, Inc.	39,040	264,047
Taiwan Semiconductor Manufacturing Co., Ltd.	754,210	1,029,104
		1,293,151
Wireless Telecommunication Services (0.7%)
Taiwan Mobile Co., Ltd.	248,000	369,031
TOTAL TAIWAN		6,214,864
Thailand (2.5%)
Banks (0.4%)
Kasikornbank Public Co., Ltd.	175,000	229,518
Construction & Engineering (0.4%)
Italian - Thai Development Public Co., Ltd.	2,117,000	136,345
Land and Houses Public Co., Ltd.	710,000	78,961
		215,306
Metals & Mining (0.4%)
Banpu Public Co., Ltd.	29,000	194,206
Oil & Gas (0.5%)
PTT Exploration & Production PCL	86,000	269,935
Wireless Telecommunication Services (0.8%)
Advanced Info Service Public Co., Ltd.	191,000	431,096
TOTAL THAILAND		1,340,061
Turkey (0.7%)
Banks (0.4%)
Turkiye Is Bankasi Series C	66,000	179,726
Wireless Telecommunication Services (0.3%)
Turkcell Iletisim Hizmetleri AS	29,000	167,663
TOTAL TURKEY		347,389
TOTAL COMMON STOCKS (Cost $61,631,223)		48,837,427
PREFERRED STOCKS (6.7%)
Brazil (6.7%)
Banks (1.1%)
Banco Itau Holding Financeira SA	53,625	600,177
Beverages (0.9%)
Companhia de Bebidas das Americas ADR	10,200	451,962
Air Freight & Couriers (0.2%)
Bradespar SA	12,100	99,519

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Emerging Markets Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
PREFERRED STOCKS
Brazil
Diversified Telecommunication Services (0.3%)
Telemar Norte Leste SA Class A	6,400	$152,316
Metals & Mining (1.9%)
Companhia Vale do Rio Doce ADR	92,300	982,995
Oil & Gas (1.9%)
Petroleo Brasileiro SA - Petrobras ADR	42,200	1,033,478
Road & Rail (0.4%)
All America Latina Logistica	50,500	216,552
TOTAL PREFERRED STOCKS (Cost $1,795,086)		3,536,999
RIGHTS (0.0%)
Hong Kong (0.0%)
Real Estate (0.0%)
China Overseas Land & Investment, Ltd. strike price HKD 8.00 expires 01/21/09* (Cost $0)	5,947	2,133
TOTAL RIGHTS (Cost $0)		2,133
TOTAL INVESTMENTS AT VALUE (98.4%) (Cost $63,426,309)		52,376,559
OTHER ASSETS IN EXCESS OF LIABILITIES (1.6%)		868,078
NET ASSETS (100.0%)		$53,244,637

INVESTMENT ABBREVIATIONS

ADR = American Depositary Receipt

GDR = Global Depositary Receipt

*  Non-income producing security.

‡  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to a value of $57,688 or 0.1% of net assets.

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Emerging Markets Portfolio
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at value (Cost $63,426,309) (Note 2)	$52,376,559
Foreign currency at value (cost $204,950)	196,205
Receivable for investments sold	570,864
Dividend and interest receivable	121,514
Receivable from investment adviser (Note 3)	116,350
Receivable for portfolio shares sold	72,142
Prepaid expenses and other assets	2,116
Total Assets	53,455,750
Liabilities
Advisory fee payable (Note 3)	46,910
Administrative services fee payable (Note 3)	11,854
Due to custodian	78,778
Trustees' fee payable	2,574
Payable for portfolio shares redeemed	1,662
Other accrued expenses payable	69,335
Total Liabilities	211,113
Net Assets
Capital stock, $.001 par value (Note 6)	13,061
Paid-in capital (Note 6)	67,574,955
Undistributed net investment income	864,263
Accumulated net realized loss on investments and foreign currency transactions	(4,141,934)
Net unrealized depreciation on investments and foreign currency translations	(11,065,708)
Net Assets	$53,244,637
Shares outstanding	13,060,985
Net asset value, offering price, and redemption price per share	$4.08

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Emerging Markets Portfolio
Statement of Operations
For the Year Ended December 31, 2008

Investment Income (Note 2)
Dividends	$3,000,365
Interest	27,191
Securities lending	140,492
Foreign taxes withheld	(334,048)
Total investment income	2,834,000
Expenses
Investment advisory fees (Note 3)	1,033,367
Administrative services fees (Note 3)	159,424
Custodian fees	142,649
Audit and tax fees	33,395
Printing fees (Note 3)	32,016
Interest expense (Note 4)	18,192
Trustees' fees	17,285
Legal fees	15,148
Insurance expense	4,670
Transfer agent fees	3,761
Commitment fees (Note 4)	1,568
Miscellaneous expense	35,963
Total expenses	1,497,438
Less: fees waived (Note 3)	(289,647)
Net expenses	1,207,791
Net investment income	1,626,209
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments (net of Thailand and India Capital Gain Tax $94,793)	(3,515,087)
Net realized loss from foreign currency transactions	(227,677)
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note 3)	116,350
Net change in unrealized appreciation (depreciation) from investments	(82,478,460)
Net change in unrealized appreciation (depreciation) from foreign currency translations	86,810
Net realized and unrealized loss from investments and foreign currency related items	(86,018,064)
Net decrease in net assets resulting from operations	$(84,391,855)

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Emerging Markets Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Operations
Net investment income	$1,626,209	$1,789,326
Net realized gain (loss) from investments and foreign currency transactions	(3,742,764)	57,537,557
Net increase from payments by affiliates on the disposal of investments in violation of restrictions (Note 3)	116,350	—
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(82,391,650)	(14,030,363)
Net increase (decrease) in net assets resulting from operations	(84,391,855)	45,296,520
From Dividends and Distributions
Dividends from net investment income	(2,085,510)	(2,363,281)
Distributions from net realized gains	(57,210,032)	(24,399,983)
Net decrease in net assets resulting from dividends and distributions	(59,295,542)	(26,763,264)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	17,676,067	40,554,090
Reinvestment of dividends and distributions	59,295,542	26,763,264
Net asset value of shares redeemed	(59,856,229)	(148,352,555)
Net increase (decrease) in net assets from capital share transactions	17,115,380	(81,035,201)
Net decrease in net assets	(126,572,017)	(62,501,945)
Net Assets
Beginning of year	179,816,654	242,318,599
End of year	$53,244,637	$179,816,654
Undistributed net investment income	$864,263	$1,201,133

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — Emerging Markets Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$23.58	$21.85	$16.82	$13.25	$10.63
INVESTMENT OPERATIONS
Net investment income	0.25	0.37	0.21	0.14	0.12
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(10.11)[1]	5.58	5.19	3.53	2.53
Total from investment operations	(9.86)	5.95	5.40	3.67	2.65
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.34)	(0.37)	(0.11)	(0.10)	(0.03)
Distributions from net realized gains	(9.30)	(3.85)	(0.26)	—	—
Total dividends and distributions	(9.64)	(4.22)	(0.37)	(0.10)	(0.03)
Net asset value, end of year	$4.08	$23.58	$21.85	$16.82	$13.25
Total return[2]	(54.80)%	29.44%	32.51%	27.84%	25.02%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$53,245	$179,817	$242,319	$186,190	$115,224
Ratio of expenses to average net assets	1.04%	1.30%	1.36%	1.40%	1.40%
Ratio of net investment income to average net assets	1.40%	0.94%	1.11%	1.11%	1.21%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.25%	0.15%	0.23%	0.25%	0.29%
Portfolio turnover rate	61%	62%	80%	77%	121%

1  The investment adviser fully reimbursed the Portfolio for a loss on a transaction not meeting the Portfolio's investment guidelines, which otherwise would have reduced the amount by $0.01 (Note 3).

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
22

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements
December 31, 2008

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Emerging Markets Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

23

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$17,732,255	$—
Level 2 – Other Significant Observable Inputs	34,644,304	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$52,376,559	$—

*Other financial instruments include futures, forwards and swap contracts.

24

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's

25

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2008, the Portfolio had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the

26

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2008, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $415,019, of which $239,963 was rebated to borrowers (brokers). The Portfolio retained $140,492 in income from the cash collateral investment, and SSB, as lending agent, was paid $34,564. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

27

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. Effective October 1, 2006, the Portfolio pays Credit Suisse for its advisory services a fee that consists of two components: (1) a monthly base management fee calculated by applying a fixed rate of 1.20% ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.20% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period will generally be 36 months. During the period from October 1, 2006 through September 30, 2007, only the Base Fee applied to the Portfolio. The fee adjustment went into effect on October 1, 2007. After 12 months have passed, the measurement period will be equal to the number of months that have elapsed since October 1, 2006 until 36 months has passed, after which the measurement period will become 36 months. The Base Fee and Performance Adjustment are calculated and accrued daily. The investment advisory fee is paid monthly in arrears. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the MSCI Emerging Markets Free Index, the Portfolio's benchmark index (the "Index"), is 1.00% or greater (plus or minus) during the applicable performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the relevant month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). The investment performance of the Portfolio for the performance measurement period is used to calculate the Portfolio's Performance Adjustment. After Credit Suisse determines whether the Portfolio's performance was above or below the Index by comparing the investment performance of the Portfolio against the investment record of the Index, Credit Suisse will apply the Performance Adjustment (positive or negative) across the Portfolio.

The following table shows the structure of the Performance Adjustment. No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the investment record of the Index is 1.00% or greater (plus or minus) during the applicable performance measurement period.

28

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

	Annualized Return (Net of Expenses) Relative to Index	Performance Adjustment
	Over 2.00%	+0.20%
	1.00% to 2.00%	+0.10%
Base Fee plus/minus	0.00% to 1.00%	None
	0.00% to -1.00%	None
	-1.00% to -2.00%	-0.10%
	Over -2.00%	-0.20%

For the year ended December 31, 2008, investment advisory fees earned and voluntarily waived were $1,395,384 and $289,647, respectively, less a performance fee adjustment of $362,017. Credit Suisse will not recapture from the Portfolio any fees it waived during the year ended December 31, 2008. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisers"). Credit Suisse U.K.'s and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio. As of October 1, 2008, Credit Suisse Australia no longer serves as sub-investment advisor to the Portfolio.

Credit Suisse reimbursed the Portfolio for a $116,350 loss incurred on a transaction in September 2008 not meeting the Portfolio's investment guidelines. The reimbursement was recorded as a receivable as of December 31, 2008 and Credit Suisse subsequently made the payment in January 2009.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2008, co-administrative services fees earned by CSAMSI were $104,654.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $54,770.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

29

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2008, Merrill was paid $22,884 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2008, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2008, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$4,499,486	4.160%	$14,314,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were $69,224,575 and $108,177,580, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Shares sold	1,008,819	1,735,883
Shares issued in reinvestment of dividends and distributions	9,915,642	1,264,207
Shares redeemed	(5,490,383)	(6,461,658)
Net increase (decrease)	5,434,078	(3,461,568)

30

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 6. Capital Share Transactions

On December 31, 2008, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
3	92%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the years ended December 31, 2008 and 2007, respectively, by the Portfolio were as follows:

Ordinary Income		Long-Term Capital Gain
2008	2007	2008	2007
$18,662,110	$10,113,031	$40,633,432	$16,650,233

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, mark-to-market of forward contracts, mark-to-market income from Passive Foreign Investment Companies and deferral of post-October losses.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$943,224
Accumulated realized gain	2,147,792
Unrealized depreciation	(11,890,458)
Deferral of post – October capital losses	(5,508,381)
Deferral of post – October ordinary and currency losses	(35,556)
$(14,343,379)

At December 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $64,251,355, $10,305,035, $(22,179,831) and $(11,874,796), respectively.

At December 31, 2008, the Portfolio reclassified $122,431 from accumulated net realized loss from investments to undistributed net investment income, to

31

Credit Suisse Trust — Emerging Markets Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

adjust for current period permanent book/tax differences of foreign currency transactions, realized capital gains tax and the sale of Passive Foreign Investment Companies. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Portfolio does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

32

Credit Suisse Trust — Emerging Markets Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Emerging Markets Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2009

33

Credit Suisse Trust — Emerging Markets Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, at a meeting held on November 18 and 19, 2008, considered the following factors with respect to the Emerging Markets Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the current contractual advisory fee with a base rate of 1.20% for the Portfolio plus a variable performance adjustment fee based upon the Portfolio's performance relative to its benchmark during a performance adjustment period ("Contractual Advisory Fee"), in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K."). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 0.78% paid by the Portfolio after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and expense reimbursements could be discontinued at any time. The Board noted that the compensation paid to Credit Suisse U.K. (the "Sub-Adviser") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory and

Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Adviser. The Board reviewed background information about Credit Suisse and the Sub-Adviser, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Adviser's senior management and the expertise of, and the amount of

34

Credit Suisse Trust — Emerging Markets Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

attention given to the Portfolio by, senior personnel of Credit Suisse and the Sub-Adviser. With respect to the Sub-Adviser, the Board also considered their expertise in managing the types of global investments that the Portfolio utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreement, the Board also considered the benefits of retaining Credit Suisse's United Kingdom affiliate given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. expands the universe of companies and countries from which investment opportunities could be sought.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee

35

Credit Suisse Trust — Emerging Markets Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Adviser and their affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Adviser and benefits potentially derived from an increase in Credit Suisse's and the Sub-Adviser's businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Adviser and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Adviser's method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Adviser, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreement, the Board concluded that:

•  Although the combined Contractual Advisory Fee and co-administration fees were the highest in the Expense Group, the Net Advisory Fee and actual total expenses were the lowest in the Expense Group. The Board considered the fee to be reasonable.

•  The Board was aware that the Portfolio's performance was below most funds in the Performance Group and the Performance Universe for all periods reviewed. The Board noted that the performance-based fee adjustment, which went into effect in October 2007, had been adopted to more closely align Credit Suisse's interests with the interests of the Portfolio's shareholders, which could result in improved investment performance over time for the benefit of all shareholders. The Board would continue to monitor steps taken by Credit Suisse to improve performance.

36

Credit Suisse Trust — Emerging Markets Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Adviser and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the amount of the Net Advisory Fee and actual total expenses, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

37

Credit Suisse Trust — Emerging Markets Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of
Epoch Holding
Corporation
(an investment
management
and investment
advisory
services
company);
Director of The
Adams Express
Company (a
closed-end
investment
company);
Director of
Petroleum and
Resources
Corporation
(a closed-end
investment
					company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

38

Credit Suisse Trust — Emerging Markets Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	26	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of
iCAD, Inc.
(surgical and
medical
instruments and
apparatus
company);
Director of
Presstek, Inc.
(digital imaging
technologies company);
Director of
Wood
Resources, LLC.
(plywood
manufacturing
					company).

39

Credit Suisse Trust — Emerging Markets Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

40

Credit Suisse Trust — Emerging Markets Portfolio
Tax Information Letter
December 31, 2008 (unaudited)

Important Tax Information for Shareholders

During the year ended December 31, 2008, the Portfolio declared $40,633,432 in dividends that were designated as long-term capital gains dividends.

41

Credit Suisse Trust — Emerging Markets Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

42

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TREMK-AR-1208

CREDIT SUISSE FUNDS

Annual Report

December 31, 2008

CREDIT SUISSE TRUST
■  GLOBAL SMALL CAP PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2008; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report
December 31, 2008 (unaudited)

January 29, 2009

Dear Shareholder:

For the twelve months ended December 31, 2008, Credit Suisse Trust — Global Small Cap Portfolio (the "Portfolio")1 had a loss of -46.75%, versus a loss of -42.91% for its benchmark, the Morgan Stanley Capital International World Small Cap Index.2

Market Review: A volatile year

The fiscal year ending December 31, 2008 was a tumultuous one marked by dramatic losses in the equity markets. Though 2008 will undoubtedly be remembered, most of us would rather forget it. The MSCI World Small Cap Index, the Portfolio's benchmark, declined 42.91%. Though this was the Index's worst performance on record, it was only 1% worse than the MSCI World Index, which includes securities of companies in all capitalization ranges.

In the United States, central bank target interest rates declined to their lowest level ever at 0% – 0.25%. Additionally, several household names like investment bank Lehman Brothers, global insurer AIG, mortgage and savings providers HBOS and Washington Mutual, and international financial services provider Fortis either went bankrupt or came very close to it. A series of hedge funds imploded — culminating in the $50 billion Madoff scandal, where Bernard Madoff (Chairman of Bernard L. Madoff Investment Securities LLC and former NASDAQ chairman) was accused of what may turn out to be the largest investor fraud ever committed.

Within equities, defensive securities and low beta regions and sectors performed best. For the year, Japanese and American securities, healthcare, consumer staples and telecommunications performed relatively better than the market. Conversely, emerging markets, financials and materials performed relatively worse. Banks in particular performed very poorly as losses eroded shareholder equity, forcing capital raises and, in many cases, leaving current shareholders with almost no equity. Investors moved to low-leverage, high-quality assets as deleveraging forced sellers into the market. This effect was especially felt in Russia (whose market ended the year down 72%) and commodities, both relatively thinly traded markets.

Domestically, the U.S. housing sector continued to weaken in 2008, as evidenced by the S&P/Case Shiller U.S. Home Price Index, which measures home prices in 20 U.S. metropolitan areas. In October, the index was down 18% from a year earlier. The drop was more than originally forecast and has been falling every month since January 2007.

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Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Additionally, unemployment continued to rise in 2008, with increased job losses in all major industry sectors. Non-farm payrolls fell by 533,000 jobs in November, following losses of 403,000 in September and 320,000 in October. The household unemployment rate was 6.7%.

Strategic Review and Portfolio Outlook: Confidence and liquidity need to be restored

For the annual period ending December 31, 2008, the Fund underperformed its benchmark. Asset allocation and stock selection in financials added to performance — though these same factors detracted domestically. Several additional factors detracted from performance: A large underweight in Japanese securities had a material effect on performance due to the strength in the Japanese yen, positions in Russia fell meaningfully over the year and, though exposure to Russian securities was reduced, performance was affected; also, stock selection in the United States, particularly in the energy and health care sectors, was poor.

The small cap market posed additional difficulties. By nature, small cap stocks are less liquid and more risky, and with the credit crisis and liquidation of numerous funds and hedge funds in the second half of the year, volatility increased in the small cap market. In part, this is because hedge funds tend to have more investments in small caps than do retail funds, and as the hedge funds unwound, the sell off of small caps caused a depression in prices.

Within the Fund, we continue to believe that the markets will ultimately differentiate between stronger businesses with better prospects, though this has not been the case in the sell-off so far. Additionally, we are adopting a barbell strategy that will focus equally on high quality companies with better-than-average long-term return profiles and organic growth potential and on cyclical companies with some balance sheet leverage, very low expectations and long-lived assets or brands.

Internationally, the Fund's largest overweight position is in healthcare where there are very strong global secular themes such as obesity, immunology, vaccines and advances in technology. The companies we are invested in have strong competitive positions, are often leaders in their fields and have strong balance sheets and attractive valuations. We expect consolidation to occur in this space and have already seen very large premiums paid for takeovers in 2009.

We believe that 2009 may be another year of bankruptcies. Though credit markets may be beginning to return to normal, banks are still unwilling to lend and have limited capacity to do so. In this environment, highly indebted companies with high fixed costs and rapidly declining volumes will not have the financial flexibility to weather the storm. We will focus on avoiding these companies for 2009.

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Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Globally, the economic outlook remains poor. Gross domestic product (GDP) growth will be the lowest for decades as both emerging and developed economies experience synchronized recessions. Central banks and governments will battle with deflation and trying to increase liquidity. By the end of 2009, we expect investors to become concerned with inflationary pressures and the long-term effects of the current policy response. However, this is not an average downturn and we expect global earnings to continue to drop sharply from here — reflecting the collapse in global demand experienced in the fourth quarter of 2008. However, with earnings declining, it is not impossible for stocks to react positively, even though traditionally this has only occurred for short periods of time. The market is a discounting mechanism. It may be possible that investors have already fully priced in the potential for earnings declines.

Globally, valuations look cheap on an absolute basis and very attractive relative to defensive assets such as government bonds and cash. The MSCI World trailing price earnings estimate is 11x (a level not seen since the 1980's). On a price-to-book basis, the MSCI World is now below 1.5x and its historical long-term average is 2.1x. Relative to U.S. bonds, equities now have a dividend yield higher than 10-year government bonds — a fact, however, that may be pointing to unsustainably low bond yields rather than attractive equities.

In our opinion, 2009 will be volatile, with sharp rallies and steep declines. However, overall we expect that the markets will end the year up from the lows of 2008.

Robert Graham-Brown
Portfolio Manager

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. Because of the nature of the Portfolio's investments in start-up and other small companies and certain aggressive strategies it may use, an investment in the Portfolio may be more volatile and less liquid than investments in larger companies and may not be appropriate for all investors.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

3

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Global Small Cap Portfolio1 and the
MSCI World Small Cap Index2 for Ten Years.

4

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Average Annual Returns as of December 31, 20081

1 Year	5 Years	10 Years	Since Inception[3]
(46.75)%	(4.52)%	(3.14)%	(1.23)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratio is 1.88%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.00%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International World Small Cap Index is an unmanaged broad-based index comprised of small cap companies from 23 developed markets. Index returns are price only and do not reflect the reinvestment of dividends. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Inception date 9/30/96.

5

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2008.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2008

Actual Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$572.80
Expenses Paid per $1,000*	$3.95
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$1,020.11
Expenses Paid per $1,000*	$5.08
Annualized Expense Ratios*	1.00%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Global Small Cap Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

8

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments
December 31, 2008

	Number of Shares	Value
COMMON STOCKS (97.9%)
Austria (2.1%)
Pharmaceuticals (2.1%)
Intercell AG*	22,920	$720,892
TOTAL AUSTRIA		720,892
Belgium (3.7%)
Diversified Telecommunication Services (3.1%)
Mobistar SA	14,600	1,053,166
Metals & Mining (0.6%)
Umicore	11,060	218,551
TOTAL BELGIUM		1,271,717
Cyprus (0.6%)
Banks (0.6%)
Bank of Cyprus Public Co., Ltd.	52,430	196,894
TOTAL CYPRUS		196,894
Denmark (2.1%)
Biotechnology (0.5%)
Genmab AS*	4,690	182,057
Insurance (1.6%)
Trygvesta AS	8,530	537,558
TOTAL DENMARK		719,615
Finland (3.9%)
Auto Components (1.0%)
Nokian Renkaat Oyj	31,020	352,442
Diversified Telecommunication Services (2.9%)
Elisa Oyj	57,477	1,000,610
TOTAL FINLAND		1,353,052
France (5.4%)
Media (4.2%)
Eutelsat Communications	47,510	1,122,130
M6 Metropole Television	17,890	346,837
		1,468,967
Software (1.2%)
UbiSoft Entertainment SA*	21,260	417,113
TOTAL FRANCE		1,886,080
Germany (1.9%)
Containers & Packaging (1.3%)
Gerresheimer AG	17,340	471,832
Internet Software & Services (0.6%)
Wirecard AG*	33,580	196,247
TOTAL GERMANY		668,079

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Gibraltar (0.7%)
Hotels, Restaurants & Leisure (0.7%)
888 Holdings PLC	160,980	$230,213
TOTAL GIBRALTAR		230,213
Italy (1.2%)
Textiles & Apparel (1.2%)
Tod's SpA	9,390	408,692
TOTAL ITALY		408,692
Japan (2.5%)
Diversified Financials (2.5%)
iShares MSCI Japan Small Cap Index Fund	22,170	885,692
TOTAL JAPAN		885,692
Netherlands (2.0%)
Electronic Equipment & Instruments (2.0%)
Gemalto NV*	27,410	689,584
TOTAL NETHERLANDS		689,584
Russia (0.7%)
Pharmaceuticals (0.7%)
Pharmstandard Reg S GDR*	22,116	234,430
TOTAL RUSSIA		234,430
Spain (2.2%)
Biotechnology (2.2%)
Grifols SA	43,220	757,286
TOTAL SPAIN		757,286
Sweden (0.9%)
Healthcare Equipment & Supplies (0.9%)
Elekta AB B Shares	32,080	322,810
TOTAL SWEDEN		322,810
Switzerland (1.3%)
Biotechnology (0.6%)
Basilea Pharmaceutica AG*	1,460	207,233
Healthcare Equipment & Supplies (0.7%)
Nobel Biocare Holding AG	11,770	243,048
TOTAL SWITZERLAND		450,281
United Kingdom (12.4%)
Aerospace & Defense (2.0%)
Smiths Group PLC	22,120	284,241
VT Group PLC	49,330	398,565
		682,806

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
United Kingdom
Commercial Services & Supplies (3.8%)
Aggreko PLC	66,670	$435,246
Serco Group PLC	133,820	875,991
		1,311,237
Industrial Conglomerates (1.4%)
Intertek Group PLC	41,630	475,391
Insurance (2.4%)
Amlin PLC	158,850	825,686
Oil & Gas (2.1%)
Petrofac, Ltd.	145,280	727,230
Road & Rail (0.7%)
Arriva PLC	30,405	264,754
TOTAL UNITED KINGDOM		4,287,104
United States (54.3%)
Chemicals (2.5%)
CF Industries Holdings, Inc.	9,680	475,869
Intrepid Potash, Inc.*	18,450	383,206
		859,075
Commercial Services & Supplies (4.9%)
Brink's Home Security Holdings, Inc.*	1,700	37,264
Stericycle, Inc.*	9,960	518,717
VistaPrint, Ltd.*	23,800	442,918
Waste Connections, Inc.*	21,750	686,647
		1,685,546
Containers & Packaging (2.4%)
Pactiv Corp.*	32,940	819,547
Distributor (0.8%)
Pool Corp.	16,440	295,427
Diversified Financials (10.3%)
IntercontinentalExchange, Inc.*	2,230	183,841
MSCI, Inc. Class A*	22,820	405,283
NewAlliance Bancshares, Inc.	71,570	942,577
Portfolio Recovery Associates, Inc.*	16,820	569,189
SPDR KBW Regional Banking ETF	49,600	1,446,336
		3,547,226
Electric Utilities (0.0%)
VeraSun Energy Corp.*	500	28
Electronic Equipment & Instruments (3.3%)
American Superconductor Corp.*	23,410	381,817
Itron, Inc.*	11,720	747,033
		1,128,850

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
United States
Energy Equipment & Services (0.1%)
Basic Energy Services, Inc.*	2,700	$35,208
Healthcare Equipment & Supplies (9.6%)
American Medical Systems Holdings, Inc.*	18,450	165,866
Cyberonics, Inc.*	15,630	258,989
Dexcom, Inc.*	45,420	125,359
ev3, Inc.*	59,860	365,146
Illumina, Inc.*	14,920	388,666
Intuitive Surgical, Inc.*	3,420	434,306
Masimo Corp.*	19,080	569,156
NuVasive, Inc.*	16,920	586,278
Vnus Medical Technologies*	26,020	422,044
		3,315,810
Healthcare Providers & Services (5.3%)
Amedisys, Inc.*	13,770	569,252
PSS World Medical, Inc.*	32,710	615,602
Psychiatric Solutions, Inc.*	23,340	650,019
		1,834,873
Household Durables (0.8%)
Toll Brothers, Inc.*	12,820	274,733
Insurance (1.8%)
Arthur J. Gallagher & Co.	24,290	629,354
Internet Software & Services (1.0%)
Equinix, Inc.*	6,210	330,310
IT Consulting & Services (1.4%)
SAIC, Inc.*	25,600	498,688
Leisure Equipment & Products (1.1%)
Marvel Entertainment, Inc.*	12,300	378,225
Machinery (0.5%)
Charter International PLC	40,400	191,681
Multiline Retail (1.3%)
Family Dollar Stores, Inc.	17,220	448,925
Oil & Gas (0.0%)
Brigham Exploration Co.*	300	960
Personal Products (3.9%)
Alberto-Culver Co.	28,260	692,652
Chattem, Inc.*	9,320	666,660
		1,359,312

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Global Small Cap Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
United States
Real Estate (0.0%)
Anthracite Capital, Inc.	3,600	$8,028
Software (2.2%)
Concur Technologies, Inc.*	23,060	756,829
Specialty Retail (1.1%)
The Buckle, Inc.	1,300	28,366
Tractor Supply Co.*	9,810	354,533
		382,899
TOTAL UNITED STATES		18,781,534
TOTAL COMMON STOCKS (Cost $41,697,604)		33,863,955
SHORT-TERM INVESTMENT (0.9%)
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 1/02/09 (Cost $330,000)	$330	330,000
TOTAL INVESTMENTS AT VALUE (98.8%) (Cost $42,027,604)		34,193,955
OTHER ASSETS IN EXCESS OF LIABILITIES (1.2%)		405,677
NET ASSETS (100.0%)		$34,599,632

INVESTMENT ABBREVIATION

GDR = Global Depositary Receipt

*  Non-income producing security.

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Global Small Cap Portfolio
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at value (Cost $42,027,604) (Note 2)	$34,193,955
Foreign currency at value (cost $375,118)	404,666
Receivable for investments sold	411,103
Receivable from investment adviser (Note 3)	55,393
Dividend receivable	44,479
Receivable for portfolio shares sold	23,284
Prepaid expenses	1,053
Total Assets	35,133,933
Liabilities
Administrative services fee payable (Note 3)	21,805
Due to custodian	411,020
Payable for portfolio shares redeemed	3,020
Trustees' fee payable	2,741
Other accrued expenses payable	95,715
Total Liabilities	534,301
Net Assets
Capital stock, $.001 par value (Note 6)	4,700
Paid-in capital (Note 6)	83,533,671
Undistributed net investment income	277,383
Accumulated net realized loss on investments and foreign currency transactions	(41,411,628)
Net unrealized depreciation on investments and foreign currency translations	(7,804,494)
Net Assets	$34,599,632
Shares outstanding	4,699,960
Net asset value, offering price, and redemption price per share	$7.36

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Global Small Cap Portfolio
Statement of Operations
For the Year Ended December 31, 2008

Investment Income (Note 2)
Dividends	$1,032,797
Interest	21,422
Securities lending	179,855
Foreign taxes withheld	(41,070)
Total investment income	1,193,004
Expenses
Investment advisory fees (Note 3)	765,229
Administrative services fees (Note 3)	140,050
Custodian fees	85,544
Printing fees (Note 3)	49,542
Audit and tax fees	30,908
Trustees' fees	18,452
Legal fees	18,202
Transfer agent fees	7,484
Interest expense (Note 4)	3,941
Insurance expense	2,318
Commitment fees (Note 4)	696
Miscellaneous expense	25,624
Total expenses	1,147,990
Less: fees waived (Note 3)	(535,807)
Net expenses	612,183
Net investment income	580,821
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(21,558,899)
Net realized loss from foreign currency transactions	(295,088)
Net change in unrealized appreciation (depreciation) from investments	(13,323,940)
Net change in unrealized appreciation (depreciation) from foreign currency translations	28,632
Net realized and unrealized loss from investments and foreign currency related items	(35,149,295)
Net decrease in net assets resulting from operations	$(34,568,474)

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Global Small Cap Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Operations
Net investment income	$580,821	$1,081,979
Net realized gain (loss) from investments and foreign currency transactions	(21,853,987)	5,947,961
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(13,295,308)	(9,598,158)
Net decrease in net assets resulting from operations	(34,568,474)	(2,568,218)
From Dividends
Dividends from net investment income	(1,052,206)	—
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	4,683,315	8,774,027
Reinvestment of dividends	1,052,206	—
Net asset value of shares redeemed	(22,399,564)	(38,426,851)

Net decrease in net assets from capital share transactions	(16,664,043)	(29,652,824)

Net decrease in net assets	(52,284,723)	(32,221,042)
Net Assets
Beginning of year	86,884,355	119,105,397
End of year	$34,599,632	$86,884,355
Undistributed net investment income	$277,383	$1,053,844

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Global Small Cap Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$14.08	$14.67	$12.95	$11.15	$9.45
INVESTMENT OPERATIONS
Net investment income (loss)	0.10	0.18	(0.00)[1]	(0.04)	(0.09)
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(6.61)	(0.77)	1.72	1.84	1.79
Total from investment operations	(6.51)	(0.59)	1.72	1.80	1.70
LESS DIVIDENDS
Dividends from net investment income	(0.21)	—	—	—	—
Net asset value, end of year	$7.36	$14.08	$14.67	$12.95	$11.15
Total return[2]	(46.75)%	(4.02)%	13.28%	16.14%	17.99%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$34,600	$86,884	$119,105	$129,308	$110,110
Ratio of expenses to average net assets	1.00%	1.37%	1.40%	1.40%	1.40%
Ratio of net investment income (loss) to average net assets	0.95%	1.01%	(0.02)%	(0.39)%	(0.85)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.88%	0.21%	0.16%	0.19%	0.17%
Portfolio turnover rate	171%	76%	117%	75%	79%

1  This amount represents less than $(0.01) per share.

2  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements
December 31, 2008

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Global Small Cap Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

18

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$19,901,656	$—
Level 2 – Other Significant Observable Inputs	14,292,299	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$34,193,955	$—

*Other financial instruments include futures, forwards and swap contracts.

19

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's

20

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2008, the Portfolio had no open forward foreign currency contracts.

I) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the

21

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At December 31, 2008, the Portfolio had no open futures contracts.

J) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2008, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $550,737, of which $326,509 was rebated to borrowers (brokers). The Portfolio retained $179,855 in income from the cash collateral investment, and SSB, as lending agent, was paid $44,373. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

K) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital

22

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 1.25% of the Portfolio's average daily net assets. For the year ended December 31, 2008, investment advisory fees earned and voluntarily waived were $765,229 and $535,807, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the year ended December 31, 2008. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisers"). Credit Suisse U.K.'s and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio. As of October 1, 2008, Credit Suisse Australia no longer serves as sub-investment advisor to the Portfolio.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2008, co-administrative services fees earned by CSAMSI were $55,096.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $84,954.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2008, Merrill was paid $30,174 for its services to the Portfolio.

23

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2008, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2008, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$1,156,484	3.958%	$1,693,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were $102,730,165 and $120,608,798, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Shares sold	419,195	576,327
Shares issued in reinvestment of dividends	94,708	—
Shares redeemed	(1,985,343)	(2,523,446)
Net decrease	(1,471,440)	(1,947,119)

On December 31, 2008, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
5	73%

24

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 6. Capital Share Transactions

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends paid during the years ended December 31, 2008 and 2007, respectively, by the Portfolio were as follows:

Ordinary Income
2008	2007
$1,052,206	$—

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales and deferral of post-October losses. At December 31, 2008, the components of distributable earnings on a tax basis for the Portfolio were as follows:

Undistributed net investment income	$419,403
Accumulated net realized loss	(23,923,701)
Unrealized depreciation	(8,382,854)
Deferral of post-October capital losses	(16,909,566)
Deferral of post-October currency losses	(142,021)
$(48,938,739)

At December 31, 2008, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2010	2011	2016
$14,618,807	$4,878,198	$4,426,696

During the tax year ended December 31, 2008, the Portfolio did not utilize any of the capital loss carryforward.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforward before they expire.

At December 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities

25

Credit Suisse Trust — Global Small Cap Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $42,605,964, $1,092,058, $(9,504,067) and $(8,412,009), respectively.

At December 31, 2008, the Portfolio reclassified $305,076 from undistributed net investment income and $31,570 from paid-in capital to accumulated realized loss, to adjust for the current period permanent book/tax differences which arose principally from differing book/tax treatments of capital gain distributions received from Real Estate Investment Trusts, foreign currency gain (loss), reversal of prior year return of capital adjustments on Real Estate Investment Trusts sold and prior year adjustments on Partnerships. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Portfolio does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

26

Credit Suisse Trust — Global Small Cap Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Global Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Small Cap Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2009

27

Credit Suisse Trust — Global Small Cap Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, at a meeting held on November 18 and 19, 2008, considered the following factors with respect to the Global Small Cap Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.25% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K.") The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Portfolio and considered the actual fee rate of 0.60% paid by the Portfolio after taking waivers and expense reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and reimbursements could be discontinued at any time. In addition, the Board noted that the compensation paid to Credit Suisse U.K. (the "Sub-Adviser") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory and

Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Adviser. The Board reviewed background information about Credit Suisse and the Sub-Adviser, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Adviser's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse and the Sub-Adviser. With respect to the Sub-Adviser, the Board also considered their expertise in managing the types of global investments that the Portfolio utilizes in its

28

Credit Suisse Trust — Global Small Cap Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreement, the Board also considered the benefits of retaining Credit Suisse's United Kingdom affiliate given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. expands the universe of companies and countries from which investment opportunities could be sought.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons, both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

29

Credit Suisse Trust — Global Small Cap Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Adviser and their affiliates as a result of their relationships with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Adviser and benefits potentially derived from an increase in Credit Suisse's and the Sub-Adviser's businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Adviser and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Adviser's method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Adviser, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreement, the Board concluded that:

•  The Contractual Advisory Fee was the highest in the Expense Group, but the Net Advisory Fee was lower than the median in the Expense Group. The Board noted the recent increase in the fee waiver and considered the fee to be reasonable.

•  The Portfolio's performance was the lowest in the Performance Group, and was among the lowest in its Performance Universe, for all periods reviewed. The Board noted that changes to investment strategy and portfolio management of the Fund had gone into effect on October 31, 2008, including a change from a quantitative/fundamental mix to a pure fundamental approach. The Board determined it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Adviser and that, based on dialogue with management and counsel, the services provided by Credit Suisse

30

Credit Suisse Trust — Global Small Cap Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the fee waiver and the relatively small size of the Portfolio, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

31

Credit Suisse Trust — Global Small Cap Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of
Epoch Holding
Corporation (an
investment
management
and investment
advisory
services
company);
Director of The
Adams Express
Company (a
closed-end
investment
company);
Director of
Petroleum and
Resources
Corporation (a
closed-end
investment
					company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

32

Credit Suisse Trust — Global Small Cap Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	26	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of
iCAD, Inc.
(surgical and
medical
instruments and
apparatus
company);
Director of
Presstek, Inc.
(digital imaging
technologies
company);
Director of
Wood
Resources, LLC.
(plywood
manufacturing
					company).

33

Credit Suisse Trust — Global Small Cap Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated
with Credit Suisse since July 2003; Associated with the law
firm of Willkie Farr & Gallagher LLP from 1998 to 2003;
Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007;
Associated with Alliance Bernstein L.P. from January 2007
to May 2007; Associated with Credit Suisse from
August 2000 to December 2006; Officer of other Credit
Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

34

Credit Suisse Trust — Global Small Cap Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

35

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRGSC-AR-1208

CREDIT SUISSE FUNDS

Annual Report

December 31, 2008

CREDIT SUISSE TRUST
■  INTERNATIONAL FOCUS PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2008; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report
December 31, 2008 (unaudited)

January 28, 2009

Dear Shareholder:

For the twelve-month period ended December 31, 2008, Credit Suisse Trust — International Focus Portfolio (the "Portfolio")1 had a loss of -41.03% versus a decrease of -43.38% for its benchmark, the Morgan Stanley Capital International EAFE Index2 (net dividends).

Market Review: A year characterized by selling pressure and extreme risk aversion

The year ended December 31, 2008, was a volatile one. International equity markets fell substantially and selling pressure was indiscriminate across all markets.

Although emerging markets initially avoided a sell-off, as markets became concerned about the imbalances existing in these economies, emerging market currencies came under significant selling pressure.

Commodity prices, including oil, started the year in very strong fashion, but weakened substantially toward the end of the year. For example, the price of oil began the year trading at around $100 per barrel, and by the middle of the year the price had topped $140 per barrel. By the end of the year, however, the price had fallen to around $40 per barrel.

Given the credit crisis, it is no surprise that financials were particularly poor performers. The year saw a number of large bankruptcies that negatively impacted the market quite significantly. Lehman Brothers went into bankruptcy, Merrill Lynch was acquired by Bank of America, Bear Stearns was acquired by JP Morgan, and Freddie Mac and Fannie Mae were, in effect, nationalized by the U.S. government. And, in the United Kingdom, mortgage lender Northern Rock was nationalized by the U.K. government.

For the year, low-risk assets rallied while yields on U.S. Treasuries fell to record lows. In short, markets around the world saw extremes of risk aversion.

Strategic Review and Outlook: Signs of recovery in the financial markets

For the year ended December 31, 2008, the Portfolio outperformed its benchmark. The outperformance was due to both positive sector selection and positive stock selection and other factors. Our policy of holding extra cash as a defensive measure paid off as markets fell and our overweight positions in pharmaceuticals and telecoms also added value, on a relative basis, as these sectors outperformed the market. In addition, we achieved strong results from

1

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

superior stock selection in materials, pharmaceuticals, and banks (although our overweight in materials detracted from relative performance).

Currently, the portfolio is tilted toward defensive stocks and sectors. We are avoiding stocks of companies that we believe have too much debt on their balance sheets. The sell-off in markets last year has provided us with many opportunities to buy solid, well-managed businesses at attractive valuations — and we are focused on searching for similar opportunities in 2009.

We believe that the global economic situation could worsen as a number of forward-looking economic indicators show. In our opinion, the effects of the financial crisis have started to find their way into the economy as we see companies are beginning to hoard cash, reduce inventories, and close plants. We are, however, beginning to see some signs of recovery in financial markets. LIBOR rates have begun to drop to more normal levels and equity prices are now quite low. We believe that, although a full-blown recession is factored into share prices, the subsequent recovery has not fully been factored in. In our opinion, the current markets represent a good buying opportunity for those investors with a suitably long time horizon.

The Credit Suisse International Equity Team

Neil Gregson
Tom Mann

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. The Portfolio's fifteen largest holdings may account for 40% or more of the Portfolio's assets. As a result of this strategy, the Portfolio may be subject to greater volatility than a portfolio that invests in a larger number of issuers.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

2

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — International Focus Portfolio1
and the Morgan Stanley Capital International EAFE Index2
for Ten Years.

3

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Average Annual Returns as of December 31, 20081

1 Year	5 Years	10 Years	Since Inception[3]
(41.03)%	1.91%	0.35%	1.72%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross and net expense ratios are 1.34%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index Net Dividends is a free float-adjusted market capitalization index that is designed to measure developed-market equity performance, excluding the U.S. and Canada. It is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

3  Inception date 6/30/95.

4

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2008.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

5

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2008

Actual Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$647.70
Expenses Paid per $1,000*	$5.55
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$1,018.40
Expenses Paid per $1,000*	$6.80
Annualized Expense Ratios*	1.34%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

6

Credit Suisse Trust — International Focus Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

7

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments
December 31, 2008

	Number of Shares	Value
COMMON STOCKS (95.0%)
Australia (0.9%)
Banks (0.9%)
Westpac Banking Corp.	36,335	$435,792
TOTAL AUSTRALIA		435,792
Belgium (1.0%)
Metals & Mining (1.0%)
Umicore	26,019	514,148
TOTAL BELGIUM		514,148
Bermuda (1.0%)
Marine (0.1%)
Dockwise, Ltd.*	46,400	26,544
Real Estate (0.9%)
Hiscox, Ltd.	92,385	459,760
TOTAL BERMUDA		486,304
Denmark (1.2%)
Electronic Equipment & Instruments (1.2%)
Vestas Wind Systems A/S*	9,774	575,168
TOTAL DENMARK		575,168
Finland (2.0%)
Diversified Telecommunication Services (2.0%)
Nokia Oyj	60,826	954,505
TOTAL FINLAND		954,505
France (9.7%)
Banks (1.6%)
BNP Paribas	8,220	354,812
Societe Generale	8,350	423,620
		778,432
Diversified Telecommunication Services (1.7%)
France Telecom SA	29,047	809,619
Insurance (1.2%)
Axa	25,011	561,387
Media (1.4%)
Vivendi SA	20,274	660,812
Metals & Mining (0.6%)
Vallourec SA	2,474	281,294
Oil & Gas (1.8%)
Total SA	16,305	896,436
Pharmaceuticals (1.4%)
Sanofi-Aventis	11,041	706,217
TOTAL FRANCE		4,694,197

See Accompanying Notes to Financial Statements.
8

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Germany (17.0%)
Automobiles (0.5%)
Daimler AG	6,060	$230,897
Biotechnology (2.6%)
MorphoSys AG*	46,284	1,239,621
Chemicals (3.6%)
BASF SE	24,405	948,224
Bayer AG	13,785	803,230
		1,751,454
Electric Utilities (2.5%)
E.ON AG	30,592	1,201,262
Electronic Equipment & Instruments (2.9%)
Norddeutsche Affinerie AG	17,340	682,634
Siemens AG	9,660	727,238
		1,409,872
Insurance (1.3%)
Muenchener Rueckversicherungs-Gesellshaft AG	4,021	624,251
Multi-Utilities (2.4%)
RWE AG	13,266	1,178,246
Textiles & Apparel (1.2%)
Adidas AG	15,566	593,370
TOTAL GERMANY		8,228,973
Hong Kong (3.0%)
Banks (1.5%)
BOC Hong Kong (Holdings), Ltd.	657,619	752,703
Wireless Telecommunication Services (1.5%)
China Mobile, Ltd.	69,926	709,477
TOTAL HONG KONG		1,462,180
India (1.8%)
Diversified Telecommunication Services (1.8%)
Bharti Airtel, Ltd.*	58,409	858,409
TOTAL INDIA		858,409
Israel (1.9%)
Pharmaceuticals (1.9%)
Teva Pharmaceutical Industries, Ltd. ADR	21,391	910,615
TOTAL ISRAEL		910,615
Italy (2.7%)
Banks (1.5%)
Intesa Sanpaolo	149,796	544,162
UniCredito Italiano SpA	62,257	158,290
		702,452

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Italy
Oil & Gas (1.2%)
Eni SpA	24,870	$598,463
TOTAL ITALY		1,300,915
Japan (18.3%)
Automobiles (1.9%)
Honda Motor Co., Ltd.	10,736	228,662
Toyota Motor Corp.	20,893	690,688
		919,350
Banks (4.7%)
Mitsubishi UFJ Financial Group, Inc.	93,507	587,705
Mizuho Financial Group, Inc.	274	778,928
The Bank of Kyoto, Ltd.	80,107	897,796
		2,264,429
Chemicals (1.7%)
Shin-Etsu Chemical Co., Ltd.	18,313	845,174
Diversified Financials (1.0%)
Daiwa Securities Group, Inc.	81,171	487,295
Electronic Equipment & Instruments (1.6%)
Omron Corp.	56,290	756,304
Food & Drug Retailing (2.5%)
Seven & I Holdings Co., Ltd.	35,134	1,207,611
Pharmaceuticals (1.3%)
Takeda Pharmaceutical Co., Ltd.	11,739	611,863
Road & Rail (1.6%)
Central Japan Railway Co.	89	771,866
Wireless Telecommunication Services (2.0%)
KDDI Corp.	137	978,220
TOTAL JAPAN		8,842,112
Netherlands (5.1%)
Chemicals (1.1%)
Koninklijke DSM NV	20,449	524,747
Food Products (1.2%)
Nutreco Holding NV	17,385	571,271
Household Durables (1.5%)
Koninklijke (Royal) Philips Electronics NV	37,013	733,846
IT Consulting & Services (1.3%)
Exact Holding NV	34,541	634,868
TOTAL NETHERLANDS		2,464,732

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Norway (1.8%)
Banks (0.9%)
DnB NOR ASA	109,131	$432,992
Oil & Gas (0.9%)
DNO International ASA*	324,931	214,712
StatoilHydro ASA	14,299	239,148
		453,860
TOTAL NORWAY		886,852
Singapore (1.1%)
Banks (1.1%)
United Overseas Bank, Ltd.	60,098	543,107
TOTAL SINGAPORE		543,107
Spain (1.3%)
Electric Utilities (1.3%)
Iberdrola SA	65,896	614,262
TOTAL SPAIN		614,262
Sweden (0.3%)
Diversified Telecommunication Services (0.3%)
Telefonaktiebolaget LM Ericsson Share B	21,352	166,457
TOTAL SWEDEN		166,457
Switzerland (5.7%)
Food Products (3.1%)
Nestle SA	37,332	1,478,277
Pharmaceuticals (2.6%)
Novartis AG	25,432	1,273,670
TOTAL SWITZERLAND		2,751,947
Taiwan (1.0%)
Diversified Telecommunication Services (1.0%)
Chunghwa Telecom Co., Ltd. ADR	31,641	493,600
TOTAL TAIWAN		493,600
United Kingdom (18.2%)
Banks (1.7%)
HSBC Holdings PLC	81,471	808,534
Insurance (0.4%)
Chaucer Holdings PLC	266,948	193,266
Metals & Mining (2.9%)
Antofagasta PLC	75,251	471,379
BHP Billiton PLC	49,492	959,926
		1,431,305

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — International Focus Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
United Kingdom
Oil & Gas (5.7%)
BG Group PLC	33,455	$463,069
BP PLC	139,199	1,074,536
Royal Dutch Shell PLC Class A	45,725	1,201,336
		2,738,941
Personal Products (0.9%)
Unilever PLC	19,436	446,440
Pharmaceuticals (3.0%)
AstraZeneca PLC	18,372	751,605
GlaxoSmithKline PLC	37,107	690,106
		1,441,711
Tobacco (1.8%)
Imperial Tobacco Group PLC	32,886	878,416
Wireless Telecommunication Services (1.8%)
Vodafone Group PLC	417,124	854,123
TOTAL UNITED KINGDOM		8,792,736
TOTAL COMMON STOCKS (Cost $56,515,557)		45,977,011
PREFERRED STOCK (1.5%)
Germany (1.5%)
Household Products (1.5%)
Henkel AG & Co. KGaA (Cost $962,179)	24,180	757,529
	Par (000)
SHORT-TERM INVESTMENT (2.9%)
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 1/02/09 (Cost $1,404,000)	$1,404	1,404,000
TOTAL INVESTMENTS AT VALUE (99.4%) (Cost $58,881,736)		48,138,540
OTHER ASSETS IN EXCESS OF LIABILITIES (0.6%)		267,379
NET ASSETS (100.0%)		$48,405,919

INVESTMENT ABBREVIATION

ADR = American Depositary Receipt

*  Non-income producing security.

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — International Focus Portfolio
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at value (Cost $58,881,736) (Note 2)	$48,138,540
Cash	296
Foreign currency at value (cost $230,221)	236,338
Receivable for investments sold	57,791
Receivable for portfolio shares sold	48,683
Dividend receivable	40,843
Prepaid expenses	1,227
Total Assets	48,523,718
Liabilities
Advisory fee payable (Note 3)	38,667
Administrative services fee payable (Note 3)	8,862
Payable for portfolio shares redeemed	3,272
Trustees' fee payable	2,574
Deferred foreign tax liability (Note 2)	176
Other accrued expenses payable	64,248
Total Liabilities	117,799
Net Assets
Capital stock, $.001 par value (Note 6)	5,276
Paid-in capital (Note 6)	148,055,901
Undistributed net investment income	1,314,093
Accumulated net realized loss on investments and foreign currency transactions	(90,230,252)
Net unrealized depreciation on investments and foreign currency translations	(10,739,099)
Net Assets	$48,405,919
Shares outstanding	5,276,456
Net asset value, offering price, and redemption price per share	$9.17

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — International Focus Portfolio
Statement of Operations
For the Year Ended December 31, 2008

Investment Income (Note 2)
Dividends	$2,555,863
Interest	9,334
Securities lending	151,089
Foreign taxes withheld	(248,268)
Total investment income	2,468,018
Expenses
Investment advisory fees (Note 3)	739,849
Administrative services fees (Note 3)	98,513
Custodian fees	51,766
Audit and tax fees	30,896
Trustees' fees	17,285
Legal fees	15,039
Transfer agent fees	3,745
Interest expense (Note 4)	3,615
Insurance expense	2,542
Commitment fees (Note 4)	970
Miscellaneous expense	25,285
Total expenses	989,505
Net investment income	1,478,513
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(3,329,358)
Net realized loss from foreign currency transactions	(223,726)
Net change in unrealized appreciation (depreciation) from investments	(35,374,693)
Net change in unrealized appreciation (depreciation) from foreign currency translations	7,162
Net realized and unrealized loss from investments and foreign currency related items	(38,920,615)
Net decrease in net assets resulting from operations	$(37,442,102)

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — International Focus Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Operations
Net investment income	$1,478,513	$1,264,888
Net realized gain (loss) from investments and foreign currency transactions	(3,553,084)	17,680,873
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(35,367,531)	(4,470,868)
Net increase (decrease) in net assets resulting from operations	(37,442,102)	14,474,893
From Dividends
Dividends from net investment income	(1,279,963)	(981,812)
Net decrease in net assets resulting from dividends	(1,279,963)	(981,812)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	14,167,422	15,532,378
Reinvestment of dividends	1,279,963	981,812
Net asset value of shares redeemed	(27,465,421)	(25,667,303)
Net decrease in net assets from capital share transactions	(12,018,036)	(9,153,113)
Net increase (decrease) in net assets	(50,740,101)	4,339,968
Net Assets
Beginning of year	99,146,020	94,806,052
End of year	$48,405,919	$99,146,020
Undistributed net investment income	$1,314,093	$1,277,977

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — International Focus Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$15.85	$13.74	$11.70	$10.04	$8.85
INVESTMENT OPERATIONS
Net investment income	0.27	0.22	0.15	0.14	0.11
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(6.72)	2.05	2.02	1.62	1.17
Total from investment operations	(6.45)	2.27	2.17	1.76	1.28
LESS DIVIDENDS
Dividends from net investment income	(0.23)	(0.16)	(0.13)	(0.10)	(0.09)
Net asset value, end of year	$9.17	$15.85	$13.74	$11.70	$10.04
Total return[1]	(41.03)%	16.60%	18.65%	17.56%	14.63%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$48,406	$99,146	$94,806	$92,212	$87,301
Ratio of expenses to average net assets	1.34%	1.32%	1.32%	1.42%	1.37%
Ratio of net investment income to average net assets	2.00%	1.33%	1.08%	1.17%	0.98%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	0.01%	0.04%	—	—
Portfolio turnover rate	80%	41%	37%	47%	90%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements
December 31, 2008

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the International Focus Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

17

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$2,183,142	$—
Level 2 – Other Significant Observable Inputs	45,955,398	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$48,138,540	$—

*Other financial instruments include futures, forwards and swap contracts.

18

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's

19

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) FORWARD FOREIGN CURRENCY CONTRACTS — The Portfolio may enter into forward foreign currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency. The Portfolio will enter into forward foreign currency contracts primarily for hedging purposes. Forward foreign currency contracts are adjusted by the daily forward exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date or an offsetting position is entered into. At December 31, 2008, the Portfolio had no open forward foreign currency contracts.

I) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

20

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2008, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $432,073, of which $244,834 was rebated to borrowers (brokers). The Portfolio retained $151,089 in income from the cash collateral investment, and SSB, as lending agent, was paid $36,150. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

J) OTHER — The Portfolio may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include liquidity and valuation risks.

The Portfolio's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Focusing on emerging (less developed) markets involves higher levels of risk, including increased currency, information, liquidity, market, political and valuation risks. Deficiencies in regulatory oversight, market infrastructure, shareholder protections and company laws could expose the Portfolio to operational and other risks as well. Some countries may have restrictions that could limit the Portfolio's access to attractive investment opportunities. Additionally, emerging markets often face serious economic problems (such as high external debt, inflation and unemployment) that could subject the Portfolio to increased volatility or substantial declines in value.

The Portfolio may be subject to taxes imposed by countries in which it invests with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolio accrues such taxes when the related income is earned or gains are realized.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the

21

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

Portfolio at an annual rate of 1.00% of the Portfolio's average daily net assets. For the year ended December 31, 2008, investment advisory fees earned were $739,849.

Credit Suisse Asset Management Limited ("Credit Suisse U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Australia"), each an affiliate of Credit Suisse, are sub-investment advisers to the Portfolio (the "Sub-Advisers"). Credit Suisse U.K.'s and Credit Suisse Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Portfolio. As of October 1, 2008, Credit Suisse Australia no longer serves as sub-investment advisor to the Portfolio.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2008, co-administrative services fees earned by CSAMSI were $66,586.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $31,927.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2008, Merrill was paid $17,596 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the

22

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 4. Line of Credit

governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2008, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2008, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$969,568	3.051%	$2,336,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were $58,270,790 and $71,954,189, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Shares sold	1,040,702	1,004,291
Shares issued in reinvestment of dividends	106,930	64,424
Shares redeemed	(2,127,861)	(1,709,884)
Net decrease	(980,229)	(641,169)

On December 31, 2008, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	85%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

23

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

The tax characteristics of dividends paid during the years ended December 31, 2008 and 2007, respectively, by the Portfolio were as follows:

Ordinary Income
2008	2007
$1,279,963	$981,812

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, mark-to-market of forward contracts, unused capital loss caryforwards and deferral of post-October losses.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$1,325,615
Accumulated realized loss	(88,423,067)
Unrealized depreciation	(11,036,141)
Deferral of post-October capital losses	(1,510,143)
Deferral of post-October currency losses	(11,522)
$(99,655,258)

At December 31, 2008, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2009	2010	2011	2016
$46,229,362	$37,413,453	$3,083,342	$1,696,910

During the tax year ended December 31, 2008, the Portfolio did not utilize any of the capital loss carryforward.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforward before they expire.

At December 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $59,179,074, $4,049,239, $(15,089,773) and $(11,040,534), respectively.

At December 31, 2008, the Portfolio reclassified $162,434 from undistributed net investment income and $438 from paid in capital to accumulated net realized loss from investments, to adjust for the current period permanent

24

Credit Suisse Trust — International Focus Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions and realized gain (loss) from the sale of Partnerships. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Portfolio does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

25

Credit Suisse Trust — International Focus Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — International Focus Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Focus Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2009

26

Credit Suisse Trust — International Focus Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory and Sub-Advisory Agreements, the Board of Trustees, including the Independent Trustees, at a meeting held on November 18 and 19, 2008, considered the following factors with respect to the International Focus Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 1.00% for the Portfolio ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse") or Credit Suisse Asset Management Limited ("Credit Suisse U.K."). The Board noted that the compensation paid to Credit Suisse U.K. (the "Sub-Adviser") does not increase the fees or expenses otherwise incurred by the Portfolio's shareholders.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory and

Sub-Advisory Agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse and the Sub-Adviser. The Board reviewed background information about Credit Suisse and the Sub-Adviser, including their respective Forms ADV. The Board considered the background and experience of both Credit Suisse's and the Sub-Adviser's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse and the Sub-Adviser. With respect to the Sub-Adviser, the Board also considered their expertise in managing the types of global investments that the Portfolio utilizes in its investment strategy. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the

27

Credit Suisse Trust — International Focus Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

In approving the Sub-Advisory Agreement, the Board also considered the benefits of retaining Credit Suisse's United Kingdom affiliate given the increased complexity of the domestic and international securities markets, specifically that retention of Credit Suisse U.K. expands the universe of companies and countries from which investment opportunities could be sought.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse, the Sub-Adviser and their affiliates as a result of their relationships with the Portfolio. Such benefits include, among others, research arrangements with brokers who

28

Credit Suisse Trust — International Focus Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and the Sub-Adviser and benefits potentially derived from an increase in Credit Suisse's and the Sub-Adviser's businesses as a result of their relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse, the Sub-Adviser and their affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's and the Sub-Adviser's method for allocating portfolio investment opportunities among their advisory clients.

Conclusions

In selecting Credit Suisse and the Sub-Adviser, and approving the Advisory Agreement and the investment advisory fee under such agreement and the Sub-Advisory Agreement, the Board concluded that:

•  Although the Contractual Advisory Fee was near the highest in the Expense Group, the Board considered the fee to be reasonable taking the relatively small size of the Portfolio into account.

•  The Portfolio's performance was equal to or above most of its peers in the Performance Group and Performance Universe for the one, two, three and four year periods, but was below the median in the Performance Group and Performance Universe for the five and ten year periods.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and the Sub-Adviser and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

29

Credit Suisse Trust — International Focus Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the Portfolio's performance in its Performance Group, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

30

Credit Suisse Trust — International Focus Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of
Epoch Holding
Corporation
(an investment
management
and investment
advisory
services
company);
Director of The
Adams Express
Company (a
closed-end
investment
company);
Director of
Petroleum and
Resources
Corporation
(a closed-end
investment
					company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1   Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2   Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

31

Credit Suisse Trust — International Focus Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	26	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of
iCAD, Inc.
(surgical and
medical
instruments and
apparatus
company);
Director of
Presstek, Inc.
(digital imaging
technologies company);
Director of
Wood
Resources, LLC.
(plywood
manufacturing
					company).

32

Credit Suisse Trust — International Focus Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

33

Credit Suisse Trust — International Focus Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

34

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRINT-AR-1208

CREDIT SUISSE FUNDS

Annual Report

December 31, 2008

CREDIT SUISSE TRUST
■  LARGE CAP VALUE PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2008; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report
December 31, 2008 (unaudited)

January 29, 2009

Dear Shareholder:

For the twelve months ended December 31, 2008, Credit Suisse Trust — Large Cap Value Portfolio1 (the "Portfolio") had a loss of -36.19%, versus a return of -36.85% for its benchmark, the Russell 1000® Value Index2 (the "Russell 1000").

Market Review: A volatile year

The fiscal year ending December 31, 2008 was a tumultuous one marked by dramatic losses in the equity markets. The benchmark S&P 500 Index fell by 37.00%, while the Dow Jones Industrial Average fell by 31.93%. The Chicago Board of Exchange Volatility Index (the "VIX"), a measure of market volatility, hit highs of 80 in October and November. The current global economic crisis was caused by a multitude of factors, including a lack of liquidity, a bleak outlook for future growth, and recessionary attitudes and signals.

In December, The National Bureau of Economic Research said that the U.S. has been in a recession since December 2007. The year was marked by turmoil across industries and asset classes as evidenced by the collapse of companies such as Bear Stearns and Lehman Brothers within the financials, the sharp price fluctuations and ultimate decline of all commodities, and government efforts toward the bailout of the banking and automotive industries.

The U.S. Federal Reserve cut the Federal Funds rate several times, dropping it from 4.50% to a range of 0.00% – 0.25% by October 29, 2008. Throughout the year, the discount rate was also cut in conjunction with the Federal Funds rate, and is now at 0.50%.

The U.S. housing sector continued to weaken in 2008, as evidenced by the S&P/Case Shiller U.S. Home Price Index, which measures home prices in 20 U.S. metropolitan areas. In October, the index was down 18% from a year earlier. The drop was more than originally forecast and the Index has been falling every month since January 2007.

Additionally, as reported on December 30, 2008, the Conference Board Consumer Confidence Index fell to an all time low. The Index is now at 38.0, down from 44.7 in November. The Consumer Confidence Survey is based on a representative sample of 5,000 U.S. households.

Unemployment continued to rise in 2008, with increased job losses in all major industry sectors. Non-farm payrolls fell by 533,000 jobs in November, following losses of 403,000 in September and 320,000 in October. The household unemployment rate was 6.7%.

1

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Strategic Review and Portfolio Outlook: Confidence and liquidity need to be restored

For the annual period ending December 31, 2008, the portfolio outperformed its benchmark. Stock and sector selections in financials and industrials, and sector selection in consumer staples contributed positively to performance. Conversely, stock and sector selection in energy, health care, and utilities detracted from performance. The Fund's outperformance over its benchmark was much stronger in the fourth quarter than in the other quarters. This was mainly because of a solid performance in December resulting from the fact that hedge funds eased liquidation of positions. In addition, volatility, as demonstrated through the VIX, also decreased significantly in December compared to October and November.

On December 16, 2008, the Federal Open Market Committee (the "FOMC") issued a press release stating that "labor market conditions have deteriorated, and the available data indicate that consumer spending, business investment, and industrial production have declined. Financial markets remain quite strained and credit conditions tight. Overall, the outlook for economic activity has weakened further."

Chairman of the Federal Reserve Board Ben Bernanke stated in a speech at the Economic Club of New York on October 15, 2008 that the root of the current economic crisis is a loss of confidence by investors and the public in the strength of key financial institutions and the markets. He predicted that, as political and financial leaders slowly restore the public's faith in the markets, investors will gradually begin to re-establish their trust, and the markets will start to recover.

Despite the easing of volatility in December, compared to that of prior months, we believe there will continue to be months of uncertainty. At the end of the year, the market showed signs of easing liquidity with interest rates such as the LIBOR decreasing, interbank lending increasing, and the U.S. dollar strengthening. However, it is not clear that this additional liquidity in the markets and between banks will truly benefit consumers. For example, banks have begun to tighten their credit standards to such an extent that the average consumer may have a harder time borrowing money. Therefore, in this economic crisis where faith in the markets is key, we believe, like Bernanke, that in order for the market to recover, confidence and liquidity need to be restored.

Additionally, we have observed an increase in technical movements — caused by large hedge funds reducing leverage — not related to the fundamentals that most quantitative models are based upon. We believe that these volatile intraday swings will need to be monitored closely, but as our investment model is designed with long-term goals in mind, a drastic change in our investment model

2

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

will not be made. That being said, we are continuously conducting economic, statistical, and financial research on various levels in order to enhance our model. We have gone back to the basics of finance, where we seek to buy businesses that make comfortable returns without the need for excessive leverage.

Jordan Low
Portfolio Manager

The value of investments generally will fluctuate in response to market movements and the Portfolio's performance will largely depend on the performance of value stocks, which may be more volatile than the overall market.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

3

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Large Cap Value Portfolio1 and the
Russell 1000® Value Index2 for Ten Years.

4

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Average Annual Returns as of December 31, 20081

1 Year	5 Years	10 Years	Since Inception[3]
(36.19)%	(1.37)%	0.48%	1.82%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross and net expense ratios are 1.16%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. It is an unmanaged index of common stocks that includes reinvestment of dividends and is compiled by Frank Russell Company. Investors cannot invest directly in an index.

3  Inception date 10/31/97.

5

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2008.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2008

Actual Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$751.90
Expenses Paid per $1,000*	$6.25
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$1,018.00
Expenses Paid per $1,000*	$7.20
Annualized Expense Ratios*	1.42%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Large Cap Value Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

8

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments
December 31, 2008

	Number of Shares	Value
COMMON STOCKS (217.4%)
Aerospace & Defense (1.1%)
General Dynamics Corp.	300	$17,277
Goodrich Corp.	300	11,106
L-3 Communications Holdings, Inc.	100	7,378
Northrop Grumman Corp.	700	31,528
Raytheon Co.	200	10,208
The Boeing Co.	300	12,801
TransDigm Group, Inc.*	100	3,357
United Technologies Corp.	200	10,720
		104,375
Air Freight & Couriers (0.2%)
FedEx Corp.	200	12,830
United Parcel Service, Inc. Class B	200	11,032
		23,862
Airlines (0.3%)
AMR Corp.*	300	3,201
Continental Airlines, Inc. Class B*	500	9,030
Delta Air Lines, Inc.*	800	9,168
Southwest Airlines Co.	1,400	12,068
		33,467
Auto Components (1.5%)
Autoliv, Inc.	1,500	32,190
BorgWarner, Inc.	3,500	76,195
Johnson Controls, Inc.	1,200	21,792
The Goodyear Tire & Rubber Co.*	1,500	8,955
TRW Automotive Holdings Corp.*	100	360
WABCO Holdings, Inc.	800	12,632
		152,124
Automobiles (0.4%)
Avis Budget Group, Inc.*	3,400	2,380
Ford Motor Co.*	9,900	22,671
General Motors Corp.	2,400	7,680
Hertz Global Holdings, Inc.*	575	2,915
		35,646
Banks (15.0%)
Astoria Financial Corp.	10,700	176,336
BancorpSouth, Inc.	8,600	200,896
Bank of America Corp.	543	7,645
Bank of Hawaii Corp.	2,300	103,891
Bank of New York Mellon Corp.	400	11,332
BB&T Corp.	300	8,238
Cullen/Frost Bankers, Inc.	600	30,408
Fifth Third Bancorp	900	7,434
First BanCorp.	300	3,342
Hudson City Bancorp, Inc.	18,300	292,068

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Banks
Huntington Bancshares, Inc.	500	$3,830
KeyCorp	100	852
National City Corp.	3,674	6,650
New York Community Bancorp, Inc.	1,200	14,352
Northern Trust Corp.	2,600	135,564
Old National Bancorp	500	9,080
Park National Corp.	500	35,875
Popular, Inc.	1,300	6,708
Provident Financial Services, Inc.	14,200	217,260
Regions Financial Corp.	800	6,368
SunTrust Banks, Inc.	400	11,816
Synovus Financial Corp.	1,100	9,130
TCF Financial Corp.	500	6,830
U.S. Bancorp	300	7,503
Valley National Bancorp	6,200	125,550
Washington Mutual, Inc.	6,300	136
Wells Fargo & Co.	400	11,792
Wilmington Trust Corp.	1,000	22,240
Zions Bancorporation	200	4,902
		1,478,028
Beverages (1.5%)
Brown-Forman Corp. Class B	275	14,160
Dr. Pepper Snapple Group, Inc.*	3,200	52,000
PepsiAmericas, Inc.	2,400	48,864
PepsiCo, Inc.	200	10,954
The Coca-Cola Co.	300	13,581
The Pepsi Bottling Group, Inc.	400	9,004
		148,563
Biotechnology (2.7%)
Biogen Idec, Inc.*	300	14,289
BioMarin Pharmaceutical, Inc.*	600	10,680
Charles River Laboratories International, Inc.*	500	13,100
Facet Biotech Corp.*	340	3,261
Life Technologies Corp.*	7,000	163,170
Myriad Genetics, Inc.*	800	53,008
PDL BioPharma, Inc.	1,700	10,506
		268,014
Building Products (3.5%)
Crane Co.	16,900	291,356
Griffon Corp.*	5,200	48,516
USG Corp.*	200	1,608
		341,480
Chemicals (3.3%)
Air Products & Chemicals, Inc.	300	15,081
Airgas, Inc.	100	3,899

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Chemicals
CF Industries Holdings, Inc.	600	$29,496
E.I. du Pont de Nemours & Co.	400	10,120
FMC Corp.	300	13,419
Huntsman Corp.	300	1,032
Intrepid Potash, Inc.*	2,000	41,540
Lubrizol Corp.	500	18,195
Monsanto Co.	100	7,035
Olin Corp.	1,500	27,120
Praxair, Inc.	200	11,872
The Dow Chemical Co.	3,800	57,342
The Mosaic Co.	2,500	86,500
		322,651
Commercial Services & Supplies (5.1%)
ABM Industries, Inc.	400	7,620
Career Education Corp.*	4,900	87,906
Cogent, Inc.*	1,200	16,284
Convergys Corp.*	300	1,923
Corinthian Colleges, Inc.*	1,100	18,007
FTI Consulting, Inc.*	300	13,404
Global Payments, Inc.	300	9,837
H&R Block, Inc.	1,800	40,896
Pitney Bowes, Inc.	200	5,096
Republic Services, Inc.	2,200	54,538
Robert Half International, Inc.	800	16,656
Rollins, Inc.	2,000	36,160
Steelcase, Inc. Class A	100	562
The Brink's Co.	1,600	43,008
Universal Technical Institute, Inc.*	100	1,717
Waste Management, Inc.	4,100	135,874
Weight Watchers International, Inc.	400	11,768
		501,256
Communications Equipment (0.9%)
ADC Telecommunications, Inc.*	200	1,094
Arris Group, Inc.*	1,300	10,335
Cisco Systems, Inc.*	500	8,150
Corning, Inc.	700	6,671
InterDigital, Inc.*	1,200	33,000
Motorola, Inc.	4,100	18,163
QUALCOMM, Inc.	300	10,749
Tellabs, Inc.*	800	3,296
		91,458
Computers & Peripherals (5.3%)
Dell, Inc.*	200	2,048
Hewlett-Packard Co.	300	10,887
International Business Machines Corp.	100	8,416
Lexmark International, Inc. Class A*	4,600	123,740

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Computers & Peripherals
NCR Corp.*	14,200	$200,788
NetApp, Inc.*	200	2,794
Seagate Technology	500	2,215
Western Digital Corp.*	14,800	169,460
		520,348
Construction & Engineering (0.0%)
Foster Wheeler, Ltd.*	100	2,338
Construction Materials (0.2%)
Texas Industries, Inc.	300	10,350
Vulcan Materials Co.	200	13,916
		24,266
Containers & Packaging (1.2%)
Ball Corp.	300	12,477
Owens-Illinois, Inc.*	300	8,199
Packaging Corp. of America	3,900	52,494
Sonoco Products Co.	2,000	46,320
Temple-Inland, Inc.	500	2,400
		121,890
Diversified Financials (7.3%)
Allied Capital Corp.	600	1,614
American Capital, Ltd.	900	2,916
American Express Co.	500	9,275
AmeriCredit Corp.*	300	2,292
BlackRock, Inc.	100	13,415
Broadridge Financial Solutions, Inc.	900	11,286
Capital One Financial Corp.	225	7,175
CapitalSource, Inc.	800	3,696
CIT Group, Inc.	600	2,724
Citigroup, Inc.	15,100	101,321
Discover Financial Services	1,600	15,248
E*TRADE Financial Corp.*	1,500	1,725
Fannie Mae	3,300	2,508
Federated Investors, Inc. Class B	6,600	111,936
First Horizon National Corp.	629	6,653
Franklin Resources, Inc.	300	19,134
Freddie Mac	700	511
Invesco, Ltd.	1,400	20,216
Investment Technology Group, Inc.*	200	4,544
Janus Capital Group, Inc.	400	3,212
Jefferies Group, Inc.	400	5,624
JPMorgan Chase & Co.	300	9,459
Manulife Financial Corp.	600	10,218
Marshall & Ilsley Corp.	2,500	34,100
Merrill Lynch & Co., Inc.	600	6,984
MF Global, Ltd.*	100	204

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Diversified Financials
Morgan Stanley	825	$13,233
Nasdaq OMX Group, Inc.*	500	12,355
Nelnet, Inc. Class A	100	1,433
NewAlliance Bancshares, Inc.	900	11,853
Principal Financial Group, Inc.	1,000	22,570
Raymond James Financial, Inc.	1,700	29,121
SLM Corp.*	100	890
State Street Corp.	200	7,866
T. Rowe Price Group, Inc.	1,400	49,616
The Charles Schwab Corp.	2,200	35,574
The Goldman Sachs Group, Inc.	100	8,439
Waddell & Reed Financial, Inc. Class A	7,400	114,404
Western Union Co.	200	2,868
		718,212
Diversified Telecommunication Services (1.2%)
AT&T, Inc.	412	11,742
EchoStar Corp. Class A*	100	1,487
Embarq Corp.	600	21,576
FairPoint Communications, Inc.	56	184
JDS Uniphase Corp.*	200	730
NeuStar, Inc. Class A*	1,400	26,782
Qwest Communications International, Inc.	1,400	5,096
Sprint Nextel Corp.*	5,100	9,333
Time Warner Cable, Inc. Class A*	500	10,725
Verizon Communications, Inc.	400	13,560
Windstream Corp.	1,600	14,720
		115,935
Electric Utilities (1.9%)
Alliant Energy Corp.	500	14,590
Cleco Corp.	400	9,132
Dominion Resources, Inc.	300	10,752
DPL, Inc.	600	13,704
Edison International	300	9,636
Entergy Corp.	100	8,313
FirstEnergy Corp.	200	9,716
FPL Group, Inc.	200	10,066
Mirant Corp.*	500	9,435
NSTAR	300	10,947
Ormat Technologies, Inc.	900	28,683
Pepco Holdings, Inc.	400	7,104
PG&E Corp.	300	11,613
PNM Resources, Inc.	400	4,032
Public Service Enterprise Group, Inc.	300	8,751
Puget Energy, Inc.	500	13,635
Reliant Energy, Inc.*	800	4,624
		184,733

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Electronic Equipment & Instruments (8.8%)
Benchmark Electronics, Inc.*	14,700	$187,719
Brady Corp. Class A	1,700	40,715
Energizer Holdings, Inc.*	200	10,828
FLIR Systems, Inc.*	500	15,340
Ingram Micro, Inc. Class A*	6,300	84,357
Jabil Circuit, Inc.	500	3,375
Koninklijke (Royal) Philips Electronics NV NY Shares	24,100	478,867
Thermo Fisher Scientific, Inc.*	300	10,221
Tyco Electronics, Ltd.	1,800	29,178
Waters Corp.*	200	7,330
		867,930
Energy Equipment & Services (4.9%)
Atwood Oceanics, Inc.*	900	13,752
Baker Hughes, Inc.	400	12,828
Cameron International Corp.*	500	10,250
CARBO Ceramics, Inc.	300	10,659
Dresser-Rand Group, Inc.*	2,500	43,125
ENSCO International, Inc.	1,151	32,677
FMC Technologies, Inc.*	100	2,383
Halliburton Co.	600	10,908
Helmerich & Payne, Inc.	1,200	27,300
Hercules Offshore, Inc.*	200	950
Key Energy Services, Inc.*	200	882
Noble Corp.	2,500	55,225
Oceaneering International, Inc.*	400	11,656
Patterson-UTI Energy, Inc.	2,100	24,171
Pride International, Inc.*	1,500	23,970
RPC, Inc.	200	1,952
Schlumberger, Ltd.	300	12,699
Smith International, Inc.	62	1,419
Superior Energy Services, Inc.*	500	7,965
Tidewater, Inc.	3,800	153,026
Unit Corp.*	800	21,376
		479,173
Food & Drug Retailing (2.3%)
CVS Caremark Corp.	200	5,748
Flowers Foods, Inc.	4,900	119,364
Rite Aid Corp.*	2,900	899
Ruddick Corp.	1,200	33,180
Safeway, Inc.	500	11,885
SUPERVALU, Inc.	200	2,920
Sysco Corp.	400	9,176
Terra Industries, Inc.	800	13,336
The Kroger Co.	400	10,564
The Pantry, Inc.*	200	4,290
Walgreen Co.	500	12,335
		223,697

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Food Products (4.1%)
Archer-Daniels-Midland Co.	200	$5,766
Bunge, Ltd.	600	31,062
Campbell Soup Co.	300	9,003
Corn Products International, Inc.	1,700	49,045
Dean Foods Co.*	1,500	26,955
Del Monte Foods Co.	5,700	40,698
General Mills, Inc.	200	12,150
H.J. Heinz Co.	100	3,760
Herbalife, Ltd.	5,700	123,576
Hormel Foods Corp.	400	12,432
Kellogg Co.	300	13,155
Kraft Foods, Inc. Class A	300	8,055
McCormick & Co., Inc.	500	15,930
Sara Lee Corp.	500	4,895
Sensient Technologies Corp.	200	4,776
The Hershey Co.	200	6,948
Tyson Foods, Inc. Class A	3,100	27,156
Unilever NV NY Shares	500	12,275
		407,637
Forestry & Paper (0.5%)
MeadWestvaco Corp.	4,100	45,879
Gas Utilities (7.0%)
Atmos Energy Corp.	900	21,330
Energen Corp.	300	8,799
Kinder Morgan Management LLC*	306	12,234
MDU Resources Group, Inc.	2,700	58,266
National Fuel Gas Co.	1,700	53,261
New Jersey Resources Corp.	8,200	322,670
Nicor, Inc.	200	6,948
Northwest Natural Gas Co.	1,300	57,499
Piedmont Natural Gas Co., Inc.	1,400	44,338
South Jersey Industries, Inc.	900	35,865
Southwestern Energy Co.*	400	11,588
WGL Holdings, Inc.	1,800	58,842
		691,640
Healthcare Equipment & Supplies (2.3%)
Advanced Medical Optics, Inc.*	6,200	40,982
Boston Scientific Corp.*	2,800	21,672
Covidien, Ltd.	300	10,872
Edwards Lifesciences Corp.*	300	16,485
Haemonetics Corp.*	500	28,250
Hill-Rom Holdings, Inc.	200	3,292
IMS Health, Inc.	900	13,644
Inverness Medical Innovations, Inc.*	2,400	45,384
Kinetic Concepts, Inc.*	400	7,672
STERIS Corp.	400	9,556

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Healthcare Equipment & Supplies
Stryker Corp.	300	$11,985
Varian Medical Systems, Inc.*	400	14,016
Zimmer Holdings, Inc.*	100	4,042
		227,852
Healthcare Providers & Services (6.8%)
Aetna, Inc.	9,400	267,900
AMERIGROUP Corp.*	1,100	32,472
AmerisourceBergen Corp.	500	17,830
Cardinal Health, Inc.	100	3,447
Centene Corp.*	100	1,971
CIGNA Corp.	7,600	128,060
Community Health Systems, Inc.*	300	4,374
Covance, Inc.*	300	13,809
Humana, Inc.*	300	11,184
Kindred Healthcare, Inc.*	500	6,510
LifePoint Hospitals, Inc.*	300	6,852
Lincare Holdings, Inc.*	400	10,772
Magellan Health Services, Inc.*	2,500	97,900
McKesson Corp.	200	7,746
Omnicare, Inc.	100	2,776
Owens & Minor, Inc.	1,000	37,650
Quest Diagnostics, Inc.	200	10,382
Service Corporation International	500	2,485
UnitedHealth Group, Inc.	100	2,660
WellCare Health Plans, Inc.*	200	2,572
WellPoint, Inc.*	171	7,204
		676,556
Hotels, Restaurants & Leisure (2.3%)
Boyd Gaming Corp.	100	473
Carnival Corp.	600	14,592
CEC Entertainment, Inc.*	200	4,850
Darden Restaurants, Inc.	200	5,636
McDonald's Corp.	200	12,438
Royal Caribbean Cruises, Ltd.	600	8,250
Tim Hortons, Inc.	300	8,652
Wendy's/Arby's Group, Inc. Class A	328	1,620
WMS Industries, Inc.*	6,000	161,400
Wyndham Worldwide Corp.	400	2,620
Yum! Brands, Inc.	300	9,450
		229,981
Household Durables (2.1%)
D.R. Horton, Inc.	700	4,949
Dolby Laboratories, Inc. Class A*	700	22,932
Harman International Industries, Inc.	500	8,365
Leggett & Platt, Inc.	600	9,114
Lennar Corp. Class A	600	5,202

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Household Durables
M.D.C. Holdings, Inc.	300	$9,090
Mohawk Industries, Inc.*	100	4,297
NVR, Inc.*	100	45,625
Snap-on, Inc.	1,200	47,256
The Stanley Works	300	10,230
Tupperware Brands Corp.	1,900	43,130
		210,190
Household Products (0.6%)
Church & Dwight Co., Inc.	200	11,224
Clorox Co.	200	11,112
Colgate-Palmolive Co.	200	13,708
The Procter & Gamble Co.	300	18,546
		54,590
Industrial Conglomerates (0.6%)
3M Co.	200	11,508
General Electric Co.	600	9,720
KBR, Inc.	500	7,600
Reynolds American, Inc.	300	12,093
Textron, Inc.	500	6,935
Tyco International, Ltd.	600	12,960
		60,816
Insurance (38.3%)
ACE, Ltd.	3,700	195,804
Aflac, Inc.	1,500	68,760
Ambac Financial Group, Inc.	1,200	1,560
American Financial Group, Inc.	9,100	208,208
American International Group, Inc.	3,400	5,338
Aon Corp.	300	13,704
Arch Capital Group, Ltd.*	500	35,050
Arthur J. Gallagher & Co.	500	12,955
Assurant, Inc.	12,100	363,000
Axis Capital Holdings, Ltd.	2,900	84,448
Brown & Brown, Inc.	100	2,090
CNA Financial Corp.	2,900	47,676
Conseco, Inc.*	300	1,554
Endurance Specialty Holdings, Ltd.	3,000	91,590
Everest Re Group, Ltd.	300	22,842
Fidelity National Financial, Inc. Class A	200	3,550
First American Corp.	3,000	86,670
Genworth Financial, Inc. Class A	1,400	3,962
Hanover Insurance Group, Inc.	1,100	47,267
HCC Insurance Holdings, Inc.	2,200	58,850
Horace Mann Educators Corp.	2,500	22,975
Leucadia National Corp.*	100	1,980
Lincoln National Corp.	2,100	39,564
Loews Corp.	11,500	324,875

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Insurance
Marsh & McLennan Cos., Inc.	400	$9,708
MBIA, Inc.*	1,100	4,477
MetLife, Inc.	1,200	41,832
MGIC Investment Corp.	300	1,044
Odyssey Re Holdings Corp.	300	15,543
PartnerRe, Ltd.	100	7,127
Protective Life Corp.	300	4,305
Prudential Financial, Inc.	1,000	30,260
Radian Group, Inc.	200	736
Reinsurance Group of America, Inc.	2,000	85,640
RenaissanceRe Holdings, Ltd.	2,000	103,120
StanCorp Financial Group, Inc.	1,500	62,655
The Allstate Corp.	19,100	625,716
The Chubb Corp.	1,500	76,500
The Hartford Financial Services Group, Inc.	700	11,494
The Progressive Corp.	500	7,405
The Travelers Cos., Inc.	3,500	158,200
Torchmark Corp.	8,000	357,600
Transatlantic Holdings, Inc.	600	24,036
Unum Group	15,400	286,440
W.R. Berkley Corp.	3,100	96,100
Wesco Financial Corp.	100	28,790
XL Capital, Ltd. Class A	904	3,345
		3,786,345
Internet Software & Services (2.1%)
McAfee, Inc.*	400	13,828
Sohu.com, Inc.*	4,000	189,360
		203,188
IT Consulting & Services (2.6%)
Automatic Data Processing, Inc.	300	11,802
Computer Sciences Corp.*	3,300	115,962
Lender Processing Services, Inc.	1,800	53,010
SAIC, Inc.*	300	5,844
Sun Microsystems, Inc.*	1,500	5,730
Tyler Technologies, Inc.*	5,800	69,484
		261,832
Leisure Equipment & Products (0.6%)
Eastman Kodak Co.	2,900	19,082
Marvel Entertainment, Inc.*	900	27,675
Mattel, Inc.	700	11,200
		57,957
Machinery (3.8%)
AGCO Corp.*	2,700	63,693
Briggs & Stratton Corp.	2,000	35,180
Cummins, Inc.	1,400	37,422

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Machinery
Deere & Co.	100	$3,832
Dover Corp.	2,000	65,840
Eaton Corp.	300	14,913
Gardner Denver, Inc.*	500	11,670
Harsco Corp.	700	19,376
Illinois Tool Works, Inc.	200	7,010
Kennametal, Inc.	1,200	26,628
Parker Hannifin Corp.	300	12,762
Reliance Steel & Aluminum Co.	500	9,970
The Manitowoc Co., Inc.	300	2,598
The Timken Co.	3,100	60,853
		371,747
Marine (1.0%)
Kirby Corp.*	2,200	60,192
Overseas Shipholding Group, Inc.	900	37,899
		98,091
Media (2.9%)
Cablevision Systems Corp. Group A	500	8,420
Comcast Corp. Class A	500	8,440
DISH Network Corp. Class A*	1,800	19,962
Gannett Co., Inc.	100	800
Idearc, Inc.	300	25
John Wiley & Sons, Inc. Class A	900	32,022
Liberty Media Corp. - Capital Series A*	200	942
Liberty Media Corp. - Interactive Class A*	1,100	3,432
News Corp. Class A	5,500	49,995
News Corp. Class B	6,100	58,438
Omnicom Group, Inc.	400	10,768
Regal Entertainment Group Class A	4,400	44,924
Scripps Networks Interactive Class A	200	4,400
The Interpublic Group of Cos., Inc.*	200	792
The New York Times Co. Class A	500	3,665
The Walt Disney Co.	600	13,614
Time Warner, Inc.	1,500	15,090
Viacom, Inc. Class A*	100	2,012
Virgin Media, Inc.	1,300	6,487
		284,228
Metals & Mining (2.0%)
AK Steel Holding Corp.	500	4,660
Alcoa, Inc.	500	5,630
Alpha Natural Resources, Inc.*	1,300	21,047
Arch Coal, Inc.	2,000	32,580
Compass Minerals International, Inc.	1,100	64,526
Freeport-McMoRan Copper & Gold, Inc.	100	2,444
Massey Energy Co.	700	9,653
Nucor Corp.	300	13,860

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Metals & Mining
Peabody Energy Corp.	500	$11,375
Southern Copper Corp.	1,400	22,484
United States Steel Corp.	200	7,440
Worthington Industries, Inc.	500	5,510
		201,209
Multi-Utilities (2.3%)
Avista Corp.	1,300	25,194
Duke Energy Corp.	600	9,006
NiSource, Inc.	17,600	193,072
Vectren Corp.	100	2,501
		229,773
Multiline Retail (3.4%)
99 Cents Only Stores*	4,700	51,371
Big Lots, Inc.*	2,100	30,429
BJ's Wholesale Club, Inc.*	1,800	61,668
Costco Wholesale Corp.	200	10,500
Dollar Tree, Inc.*	600	25,080
Family Dollar Stores, Inc.	1,200	31,284
Macy's, Inc.	9,500	98,325
Saks, Inc.*	300	1,314
Sears Holdings Corp.*	200	7,774
Wal-Mart Stores, Inc.	300	16,818
		334,563
Office Electronics (0.0%)
Xerox Corp.	400	3,188
Oil & Gas (21.1%)
Anadarko Petroleum Corp.	300	11,565
Bill Barrett Corp.*	2,100	44,373
Chesapeake Energy Corp.	400	6,468
Chevron Corp.	600	44,382
Cimarex Energy Co.	300	8,034
Comstock Resources, Inc.*	200	9,450
ConocoPhillips	7,004	362,807
Devon Energy Corp.	200	13,142
El Paso Corp.	800	6,264
Enbridge Energy Partners LP	3,100	79,050
Enbridge, Inc.	400	12,988
EnCana Corp.	500	23,240
Encore Acquisition Co.*	1,300	33,176
Enterprise Products Partners LP	500	10,365
EOG Resources, Inc.	200	13,316
Exxon Mobil Corp.	200	15,966
Frontier Oil Corp.	800	10,104
Goodrich Petroleum Corp.*	900	26,955
Imperial Oil, Ltd.	1,200	40,464
Magellan Midstream Partners LP	800	24,168

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Oil & Gas
Marathon Oil Corp.	400	$10,944
Mariner Energy, Inc.*	300	3,060
MarkWest Energy Partners, LP	100	798
Murphy Oil Corp.	2,800	124,180
Nexen, Inc.	100	1,758
Occidental Petroleum Corp.	200	11,998
Petro-Canada	800	17,512
Pioneer Natural Resources Co.	100	1,618
Royal Dutch Shell PLC ADR	16,400	868,216
Stone Energy Corp.*	1,100	12,122
Sunoco, Inc.	200	8,692
Teekay Corp.	100	1,965
Tesoro Corp.	200	2,634
TransCanada Corp.	300	8,142
Valero Energy Corp.	4,978	107,724
W&T Offshore, Inc.	6,900	98,808
Whiting Petroleum Corp.*	200	6,692
		2,083,140
Paper & Forest Products (0.5%)
International Paper Co.	700	8,260
Rayonier, Inc.	1,400	43,890
		52,150
Personal Products (2.1%)
Alberto-Culver Co.	6,400	156,864
Avon Products, Inc.	300	7,209
The Estee Lauder Cos., Inc. Class A	1,400	43,344
		207,417
Pharmaceuticals (9.8%)
Abbott Laboratories	200	10,674
Allergan, Inc.	300	12,096
Eli Lilly & Co.	200	8,054
Emergent Biosolutions, Inc.*	1,400	36,554
Endo Pharmaceuticals Holdings, Inc.*	5,200	134,576
Forest Laboratories, Inc.*	3,800	96,786
Johnson & Johnson	200	11,966
King Pharmaceuticals, Inc.*	8,400	89,208
Medco Health Solutions, Inc.*	100	4,191
Medicis Pharmaceutical Corp. Class A	2,300	31,970
Merck & Co., Inc.	300	9,120
Mylan, Inc.*	800	7,912
Pfizer, Inc.	600	10,626
Sepracor, Inc.*	1,900	20,862
Teva Pharmaceutical Industries, Ltd. ADR	251	10,680
Valeant Pharmaceuticals International*	1,600	36,640
Watson Pharmaceuticals, Inc.*	16,300	433,091
		965,006

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Real Estate (4.3%)
Alexandria Real Estate Equities, Inc.	100	$6,034
AMB Property Corp.	200	4,684
Annaly Capital Management, Inc.	1,000	15,870
Apartment Investment & Management Co. Class A	28	323
AvalonBay Communities, Inc.	200	12,116
Boston Properties, Inc.	200	11,000
Brandywine Realty Trust	200	1,542
BRE Properties, Inc.	100	2,798
CB Richard Ellis Group, Inc. Class A*	200	864
CBL & Associates Properties, Inc.	100	650
Developers Diversified Realty Corp.	400	1,952
Douglas Emmett, Inc.	400	5,224
Duke Realty Corp.	300	3,288
Equity Residential	600	17,892
Federal Realty Investment Trust	100	6,208
HCP, Inc.	500	13,885
Health Care REIT, Inc.	200	8,440
Hospitality Properties Trust	3,400	50,558
Host Hotels & Resorts, Inc.	1,000	7,570
HRPT Properties Trust	500	1,685
Jones Lang LaSalle, Inc.	400	11,080
Kimco Realty Corp.	2,700	49,356
Liberty Property Trust	2,200	50,226
Mack-Cali Realty Corp.	1,900	46,550
Nationwide Health Properties, Inc.	200	5,744
Plum Creek Timber Co., Inc.	300	10,422
ProLogis	500	6,945
Public Storage	300	23,850
Regency Centers Corp.	200	9,340
SL Green Realty Corp.	200	5,180
UDR, Inc.	300	4,137
Ventas, Inc.	200	6,714
Vornado Realty Trust	300	18,105
Weingarten Realty Investors	300	6,207
		426,439
Road & Rail (1.5%)
CSX Corp.	300	9,741
GATX Corp.	800	24,776
Norfolk Southern Corp.	300	14,115
Pacer International, Inc.	1,800	18,774
Werner Enterprises, Inc.	4,900	84,966
		152,372
Semiconductor Equipment & Products (5.7%)
Advanced Micro Devices, Inc.*	1,100	2,376
Analog Devices, Inc.	500	9,510
Atmel Corp.*	300	939
Cree, Inc.*	200	3,174

See Accompanying Notes to Financial Statements.
22

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Semiconductor Equipment & Products
Fairchild Semiconductor International, Inc.*	300	$1,467
Integrated Device Technology, Inc.*	200	1,122
Intel Corp.	600	8,796
International Rectifier Corp.*	100	1,350
LSI Corp.*	300	987
Microchip Technology, Inc.	500	9,765
Micron Technology, Inc.*	1,200	3,168
QLogic Corp.*	37,700	506,688
STMicroelectronics NV NY Shares	400	2,660
Texas Instruments, Inc.	600	9,312
		561,314
Software (0.9%)
Amdocs, Ltd.*	500	9,145
Autodesk, Inc.*	300	5,895
BMC Software, Inc.*	800	21,528
CA, Inc.	600	11,118
Cadence Design Systems, Inc.*	500	1,830
Cerner Corp.*	200	7,690
Compuware Corp.*	2,200	14,850
Novell, Inc.*	400	1,556
Oracle Corp.*	500	8,865
Red Hat, Inc.*	200	2,644
Symantec Corp.*	500	6,760
		91,881
Specialty Retail (9.8%)
Aaron Rents, Inc.	2,900	77,198
Abercrombie & Fitch Co. Class A	100	2,307
Advance Auto Parts, Inc.	400	13,460
Aeropostale, Inc.*	5,700	91,770
American Eagle Outfitters, Inc.	800	7,488
AnnTaylor Stores Corp.*	1,000	5,770
AutoNation, Inc.*	100	988
Circuit City Stores, Inc.	200	26
Foot Locker, Inc.	9,200	67,528
GameStop Corp. Class A*	1,700	36,822
Limited Brands, Inc.	2,300	23,092
Lowe's Cos., Inc.	500	10,760
Office Depot, Inc.*	500	1,490
OfficeMax, Inc.	200	1,528
RadioShack Corp.	18,800	224,472
Regis Corp.	3,300	47,949
Rent-A-Center, Inc.*	400	7,060
Ross Stores, Inc.	8,564	254,608
The Cato Corp. Class A	2,500	37,750
The Gap, Inc.	600	8,034
The Home Depot, Inc.	500	11,510
The TJX Cos., Inc.	500	10,285

See Accompanying Notes to Financial Statements.
23

Credit Suisse Trust — Large Cap Value Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Specialty Retail
Tractor Supply Co.*	74	$2,674
United Rentals, Inc.*	200	1,824
Williams-Sonoma, Inc.	2,148	16,883
		963,276
Textiles & Apparel (3.6%)
Coach, Inc.*	200	4,154
Jones Apparel Group, Inc.	200	1,172
Liz Claiborne, Inc.	251	653
NIKE, Inc. Class B	200	10,200
Phillips-Van Heusen Corp.	17,100	344,223
		360,402
Tobacco (3.9%)
Altria Group, Inc.	22,700	341,862
Lorillard, Inc.	300	16,905
Vector Group, Ltd.	2,000	27,240
		386,007
Water Utilities (0.2%)
American Water Works Co., Inc.	100	2,088
Aqua America, Inc.	200	4,118
Nalco Holding Co.	900	10,386
		16,592
Wireless Telecommunication Services (0.1%)
United States Cellular Corp.*	200	8,648
TOTAL COMMON STOCKS (Cost $25,101,280)		21,471,352
TOTAL INVESTMENTS AT VALUE (217.4%) (Cost $25,101,280)		21,471,352
LIABILITIES IN EXCESS OF OTHER ASSETS (-117.4%)		(11,594,529)
NET ASSETS (100.0%)		$9,876,823

INVESTMENT ABBREVIATION

ADR = American Depositary Receipt

*  Non-income producing security.

See Accompanying Notes to Financial Statements.
24

Credit Suisse Trust — Large Cap Value Portfolio
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at value (Cost $25,101,280) (Note 2)	$21,471,352
Cash	45,774
Receivable for investments sold	694,311
Dividend receivable	48,647
Receivable for portfolio shares sold	19,001
Prepaid expenses	474
Total Assets	22,279,559
Liabilities
Advisory fee payable (Note 3)	8,487
Administrative services fee payable (Note 3)	9,542
Payable for portfolio shares redeemed	11,664,544
Payable for investments purchased	682,479
Trustees' fee payable	2,574
Other accrued expenses payable	35,110
Total Liabilities	12,402,736
Net Assets
Capital stock, $.001 par value (Note 6)	1,306
Paid-in capital (Note 6)	20,437,477
Undistributed net investment income	500,148
Accumulated net realized loss on investments and foreign currency transactions	(7,432,181)
Net unrealized depreciation on investments and foreign currency translations	(3,629,927)
Net Assets	$9,876,823
Shares outstanding	1,306,013
Net asset value, offering price, and redemption price per share	$7.56

See Accompanying Notes to Financial Statements.
25

Credit Suisse Trust — Large Cap Value Portfolio
Statement of Operations
For the Year Ended December 31, 2008

Investment Income (Note 2)
Dividends	$793,153
Interest	5,645
Securities lending	49,326
Foreign taxes withheld	(688)
Total investment income	847,436
Expenses
Investment advisory fees (Note 3)	146,776
Administrative services fees (Note 3)	60,914
Custodian fees	51,324
Audit and tax fees	18,718
Trustees' fees	17,285
Printing fees (Note 3)	13,174
Legal fees	11,647
Interest expense (Note 4)	9,395
Transfer agent fees	2,154
Insurance expense	1,057
Miscellaneous expense	9,172
Total expenses	341,616
Net investment income	505,820
Net Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Related Items
Net realized loss from investments	(6,563,183)
Net realized loss from foreign currency transactions	(7)
Net change in unrealized appreciation (depreciation) from investments	(7,871,289)
Net change in unrealized appreciation (depreciation) from foreign currency translations	1
Net realized and unrealized loss from investments and foreign currency related items	(14,434,478)
Net decrease in net assets resulting from operations	$(13,928,658)

See Accompanying Notes to Financial Statements.
26

Credit Suisse Trust — Large Cap Value Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Operations
Net investment income	$505,820	$849,681
Net realized gain (loss) from investments and foreign currency transactions	(6,563,190)	1,854,302
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(7,871,288)	(1,593,996)
Net increase (decrease) in net assets resulting from operations	(13,928,658)	1,109,987
From Dividends and Distributions
Dividends from net investment income	(842,237)	(734,026)
Distributions from net realized gains	(2,686,848)	(10,891,849)
Net decrease in net assets resulting from dividends and distributions	(3,529,085)	(11,625,875)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	702,720	1,159,214
Reinvestment of dividends and distributions	3,529,085	11,625,875
Net asset value of shares redeemed	(28,471,976)	(6,490,755)
Net increase (decrease) in net assets from capital share transactions	(24,240,171)	6,294,334
Net decrease in net assets	(41,697,914)	(4,221,554)
Net Assets
Beginning of year	51,574,737	55,796,291
End of year	$9,876,823	$51,574,737
Undistributed net investment income	$500,148	$845,280

See Accompanying Notes to Financial Statements.
27

Credit Suisse Trust — Large Cap Value Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$13.48	$17.00	$14.38	$13.40	$12.10
INVESTMENT OPERATIONS
Net investment income	0.49	0.24	0.23	0.11	0.12
Net gain (loss) on investments and foreign currency related items (both realized and unrealized)	(5.02)	0.08	2.54	0.98	1.25
Total from investment operations	(4.53)	0.32	2.77	1.09	1.37
LESS DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income	(0.33)	(0.24)	(0.15)	(0.11)	(0.07)
Distributions from net realized gains	(1.06)	(3.60)	—	—	—
Total dividends and distributions	(1.39)	(3.84)	(0.15)	(0.11)	(0.07)
Net asset value, end of year	$7.56	$13.48	$17.00	$14.38	$13.40
Total return[1]	(36.19)%	1.79%	19.35%	8.14%	11.34%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$9,877	$51,575	$55,796	$57,805	$44,853
Ratio of expenses to average net assets	1.16%	0.81%	1.00%	1.00%	1.00%
Ratio of net investment income to average net assets	1.72%	1.55%	1.29%	1.03%	1.15%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	—	—	0.06%	0.09%	0.14%
Portfolio turnover rate	198%	95%	143%	81%	53%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
28

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements
December 31, 2008

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Large Cap Value Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks long-term growth of capital and income. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

29

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$21,471,352	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$21,471,352	$—

*Other financial instruments include futures, forwards and swap contracts.

30

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

B) FOREIGN CURRENCY TRANSACTIONS — The books and records of the Portfolio are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments in equity securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in the foreign exchange rate from that which is due to changes in market prices of debt securities.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

E) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The

31

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

G) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2008, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $230,183, of which $168,753 was rebated to borrowers (brokers). The Portfolio retained $49,326 in income from the cash collateral investment, and SSB, as lending agent, was paid $12,104. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

32

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.50% of the Portfolio's average daily net assets. For the year ended December 31, 2008, investment advisory fees earned were $146,776.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2008, co-administrative services fees earned by CSAMSI were $26,419.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $34,495.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2008, Merrill was paid $17,065 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2008, the Portfolio had no loans outstanding under the Credit

33

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 4. Line of Credit

Facility. During the year ended December 31, 2008, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$12,498,667	4.510%	$13,432,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were $58,934,037 and $73,791,642, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Shares sold	72,961	70,390
Shares issued in reinvestment of dividends and distributions	351,153	857,998
Shares redeemed	(2,943,904)	(38,458)
Net increase (decrease)	(2,519,790)	543,807

On December 31, 2008, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
2	94%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

34

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

The tax characteristics of dividends and distributions paid during the years ended December 31, 2008 and 2007, respectively, by the Portfolio were as follows:

Ordinary Income		Long-Term Capital Gain
2008	2007	2008	2007
$2,478,846	$5,729,741	$1,050,239	$5,896,134

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, security lending transactions, cumulative return of capital on Real Estate Investment Trusts, cumulative basis adjustments on Partnerships and deferral of post-October losses.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$499,785
Accumulated realized loss	(4,191,425)
Unrealized depreciation	(4,476,387)
Defferal of post-October capital losses	(2,393,933)
$(10,561,960)

At December 31, 2008, the Fund had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2016
$4,191,425

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforward before they expire.

At December 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $25,947,738, $1,190,865, $(5,667,251) and $(4,476,386), respectively.

At December 31, 2008, the Portfolio reclassified $8,715 from undistributed net investment income to accumulated net realized loss from investments, to adjust for current period permanent book/tax differences. These permanent differences are due to differing book/tax treatments of foreign currency transactions, cumulative basis adjustments on Partnerships and prior return of

35

Credit Suisse Trust — Large Cap Value Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

capital adjustments on Real Estate Investment Trusts reclassed from income to capital gains. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Portfolio does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

36

Credit Suisse Trust — Large Cap Value Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Large Cap Value Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Large Cap Value Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2009

37

Credit Suisse Trust — Large Cap Value Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 18 and 19, 2008, considered the following factors with respect to the Large Cap Value Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.50% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology

38

Credit Suisse Trust — Large Cap Value Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

39

Credit Suisse Trust — Large Cap Value Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee was the third lowest in the Portfolio's Expense Group and the actual total expenses were near the median. The Board considered the fee to be reasonable.

•  The Portfolio's performance was below the median performance of its peers in both the Performance Group and Performance Universe for all periods reviewed except the five and ten year periods. The Board noted that changes in investment strategies and portfolio management of the Portfolio had gone into effect on December 1, 2006 and that it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse, and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

40

Credit Suisse Trust — Large Cap Value Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

41

Credit Suisse Trust — Large Cap Value Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	26	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

42

Credit Suisse Trust — Large Cap Value Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

43

Credit Suisse Trust — Large Cap Value Portfolio
Tax Information Letter
December 31, 2008 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate shareholders should note for the year ended December 31, 2008, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 49%.

Important Tax Information for Shareholders

During the year ended December 31, 2008, the Portfolio declared $1,050,239 in dividends that were designated as long-term capital gains dividends.

44

Credit Suisse Trust — Large Cap Value Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

45

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRLCV-AR-1208

CREDIT SUISSE FUNDS

Annual Report

December 31, 2008

CREDIT SUISSE TRUST
■  MID-CAP CORE PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2008; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report
December 31, 2008 (unaudited)

January 29, 2009

Dear Shareholder:

For the twelve months ended December 31, 2008, Credit Suisse Trust — Mid Cap Core Portfolio1 (the "Portfolio") had a loss of -38.44%, versus an decrease of -36.23% for its benchmark, the Standard & Poor's MidCap 400 Index (S&P400).2

Market Review: A volatile year

The fiscal year ending December 31, 2008 was a tumultuous one marked by dramatic losses in the equity markets. The benchmark S&P Midcap 400 Index plummeted 36.23% while the S&P 500 Index and Dow Jones Industrial Average also fell by 37.00% and 31.93%, respectively. The Chicago Board of Exchange Volatility Index (the "VIX"), a measure of market volatility, hit highs of 80 in October and November. The current global economic crisis was caused by a multitude of factors, including a lack of liquidity, a bleak outlook for future growth, and recessionary attitudes and signals.

In December, The National Bureau of Economic Research said that the U.S. has been in a recession since December 2007. The year was marked by turmoil across industries and asset classes as evidenced by the collapse of companies such as Bear Stearns and Lehman Brothers within the financials, the sharp price fluctuations and ultimate decline of all commodities, and government efforts toward the bailout of the banking and automotive industries.

The U.S. Federal Reserve cut the Federal Funds rate several times, dropping it from 4.50% to a range of 0.00% – 0.25% by October 29, 2008. Throughout the year, the discount rate was also cut in conjunction with the Federal Funds rate, and is now at 0.50%.

The U.S. housing sector continued to weaken in 2008, as evidenced by the S&P/Case Shiller U.S. Home Price Index, which measures home prices in 20 U.S. metropolitan areas. In October, the index was down 18% from a year earlier. The drop was more than originally forecast and the Index has been falling every month since January 2007.

Additionally, as reported on December 30, 2008, the Conference Board Consumer Confidence Index fell to an all time low. The Index is now at 38.0, down from 44.7 in November. The Consumer Confidence Survey is based on a representative sample of 5,000 U.S. households.

Unemployment continued to rise in 2008, with increased job losses in all major industry sectors. Non-farm payrolls fell by 533,000 jobs in November, following

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Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

losses of 403,000 in September and 320,000 in October. The household unemployment rate was 6.7%.

Strategic Review and Portfolio Outlook: Confidence and liquidity need to be restored

For the annual period ending December 31, 2008, the portfolio underperformed the benchmark. Although stock and sector selections in consumer staples, energy and industrials contributed positively to performance, stock and sector selection in utilities, financials and health care detracted from performance. Throughout 2008, the performance of the portfolio was comparable to that of its benchmark with minor deviations each month. There are a few exceptions: In November, the portfolio dramatically underperformed, though it recovered most of the losses in December; Additionally, October and November were extremely volatile, with the VIX hitting 80. As hedge funds continued to unwind in the last quarter, the price depression continued. Though mid-November marked the height of the hedge distress, volatility and the rate of pricing declines eased in December.

On December 16, 2008, the Federal Open Market Committee (the "FOMC") issued a press release stating that "labor market conditions have deteriorated, and the available data indicate that consumer spending, business investment, and industrial production have declined. Financial markets remain quite strained and credit conditions tight. Overall, the outlook for economic activity has weakened further."

Chairman of the Federal Reserve Board Ben Bernanke stated in a speech at the Economic Club of New York on October 15, 2008 that the root of the current economic crisis is a loss of confidence by investors and the public in the strength of key financial institutions and the markets. He predicted that, as political and financial leaders slowly restore the public's faith in the markets, investors will gradually begin to re-establish their trust, and the markets will start to recover.

Despite the easing of volatility in December, compared to that of prior months, we believe there will continue to be months of uncertainty. At the end of the year, the market showed signs of easing liquidity with interest rates such as the LIBOR decreasing, interbank lending increasing, and the U.S. dollar strengthening. However, it is not clear that this additional liquidity in the markets and between banks will truly benefit consumers. For example, banks have begun to tighten their credit standards to such an extent that the average consumer may have a harder time borrowing money. Therefore, in this economic crisis where faith in the markets is key, we believe, like Bernanke, that in order for the market to recover, confidence and liquidity need to be restored.

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Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Additionally, we have observed an increase in technical movements — caused by large hedge funds reducing leverage — not related to the fundamentals that most quantitative models are based upon. We believe that these volatile intraday swings will need to be monitored closely, but as our investment model is designed with long-term goals in mind, a drastic change in our investment model will not be made. That being said, we are continuously conducting economic, statistical, and financial research on various levels in order to enhance our model. We have gone back to the basics of finance, where we seek to buy businesses that make comfortable returns without the need for excessive leverage.

Jordan Low
Portfolio Manager

Investing in small to medium-sized companies may be more volatile and less liquid than investments in larger companies.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

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Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Mid Cap Core Portfolio1 and
the S&P MidCap 400 Index2,3 from Inception (9/13/99).

4

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Average Annual Returns as of December 31, 20081

1 Year	5 Years	Since Inception
(38.44)%	(3.25)%	(0.74)%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross expense ratio is 1.45%. The annualized net expense ratio after fee waivers and/or expense reimbursements is 1.34%.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. Waivers and/or reimbursements may be discontinued at any time.

2  The S&P MidCap 400 Index is an unmanaged market-weighted index composed of 400 U.S. stocks selected on the basis of market capitalization, liquidity and industry group representation and is a registered trademark of The McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

3  Performance for the benchmark is not available for the period beginning September 13, 1999 (commencement of operations). For that reason, performance is shown for the period beginning September 1, 1999.

5

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2008.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2008

Actual Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$654.40
Expenses Paid per $1,000*	$6.11
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$1,017.75
Expenses Paid per $1,000*	$7.46
Annualized Expense Ratios*	1.47%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

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Credit Suisse Trust — Mid-Cap Core Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

8

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments
December 31, 2008

	Number of Shares	Value
COMMON STOCKS (100.3%)
Aerospace & Defense (0.4%)
BE Aerospace, Inc.*	100	$769
Cubic Corp.	500	13,600
Hexcel Corp.*	4,300	31,777
Spirit AeroSystems Holdings, Inc. Class A*	700	7,119
		53,265
Airlines (0.2%)
AirTran Holdings, Inc.*	1,000	4,440
Copa Holdings SA Class A	100	3,032
Delta Air Lines, Inc.*	1,300	14,898
		22,370
Auto Components (1.5%)
ArvinMeritor, Inc.	649	1,850
BorgWarner, Inc.	1,800	39,186
Federal Signal Corp.	5,100	41,871
Gentex Corp.	7,900	69,757
Lear Corp.*	500	705
Modine Manufacturing Co.	300	1,461
Superior Industries International, Inc.	500	5,260
WABCO Holdings, Inc.	1,400	22,106
Wabtec Corp.	200	7,950
		190,146
Automobiles (0.0%)
Avis Budget Group, Inc.*	2,200	1,540
Thor Industries, Inc.	300	3,954
		5,494
Banks (3.8%)
Associated Banc-Corp.	539	11,281
Astoria Financial Corp.	4,153	68,441
BancorpSouth, Inc.	100	2,336
Bank of Hawaii Corp.	900	40,653
Cathay General Bancorp	1,200	28,500
First Niagara Financial Group, Inc.	173	2,797
FirstMerit Corp.	405	8,339
New York Community Bancorp, Inc.	100	1,196
PacWest Bancorp	385	10,357
Park National Corp.	400	28,700
Provident Financial Services, Inc.	12,300	188,190
SVB Financial Group*	643	16,866
Synovus Financial Corp.	358	2,971
The Colonial BancGroup, Inc.	1,100	2,277
Washington Federal, Inc.	131	1,960
Westamerica BanCorporation	400	20,460
Wilmington Trust Corp.	1,823	40,544
		475,868

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Beverages (0.1%)
Hansen Natural Corp.*	127	$4,258
The Boston Beer Co., Inc. Class A*	100	2,840
		7,098
Biotechnology (1.0%)
Affymetrix, Inc.*	600	1,794
Cubist Pharmaceuticals, Inc.*	1,000	24,160
CV Therapeutics, Inc.*	1,400	12,894
Facet Biotech Corp.*	2,060	19,755
PDL BioPharma, Inc.	10,300	63,654
Sequenom, Inc.*	200	3,968
		126,225
Building Products (4.1%)
Crane Co.	25,000	431,000
Griffon Corp.*	7,000	65,310
Trex Co., Inc.*	1,400	23,044
		519,354
Chemicals (0.9%)
Airgas, Inc.	1,500	58,485
Ashland, Inc.	100	1,051
Chemtura Corp.	3,300	4,620
Cytec Industries, Inc.	246	5,220
Ferro Corp.	900	6,345
FMC Corp.	100	4,473
Innophos Holdings, Inc.	300	5,943
Methanex Corp	500	5,620
NL Industries, Inc.	1,700	22,780
Olin Corp.	100	1,808
		116,345
Commercial Services & Supplies (5.4%)
Brink's Home Security Holdings, Inc.*	900	19,728
Career Education Corp.*	5,400	96,876
Cogent, Inc.*	1,900	25,783
Coinstar, Inc.*	500	9,755
Corinthian Colleges, Inc.*	7,700	126,049
Darling International, Inc.*	200	1,098
FactSet Research Systems, Inc.	2,000	88,480
Herman Miller, Inc.	1,700	22,151
Intermec, Inc.*	400	5,312
Korn/Ferry International*	1,600	18,272
PHI, Inc.*	700	9,807
Republic Services, Inc.	100	2,479
Rollins, Inc.	3,400	61,472
The Brink's Co.	5,300	142,464
The Corporate Executive Board Co.	791	17,449
Universal Technical Institute, Inc.*	300	5,151
Waste Management, Inc.	800	26,512
		678,838

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Communications Equipment (1.4%)
3Com Corp.*	2,500	$5,700
ADC Telecommunications, Inc.*	900	4,923
ADTRAN, Inc.	100	1,488
Arris Group, Inc.*	1,600	12,720
Bel Fuse, Inc. Class B	400	8,480
Ciena Corp.*	1,800	12,060
Emulex Corp.*	2,000	13,960
F5 Networks, Inc.*	1,400	32,004
InterDigital, Inc.*	2,400	66,000
Plantronics, Inc.	1,400	18,480
		175,815
Computers & Peripherals (3.1%)
NCR Corp.*	14,971	211,690
Palm, Inc.*	2,000	6,140
Synaptics, Inc.*	1,700	28,152
Western Digital Corp.*	12,400	141,980
		387,962
Construction & Engineering (0.8%)
Dycom Industries, Inc.*	400	3,288
MasTec, Inc.*	800	9,264
The Shaw Group, Inc.*	4,400	90,068
		102,620
Construction Materials (0.2%)
Texas Industries, Inc.	700	24,150
Containers & Packaging (0.5%)
Greif, Inc. Class A	600	20,058
Packaging Corp. of America	2,400	32,304
Sonoco Products Co.	100	2,316
Temple-Inland, Inc.	900	4,320
		58,998
Diversified Financials (2.5%)
AmeriCredit Corp.*	2,100	16,044
Apollo Investment Corp.	2,700	25,137
Investment Technology Group, Inc.*	3,800	86,336
Jefferies Group, Inc.	500	7,030
Nelnet, Inc. Class A	100	1,433
Raymond James Financial, Inc.	1,170	20,042
Waddell & Reed Financial, Inc. Class A	10,562	163,289
		319,311
Diversified Telecommunication Services (0.5%)
Cincinnati Bell, Inc.*	3,400	6,562
NeuStar, Inc. Class A*	3,300	63,129
		69,691

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Electric Utilities (0.4%)
ALLETE, Inc.	600	$19,362
PNM Resources, Inc.	3,500	35,280
Puget Energy, Inc.	100	2,727
		57,369
Electronic Equipment & Instruments (2.4%)
Avnet, Inc.*	400	7,284
Benchmark Electronics, Inc.*	7,400	94,498
Brady Corp. Class A	100	2,395
Ingram Micro, Inc. Class A*	12,200	163,358
Intersil Corp. Class A	200	1,838
Jabil Circuit, Inc.	100	675
KEMET Corp.*	1,700	459
Tecumseh Products Co. Class B*	100	955
Varian, Inc.*	900	30,159
		301,621
Energy Equipment & Services (4.8%)
CARBO Ceramics, Inc.	400	14,212
Dresser-Rand Group, Inc.*	2,200	37,950
FMC Technologies, Inc.*	1,300	30,979
Helmerich & Payne, Inc.	100	2,275
Oceaneering International, Inc.*	200	5,828
Oil States International, Inc.*	3,100	57,939
Patterson-UTI Energy, Inc.	1,600	18,416
Pride International, Inc.*	9,900	158,202
Smith International, Inc.	62	1,419
Superior Energy Services, Inc.*	500	7,965
Tidewater, Inc.	4,900	197,323
Unit Corp.*	2,700	72,144
		604,652
Food & Drug Retailing (2.1%)
Flowers Foods, Inc.	1,200	29,232
PetMed Express, Inc.*	300	5,289
Ruddick Corp.	6,300	174,195
Terra Industries, Inc.	2,200	36,674
The Pantry, Inc.*	900	19,305
		264,695
Food Products (0.8%)
Del Monte Foods Co.	300	2,142
Diamond Foods, Inc.	1,700	34,255
Herbalife, Ltd.	3,100	67,208
Sensient Technologies Corp.	100	2,388
		105,993

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Gas Utilities (4.2%)
Energen Corp.	1,100	$32,263
MDU Resources Group, Inc.	100	2,158
National Fuel Gas Co.	2,000	62,660
Northwest Natural Gas Co.	5,800	256,534
South Jersey Industries, Inc.	3,100	123,535
UGI Corp.	100	2,442
WGL Holdings, Inc.	1,500	49,035
		528,627
Healthcare Equipment & Supplies (0.4%)
Advanced Medical Optics, Inc.*	200	1,322
Bio-Rad Laboratories, Inc. Class A*	200	15,062
Boston Scientific Corp.*	500	3,870
CryoLife, Inc.*	400	3,884
Cyberonics, Inc.*	200	3,314
Hill-Rom Holdings, Inc.	1,200	19,752
STERIS Corp.	134	3,201
Thoratec Corp.*	100	3,249
		53,654
Healthcare Providers & Services (3.1%)
AMERIGROUP Corp.*	800	23,616
Centene Corp.*	100	1,971
Community Health Systems, Inc.*	200	2,916
Health Management Associates, Inc. Class A*	4,800	8,592
Health Net, Inc.*	288	3,136
Henry Schein, Inc.*	79	2,899
Kindred Healthcare, Inc.*	4,300	55,986
Lincare Holdings, Inc.*	2,700	72,711
Magellan Health Services, Inc.*	3,200	125,312
Pharmaceutical Product Development, Inc.	1,700	49,317
Service Corporation International	2,000	9,940
Universal Health Services, Inc. Class B	300	11,271
VCA Antech, Inc.*	900	17,892
WellCare Health Plans, Inc.*	100	1,286
		386,845
Hotels, Restaurants & Leisure (1.6%)
Boyd Gaming Corp.	400	1,892
Brinker International, Inc.*	300	3,162
Chipotle Mexican Grill, Inc. Class A*	300	18,594
LIFE TIME FITNESS, Inc.*	100	1,295
Panera Bread Co. Class A*	700	36,568
Scientific Games Corp. Class A*	100	1,754
WMS Industries, Inc.*	5,200	139,880
		203,145

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Household Durables (1.3%)
American Greetings Corp. Class A	200	$1,514
Blyth, Inc.	1,000	7,840
Furniture Brands International, Inc.	260	575
Harman International Industries, Inc.	4,100	68,593
Hovnanian Enterprises, Inc. Class A*	400	688
NVR, Inc.*	100	45,625
Tupperware Brands Corp.	1,700	38,590
		163,425
Industrial Conglomerates (0.5%)
KBR, Inc.	3,800	57,760
Insurance (7.6%)
Allied World Assurance Co. Holdings, Ltd.	1,000	40,600
American Equity Investment Life Holding Co.	1,500	10,500
American Financial Group, Inc.	18,400	420,992
Arthur J. Gallagher & Co.	114	2,954
Everest Re Group, Ltd.	100	7,614
First American Corp.	600	17,334
Hanover Insurance Group, Inc.	1,161	49,888
HCC Insurance Holdings, Inc.	3,400	90,950
Horace Mann Educators Corp.	7,300	67,087
Protective Life Corp.	200	2,870
Reinsurance Group of America, Inc.	600	25,692
StanCorp Financial Group, Inc.	4,593	191,849
The PMI Group, Inc.	619	1,207
Unitrin, Inc.	737	11,748
W.R. Berkley Corp.	800	24,800
		966,085
Internet & Catalog Retail (0.0%)
Coldwater Creek, Inc.*	400	1,140
Internet Software & Services (0.4%)
Digital River, Inc.*	1,900	47,120
IT Consulting & Services (2.5%)
Acxiom Corp.	9,300	75,423
Lender Processing Services, Inc.	1,800	53,010
Tyler Technologies, Inc.*	15,400	184,492
		312,925
Leisure Equipment & Products (0.9%)
Callaway Golf Co.	100	929
Marvel Entertainment, Inc.*	3,500	107,625
		108,554

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Machinery (5.4%)
AGCO Corp.*	6,900	$162,771
Briggs & Stratton Corp.	3,300	58,047
Bucyrus International, Inc.	800	14,816
Graham Corp.	100	1,082
Harsco Corp.	9,200	254,656
Joy Global, Inc.	2,200	50,358
Kennametal, Inc.	700	15,533
Oshkosh Corp.	100	889
The Gorman-Rupp Co.	2,100	65,352
The Timken Co.	2,400	47,112
Trinity Industries, Inc.	400	6,304
		676,920
Marine (0.3%)
Overseas Shipholding Group, Inc.	800	33,688
Media (1.5%)
Belo Corp. Class A	1,100	1,716
Entercom Communications Corp. Class A	200	246
Harte-Hanks, Inc.	500	3,120
Interactive Data Corp.	1,600	39,456
Lamar Advertising Co. Class A*	100	1,256
Lee Enterprises, Inc.	600	246
Media General, Inc.	200	350
Netflix, Inc.*	4,200	125,538
Regal Entertainment Group Class A	1,300	13,273
World Wrestling Entertainment, Inc. Class A	900	9,972
		195,173
Metals & Mining (1.5%)
Alpha Natural Resources, Inc.*	1,600	25,904
Arch Coal, Inc.	5,200	84,708
Carpenter Technology Corp.	21	431
Cliffs Natural Resources, Inc.	394	10,090
Foundation Coal Holdings, Inc.	200	2,804
Patriot Coal Corp.*	2,500	15,625
Worthington Industries, Inc.	4,339	47,816
		187,378
Multi-Utilities (1.0%)
Avista Corp.	4,400	85,272
Vectren Corp.	1,700	42,517
		127,789

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Multiline Retail (0.9%)
99 Cents Only Stores*	3,700	$40,441
Big Lots, Inc.*	3,400	49,266
BJ's Wholesale Club, Inc.*	200	6,852
Dollar Tree, Inc.*	100	4,180
Fred's, Inc. Class A	1,200	12,912
Saks, Inc.*	1,300	5,694
		119,345
Oil & Gas (3.4%)
Bill Barrett Corp.*	3,600	76,068
Comstock Resources, Inc.*	1,100	51,975
Denbury Resources, Inc.*	100	1,092
Encore Acquisition Co.*	2,600	66,352
Frontier Oil Corp.	100	1,263
Goodrich Petroleum Corp.*	400	11,980
Knightsbridge Tankers, Ltd.	400	5,860
McMoRan Exploration Co.*	1,500	14,700
Newfield Exploration Co.*	300	5,925
Permian Basin Royalty Trust	11,500	157,550
Pioneer Drilling Co.*	100	557
San Juan Basin Royalty Trust	1,100	34,067
W&T Offshore, Inc.	100	1,432
		428,821
Paper & Forest Products (0.7%)
Clearwater Paper Corp*	371	3,113
Louisiana-Pacific Corp.	1,200	1,872
Potlatch Corp.	1,300	33,813
Rayonier, Inc.	1,600	50,160
		88,958
Personal Products (0.7%)
Alberto-Culver Co.	2,700	66,177
Elizabeth Arden, Inc.*	1,900	23,959
		90,136
Pharmaceuticals (4.6%)
Alnylam Pharmaceuticals, Inc.*	100	2,473
Emergent Biosolutions, Inc.*	1,000	26,110
Endo Pharmaceuticals Holdings, Inc.*	9,100	235,508
InterMune, Inc.*	700	7,406
Medicis Pharmaceutical Corp. Class A	8,000	111,200
Sepracor, Inc.*	10,000	109,800
Valeant Pharmaceuticals International*	3,900	89,310
		581,807

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Real Estate (3.9%)
Alexandria Real Estate Equities, Inc.	300	$18,102
AMB Property Corp.	900	21,078
Apartment Investment & Management Co. Class A	52	601
BRE Properties, Inc.	400	11,192
Camden Property Trust	500	15,670
Cousins Properties, Inc.	700	9,695
Duke Realty Corp.	1,300	14,248
Equity One, Inc.	400	7,080
Essex Property Trust, Inc.	200	15,350
Federal Realty Investment Trust	500	31,040
Health Care REIT, Inc.	800	33,760
Highwoods Properties, Inc.	500	13,680
Hospitality Properties Trust	2,700	40,149
Jones Lang LaSalle, Inc.	700	19,390
Liberty Property Trust	2,000	45,660
Mack-Cali Realty Corp.	1,700	41,650
Nationwide Health Properties, Inc.	800	22,976
Realty Income Corp.	1,900	43,985
Regency Centers Corp.	600	28,020
SL Green Realty Corp.	400	10,360
The Macerich Co.	1,000	18,160
UDR, Inc.	1,100	15,169
Weingarten Realty Investors	1,000	20,690
		497,705
Road & Rail (1.2%)
GATX Corp.	100	3,097
Knight Transportation, Inc.	300	4,836
Werner Enterprises, Inc.	8,500	147,390
YRC Worldwide, Inc.*	100	287
		155,610
Semiconductor Equipment & Products (3.1%)
Atmel Corp.*	3,800	11,894
Cree, Inc.*	1,400	22,218
Cypress Semiconductor Corp.*	800	3,576
Fairchild Semiconductor International, Inc.*	1,000	4,890
Integrated Device Technology, Inc.*	2,200	12,342
ON Semiconductor Corp.*	2,500	8,500
QLogic Corp.*	13,800	185,472
RF Micro Devices, Inc.*	3,700	2,886
Semtech Corp.*	321	3,618
Silicon Laboratories, Inc.*	4,200	104,076
SunPower Corp. Class B*	219	6,666
Tessera Technologies, Inc.*	100	1,188
Ultratech, Inc.*	1,300	15,548
Volterra Semiconductor Corp.*	800	5,720
		388,594

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Software (2.3%)
Activision Blizzard, Inc.*	676	$5,841
Advent Software, Inc.*	100	1,997
Cadence Design Systems, Inc.*	2,200	8,052
Cerner Corp.*	2,100	80,745
Gartner, Inc.*	2,300	41,009
Macrovision Solutions Corp.*	100	1,265
Mentor Graphics Corp.*	700	3,619
MICROS Systems, Inc.*	2,000	32,640
Opnet Technologies, Inc.*	100	986
Parametric Technology Corp.*	1,000	12,650
Quality Systems, Inc.	400	17,448
Sybase, Inc.*	600	14,862
Synopsys, Inc.*	3,000	55,560
Wind River Systems, Inc.*	1,500	13,545
		290,219
Specialty Retail (7.4%)
Aaron Rents, Inc.	100	2,662
Aeropostale, Inc.*	4,200	67,620
American Eagle Outfitters, Inc.	5,200	48,672
AnnTaylor Stores Corp.*	600	3,462
Barnes & Noble, Inc.	12,900	193,500
Borders Group, Inc.*	400	160
Chico's FAS, Inc.*	1,500	6,270
Dick's Sporting Goods, Inc.*	1,700	23,987
DSW, Inc. Class A*	800	9,968
Foot Locker, Inc.	2,400	17,616
Hanesbrands, Inc.*	100	1,275
Hot Topic, Inc.*	700	6,489
Jo-Ann Stores, Inc.*	600	9,294
Men's Wearhouse, Inc.	100	1,354
Pacific Sunwear of California, Inc.*	800	1,272
RadioShack Corp.	1,700	20,298
Regis Corp.	6,500	94,445
Rent-A-Center, Inc.*	4,700	82,955
Ross Stores, Inc.	4,792	142,466
The Buckle, Inc.	950	20,729
The Cato Corp. Class A	2,800	42,280
Tractor Supply Co.*	921	33,285
United Rentals, Inc.*	2,500	22,800
Urban Outfitters, Inc.*	100	1,498
Williams-Sonoma, Inc.	9,718	76,384
		930,741
Textiles & Apparel (1.8%)
Guess?, Inc.	5,200	79,820
Phillips-Van Heusen Corp.	6,500	130,845
The Warnaco Group, Inc.*	1,200	23,556
		234,221

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Mid-Cap Core Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Tobacco (1.2%)
Vector Group, Ltd.	10,900	$148,458
Water Utilities (0.0%)
California Water Service Group	100	4,643
TOTAL COMMON STOCKS (Cost $13,618,026)		12,677,366
TOTAL INVESTMENTS AT VALUE (100.3%) (Cost $13,618,026)		12,677,366
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.3%)		(39,438)
NET ASSETS (100.0%)		$12,637,928

*  Non-income producing security.

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Mid-Cap Core Portfolio
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at value (Cost $13,618,026) (Note 2)	$12,677,366
Receivable for investments sold	247,950
Dividend receivable	48,905
Receivable from investment adviser (Note 3)	10,238
Prepaid expenses	360
Total Assets	12,984,819
Liabilities
Administrative services fee payable (Note 3)	7,434
Payable for investments purchased	248,875
Payable for portfolio shares redeemed	22,149
Due to custodian	18,995
Trustees' fee payable	2,574
Other accrued expenses payable	46,864
Total Liabilities	346,891
Net Assets
Capital stock, $.001 par value (Note 6)	1,367
Paid-in capital (Note 6)	24,143,741
Undistributed net investment income	145,345
Accumulated net realized loss on investments	(10,711,865)
Net unrealized depreciation on investments	(940,660)
Net Assets	$12,637,928
Shares outstanding	1,367,096
Net asset value, offering price, and redemption price per share	$9.24

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Mid-Cap Core Portfolio
Statement of Operations
For the Year Ended December 31, 2008

Investment Income (Note 2)
Dividends	$382,691
Interest	1,689
Securities lending	49,720
Foreign taxes withheld	(12)
Total investment income	434,088
Expenses
Investment advisory fees (Note 3)	141,916
Administrative services fees (Note 3)	55,153
Custodian fees	34,786
Audit and tax fees	20,096
Trustees' fees	17,285
Legal fees	12,421
Transfer agent fees	1,632
Insurance expense	711
Printing fees (Note 3)	444
Interest expense (Note 4)	285
Commitment fees (Note 4)	252
Miscellaneous expense	9,555
Total expenses	294,536
Less: fees waived (Note 3)	(22,966)
Net expenses	271,570
Net investment income	162,518
Net Realized and Unrealized Gain (Loss) from Investments
Net realized loss from investments	(5,597,576)
Net change in unrealized appreciation (depreciation) from investments	(3,294,151)
Net realized and unrealized loss from investments	(8,891,727)
Net decrease in net assets resulting from operations	$(8,729,209)

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — Mid-Cap Core Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Operations
Net investment income (loss)	$162,518	$(67,631)
Net realized gain (loss) from investments and futures contracts	(5,597,576)	1,179,079
Net change in unrealized appreciation (depreciation) from investments	(3,294,151)	2,192,077
Net increase (decrease) in net assets resulting from operations	(8,729,209)	3,303,525
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	380,242	658,389
Net asset value of shares redeemed	(5,998,023)	(7,473,324)
Net decrease in net assets from capital share transactions	(5,617,781)	(6,814,935)
Net decrease in net assets	(14,346,990)	(3,511,410)
Net Assets
Beginning of year	26,984,918	30,496,328
End of year	$12,637,928	$26,984,918
Undistributed net investment income	$145,345	$1,360

See Accompanying Notes to Financial Statements.
22

Credit Suisse Trust — Mid-Cap Core Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$15.01	$13.44	$13.19	$12.33	$10.90
INVESTMENT OPERATIONS
Net investment income (loss)	0.11	(0.04)	(0.04)	(0.10)	(0.11)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(5.88)	1.61	0.29	0.96	1.54
Total from investment operations	(5.77)	1.57	0.25	0.86	1.43
Net asset value, end of year	$9.24	$15.01	$13.44	$13.19	$12.33
Total return[1]	(38.44)%	11.68%	1.90%	6.97%	13.12%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$12,638	$26,985	$30,496	$37,659	$42,452
Ratio of expenses to average net assets	1.34%	1.25%	1.21%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.80%	(0.23)%	(0.26)%	(0.70)%	(0.87)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.11%	0.03%	0.13%	0.12%	0.08%
Portfolio turnover rate	217%	232%	140%	95%	124%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
23

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements
December 31, 2008

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Mid-Cap Core Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks maximum capital appreciation. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

24

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$12,677,366	$—
Level 2 – Other Significant Observable Inputs	—	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$12,677,366	$—

*Other financial instruments include futures, forwards and swap contracts.

25

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

26

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At December 31, 2008, the Portfolio had no open futures contracts.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2008, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $179,000, of which $117,008 was rebated to borrowers (brokers). The Portfolio retained $49,720 in income from the cash collateral investment, and SSB, as lending agent, was paid $12,272. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

27

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.70% of the Portfolio's average daily net assets. For the year ended December 31, 2008, investment advisory fees earned and voluntarily waived were $141,916 and $22,966, respectively. Credit Suisse will not recapture from the Portfolio any fees it waived during the year ended December 31, 2008. Fee waivers and reimbursements are voluntary and may be discontinued by Credit Suisse at any time.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2008, co-administrative services fees earned by CSAMSI were $18,247.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $36,906.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2008, Merrill was paid $16,767 for its services to the Portfolio.

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At

28

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 4. Line of Credit

December 31, 2008, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2008, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate %	Maximum Daily Loan Outstanding
$159,500	3.218%	$326,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were $44,262,722 and $49,294,110, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Shares sold	29,623	44,882
Shares redeemed	(460,877)	(516,029)
Net decrease	(431,254)	(471,147)

On December 31, 2008, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
1	93%

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash

29

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

sales, unused capital loss caryforwards, current year post-October loss deferrals, return of capital on Real Estate Investment Trusts, security lending transactions and investments in Partnerships.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$143,626
Accumulated realized loss	(6,192,951)
Unrealized depreciation	(1,974,105)
Deferral of post-October capital losses	(3,483,750)
$(11,507,180)

At December 31, 2008, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2009	2010	2016
$896,374	$4,065,894	$1,230,683

During the tax year ended December 31, 2008, the Portfolio did not utilize any of the capital loss carryforward.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforward before they expire.

At December 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized depreciation from investments were $14,651,475, $907,749, $(2,881,858) and $(1,974,109), respectively.

At December 31, 2008, the Portfolio reclassified $18,533 from undistributed net investment income to accumulated net realized loss, to adjust for current period permanent book/tax differences which arose principally from differing book/tax treatments of dividends received from Real Estate Investment Trusts, reversal of prior return of capital adjustments on Real Estate Investment Trusts sold and investments in Partnerships. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents.

30

Credit Suisse Trust — Mid-Cap Core Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 8. Contingencies

The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Portfolio does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

31

Credit Suisse Trust — Mid-Cap Core Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Mid-Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Core Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2009

32

Credit Suisse Trust — Mid-Cap Core Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 18 and 19, 2008, considered the following factors with respect to the Mid-Cap Core Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.70% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"). The Board also reviewed and considered the fee waivers and/or expense reimbursement arrangements currently in place for the Fund and considered the actual fee rate of 0.66% paid by the Fund after taking waivers and reimbursements into account ("Net Advisory Fee"). The Board acknowledged that voluntary fee waivers and expense reimbursements could be discontinued at any time.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee, Net Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

33

Credit Suisse Trust — Mid-Cap Core Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including any fee waivers or fee caps, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation

34

Credit Suisse Trust — Mid-Cap Core Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  Although the actual combined Net Advisory Fee and co-administration fees were above the median of the Portfolio's Expense Group, the Contractual Advisory Fee was slightly below the median of the Portfolio's Expense Group. The Board considered the fee to be reasonable.

•  The Portfolio's performance was among the highest compared to its Performance Group and Performance Universe for the one year period, but was among the lowest compared to its Performance Group and Performance Universe for the two, three, four and five year periods. The Board noted the improved performance of the Portfolio and the changes in the Portfolio's investment strategies and portfolio management that had gone into effect on December 1, 2006. The Board stated that it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  The Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees and expenses, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the fee waiver, the relatively small size of the Portfolio and the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

35

Credit Suisse Trust — Mid-Cap Core Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since Portfolio Inception	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Trustee of the Portfolio at inception. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

36

Credit Suisse Trust — Mid-Cap Core Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	26	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

37

Credit Suisse Trust — Mid-Cap Core Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since Portfolio Inception	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

38

Credit Suisse Trust — Mid-Cap Core Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

39

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P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ www.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.  TRMCC-AR-1208

CREDIT SUISSE FUNDS

Annual Report

December 31, 2008

CREDIT SUISSE TRUST
■  SMALL CAP CORE I PORTFOLIO

Credit Suisse Trust (the "Trust") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

The Trust's investment objectives, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Trust, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 800-222-8977 or by writing to Credit Suisse Trust, P.O. Box 55030, Boston, MA 02205-5030.

Credit Suisse Asset Management Securities, Inc., Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Trust is advised by Credit Suisse Asset Management, LLC.

The views of the Portfolio's management are as of the date of the letter and the Portfolio holdings described in this document are as of December 31, 2008; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report
December 31, 2008 (unaudited)

January 29, 2009

Dear Shareholder:

For the twelve months ended December 31, 2008, Credit Suisse Trust — Small Cap Core I Portfolio (the "Portfolio") had a loss of -34.66% versus a loss of -31.07% for its benchmark, the S&P SmallCap 600 Index.1

Market Review: A volatile year

The fiscal year ending December 31, 2008 was a tumultuous one marked by dramatic losses in the equity markets. The benchmark S&P SmallCap 600 Index plummeted 31.07% while the S&P 500 Index and Dow Jones Industrial Average also fell by 37.00% and 31.93%, respectively. The Chicago Board of Exchange Volatility Index (the "VIX"), a measure of market volatility, hit highs of 80 in October and November. The current global economic crisis was caused by a multitude of factors, including a lack of liquidity, a bleak outlook for future growth, and recessionary attitudes and signals.

In December, The National Bureau of Economic Research said that the U.S. has been in a recession since December 2007. The year was marked by turmoil across industries and asset classes as evidenced by the collapse of companies such as Bear Stearns and Lehman Brothers within the financials, the sharp price fluctuations and ultimate decline of all commodities, and government efforts toward the bailout of the banking and automotive industries.

The U.S. Federal Reserve cut the Federal Funds rate several times, dropping it from 4.50% to a range of 0.00% – 0.25% by October 29, 2008. Throughout the year, the discount rate was also cut in conjunction with the Federal Funds rate, and is now at 0.50%.

The U.S. housing sector continued to weaken in 2008, as evidenced by the S&P/Case Shiller U.S. Home Price Index, which measures home prices in 20 U.S. metropolitan areas. In October, the index was down 18% from a year earlier. The drop was more than originally forecast and the index has been falling every month since January 2007.

Additionally, as reported on December 30, 2008, the Conference Board Consumer Confidence Index fell to an all time low. The Index is now at 38.0, down from 44.7 in November. The Consumer Confidence Survey is based on a representative sample of 5,000 U.S. households.

Unemployment continued to rise in 2008, with increased job losses in all major industry sectors. Non-farm payrolls fell by 533,000 jobs in November, following losses of 403,000 in September and 320,000 in October. The household unemployment rate was 6.7%.

1

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Strategic Review and Portfolio Outlook: Confidence and liquidity need to be restored

For the annual period ending December 31, 2008, the portfolio underperformed its benchmark. Although stock selection in consumer staples and materials, and sector selection in energy contributed positively to performance, stock and sector selection in information technology, consumer discretionary, and financials detracted from performance. The small cap market posed additional difficulties. By nature, small cap stocks are less liquid and more risky, and with the credit crisis and liquidation of numerous funds and hedge funds in the second half of the year, volatility increased in the small cap market. In part, this is because hedge funds tend to have more investments in small caps than do retail funds, and as the hedge funds unwound, the sell off of small caps contributed to a depression in prices.

On December 16, 2008, the Federal Open Market Committee (the "FOMC") issued a press release stating that "labor market conditions have deteriorated, and the available data indicate that consumer spending, business investment, and industrial production have declined. Financial markets remain quite strained and credit conditions tight. Overall, the outlook for economic activity has weakened further."

Chairman of the Federal Reserve Board Ben Bernanke stated in a speech at the Economic Club of New York on October 15, 2008 that the root of the current economic crisis is a loss of confidence by investors and the public in the strength of key financial institutions and the markets. He predicted that, as political and financial leaders slowly restore the public's faith in the markets, investors will gradually begin to re-establish their trust, and the markets will start to recover.

Despite the easing of volatility in December, compared to that of prior months, we believe there will continue to be months of uncertainty. At the end of the year, the market showed signs of easing liquidity with interest rates such as the LIBOR decreasing, interbank lending increasing, and the U.S. dollar strengthening. However, it is not clear that this additional liquidity in the markets and between banks will truly benefit consumers. For example, banks have begun to tighten their credit standards to such an extent that the average consumer may have a harder time borrowing money. Therefore, in this economic crisis where faith in the markets is key, we believe, like Bernanke, that in order for the market to recover, confidence and liquidity need to be restored.

Additionally, we have observed an increase in technical movements — caused by large hedge funds reducing leverage — not related to the fundamentals that most quantitative models are based upon. We believe that these volatile intraday

2

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

swings will need to be monitored closely, but as our investment model is designed with long-term goals in mind, a drastic change in our investment model will not be made. That being said, we are continuously conducting economic, statistical, and financial research on various levels in order to enhance our model. We have gone back to the basics of finance, where we seek to buy businesses that make comfortable returns without the need for excessive leverage.

Jordan Low
Portfolio Manager

Because of the nature of the Portfolio's investments in special-situation, start-up and other small companies, an investment in the Portfolio may be more volatile and less liquid than investments in larger companies.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

3

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Small Cap Core I Portfolio and the
S&P SmallCap 600 Index1 for Ten Years.

4

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Average Annual Returns as of December 31, 2008

1 Year	5 Years	10 Years	Since Inception[2]
(34.66)%	(6.04)%	(1.74)%	2.21%

Returns represent past performance and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Performance includes the effect of deducting expenses, but does not include charges and expenses attributable to any particular variable contract or plan. Accordingly, the Prospectus of the sponsoring Participating Insurance Company separate account or plan documents or other informational materials supplied by plan sponsors should be carefully reviewed for information on relevant charges and expenses. Excluding these charges and expenses from quotations of performance has the effect of increasing the performance quoted, and the effect of these charges should be considered when comparing performance to that of other mutual funds. Performance information current to the most recent month-end is available at www.credit-suisse.com/us.

The annualized gross and net expense ratios are 0.93%.

1  The Standard & Poor's SmallCap 600 Index is an unmanaged market-weighted index of 600 U.S. stocks selected on the basis of market capitalization, liquidity and industry group representation and is a registered trademark of The McGraw-Hill Co., Inc. Investors cannot invest directly in an index.

2  Inception date 6/30/95.

5

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six month period ended December 31, 2008.

The table illustrates your Portfolio's expenses in two ways:

• Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

6

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

Expenses and Value for a $1,000 Investment
for the six month period ended December 31, 2008

Actual Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$705.80
Expenses Paid per $1,000*	$3.90
Hypothetical 5% Portfolio Return
Beginning Account Value 7/1/08	$1,000.00
Ending Account Value 12/31/08	$1,020.56
Expenses Paid per $1,000*	$4.62
Annualized Expense Ratios*	0.91%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year period, then divided by 366.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratios" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's prospectus.

7

Credit Suisse Trust — Small Cap Core I Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2008 (unaudited)

SECTOR BREAKDOWN*

*  Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

8

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments
December 31, 2008

	Number of Shares	Value
COMMON STOCKS (106.7%)
Aerospace & Defense (2.0%)
Applied Signal Technology, Inc.	5,800	$104,052
Cubic Corp.	7,800	212,160
Curtiss-Wright Corp.	29,600	988,344
GenCorp, Inc.*	12,100	44,528
Kaman Corp.	11,800	213,934
Moog, Inc. Class A*	300	10,971
Orbital Sciences Corp.*	55,100	1,076,103
		2,650,092
Air Freight & Couriers (0.4%)
Hub Group, Inc. Class A*	22,900	607,537
Airlines (0.0%)
Copa Holdings SA Class A	100	3,032
Auto Components (0.9%)
ATC Technology Corp.*	12,800	187,264
Federal Signal Corp.	44,200	362,882
Fuel Systems Solutions, Inc.*	16,200	530,712
Midas, Inc.*	5,400	56,646
Spartan Motors, Inc.	8,300	39,259
Standard Motor Products, Inc.	3,100	10,726
Superior Industries International, Inc.	2,200	23,144
		1,210,633
Automobiles (0.0%)
Monaco Coach Corp.	14,300	7,293
Banks (8.9%)
Anchor BanCorp Wisconsin, Inc.	4,300	11,868
Bank Mutual Corp.	23,000	265,420
BankAtlantic Bancorp, Inc. Class A	2,880	16,704
BankUnited Financial Corp. Class A	4,100	697
Boston Private Financial Holdings, Inc.	3,000	20,520
Brookline Bancorp, Inc.	21,100	224,715
Cascade Bancorp	11,200	75,600
Central Pacific Financial Corp.	28,500	286,140
Columbia Banking System, Inc.	8,400	100,212
Community Bank System, Inc.	15,400	375,606
Corus Bankshares, Inc.	8,900	9,879
Dime Community Bancshares	11,700	155,610
Downey Financial Corp.	13,200	488
East West Bancorp, Inc.	33,600	536,592
First BanCorp.	62,900	700,706
First Commonwealth Financial Corp.	35,000	433,300
First Financial Bancorp.	14,900	184,611
First Financial Bankshares, Inc.	8,600	474,806
First Midwest Bancorp, Inc.	13,800	275,586
FirstFed Financial Corp.*	1,400	2,450
Flagstar Bancorp, Inc.*	13,363	9,488

See Accompanying Notes to Financial Statements.
9

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Banks
Frontier Financial Corp.	8,000	$34,880
Glacier Bancorp, Inc.	15,400	292,908
Hancock Holding Co.	16,400	745,544
Hanmi Financial Corp.	11,400	23,484
Independent Bank Corp./MICH	9,500	20,520
Irwin Financial Corp.*	4,300	5,547
Nara Bancorp, Inc.	10,200	100,266
National Penn Bancshares, Inc.	14,600	211,846
Old National Bancorp	20,100	365,016
PrivateBancorp, Inc.	13,300	431,718
Prosperity Bancshares, Inc.	31,000	917,290
Provident Bankshares Corp.	15,300	147,798
S&T Bancorp, Inc.	11,600	411,800
Signature Bank*	7,700	220,913
Sterling Bancorp NY	8,500	119,255
Sterling Bancshares, Inc.	33,500	203,680
Sterling Financial Corp.	3,600	31,680
Susquehanna Bancshares, Inc.	13,000	206,830
The South Financial Group, Inc.	17,966	77,613
Tompkins Financial Corp.	3,100	179,645
TrustCo Bank Corp. NY	35,000	332,850
UCBH Holdings, Inc.	19,200	132,096
UMB Financial Corp.	16,400	805,896
Umpqua Holdings Corp.	27,800	402,266
United Bankshares, Inc.	8,900	295,658
United Community Banks, Inc.	19,902	270,268
Whitney Holding Corp.	32,900	526,071
Wilshire Bancorp, Inc.	8,600	78,088
Wintrust Financial Corp.	13,900	285,923
		12,038,347
Beverages (0.2%)
The Boston Beer Co., Inc. Class A*	10,100	286,840
Biotechnology (4.5%)
Acorda Therapeutics, Inc.*	8,100	166,131
ArQule, Inc.*	7,100	29,962
Cubist Pharmaceuticals, Inc.*	126,350	3,052,616
CV Therapeutics, Inc.*	84,400	777,324
Dendreon Corp.*	82,100	376,018
Enzo Biochem, Inc.*	8,200	40,098
Genomic Health, Inc.*	2,600	50,648
Kendle International, Inc.*	6,200	159,464
Martek Biosciences Corp.	21,800	660,758
Momenta Pharmaceuticals, Inc.*	12,700	147,320
Pharmanet Development Group, Inc.*	5,600	5,096
Regeneron Pharmaceuticals, Inc.*	37,600	690,336
		6,155,771

See Accompanying Notes to Financial Statements.
10

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Building Products (1.4%)
AAON, Inc.	2,300	$48,024
Apogee Enterprises, Inc.	12,000	124,320
Griffon Corp.*	50,200	468,366
Insituform Technologies, Inc. Class A*	13,000	255,970
Quanex Building Products Corp.	9,800	91,826
Simpson Manufacturing Co., Inc.	17,600	488,576
Trex Co., Inc.*	21,300	350,598
Universal Forest Products, Inc.	600	16,146
Watsco, Inc.	800	30,720
		1,874,546
Chemicals (0.9%)
A. Schulman, Inc.	12,600	214,200
American Vanguard Corp.	5,800	67,860
Arch Chemicals, Inc.	2,900	75,603
Ashland, Inc.	900	9,459
Balchem Corp.	8,500	211,735
Calgon Carbon Corp.*	18,200	279,552
Cambrex Corp.*	6,600	30,492
Georgia Gulf Corp.	9,200	9,844
Material Sciences Corp.*	5,400	8,370
Omnova Solutions, Inc.*	17,500	11,375
Penford Corp.	5,200	52,624
PolyOne Corp.*	24,000	75,600
Quaker Chemical Corp.	4,700	77,315
Stepan Co.	100	4,699
Tronox, Inc. Class B	17,800	676
Zep, Inc.	7,300	140,963
		1,270,367
Commercial Services & Supplies (3.8%)
ABM Industries, Inc.	64,589	1,230,421
Bowne & Co., Inc.	1,900	11,172
Capella Education Co.*	2,100	123,396
CDI Corp.	6,400	82,816
Coinstar, Inc.*	42,500	829,175
CPI Corp.	1,400	4,900
CSG Systems International, Inc.*	16,600	290,002
Darling International, Inc.*	26,300	144,387
G&K Services, Inc. Class A	9,800	198,156
Gevity HR, Inc.	7,200	10,872
Healthcare Services Group, Inc.	14,700	234,171
Heartland Payment Systems, Inc.	100	1,750
Heidrick & Struggles International, Inc.	5,200	112,008
HMS Holdings Corp.*	10,600	334,112
Korn/Ferry International*	16,300	186,146
Landauer, Inc.	100	7,330
Mobile Mini, Inc.*	1,800	25,956
On Assignment, Inc.*	9,000	51,030

See Accompanying Notes to Financial Statements.
11

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Commercial Services & Supplies
PHI, Inc.*	1,100	$15,411
Pre-Paid Legal Services, Inc.*	3,100	115,599
Spherion Corp.*	16,200	35,802
StarTek, Inc.*	3,000	13,350
Steelcase, Inc. Class A	34,000	191,080
Tetra Technologies, Inc.*	11,800	284,970
The Standard Register Co.	4,800	42,864
Universal Technical Institute, Inc.*	7,100	121,907
Viad Corp.	10,400	257,296
Waste Management, Inc.	400	13,256
Watson Wyatt Worldwide, Inc. Class A	200	9,564
Wright Express Corp.*	15,500	195,300
		5,174,199
Communications Equipment (2.2%)
Arris Group, Inc.*	161,828	1,286,533
Audiovox Corp. Class A*	5,900	29,559
Bel Fuse, Inc. Class B	5,200	110,240
Black Box Corp.	7,800	203,736
Catapult Communications Corp.*	4,400	28,908
Digi International, Inc.*	9,300	75,423
DSP Group, Inc.*	10,200	81,804
Emulex Corp.*	64,700	451,606
Harmonic, Inc.*	24,400	136,884
Network Equipment Technologies, Inc.*	8,000	23,040
PC-Tel, Inc.	7,300	47,961
Plantronics, Inc.	6,800	89,760
Symmetricom, Inc.*	11,500	45,425
Tekelec*	15,800	210,772
Tollgrade Communications, Inc.*	3,300	15,774
ViaSat, Inc.*	3,800	91,504
		2,928,929
Computers & Peripherals (1.7%)
Avid Technology, Inc.*	16,300	177,833
Hutchinson Technology, Inc.*	7,000	24,360
Mercury Computer Systems, Inc.*	5,300	33,443
Novatel Wireless, Inc.*	7,300	33,872
Stratasys, Inc.*	8,900	95,675
Synaptics, Inc.*	118,563	1,963,403
		2,328,586
Construction & Engineering (0.7%)
Dycom Industries, Inc.*	31,200	256,464
EMCOR Group, Inc.*	7,000	157,010
MasTec, Inc.*	35,300	408,774
Michael Baker Corp.*	1,300	47,983
Sterling Construction Co., Inc.*	3,800	70,452
		940,683

See Accompanying Notes to Financial Statements.
12

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Construction Materials (0.5%)
Texas Industries, Inc.	21,300	$734,850
Containers & Packaging (0.1%)
Myers Industries, Inc.	16,100	128,800
Rock-Tenn Co. Class A	1,800	61,524
		190,324
Distributors (0.2%)
Brightpoint, Inc.*	12,800	55,680
Pool Corp.	13,100	235,407
Spectrum Brands, Inc.*	27,700	2,493
		293,580
Diversified Financials (2.3%)
First Cash Financial Services, Inc.*	13,000	247,780
Guaranty Financial Group, Inc.*	4,800	12,528
Home Bancshares, Inc.	800	21,560
Investment Technology Group, Inc.*	85,100	1,933,472
LaBranche & Co., Inc.*	13,900	66,581
National Financial Partners Corp.	2,500	7,600
optionsXpress Holdings, Inc.	8,700	116,232
Piper Jaffray Cos., Inc.*	100	3,976
Portfolio Recovery Associates, Inc.*	6,500	219,960
Rewards Network, Inc.*	10,600	27,454
Stifel Financial Corp.*	1,100	50,435
SWS Group, Inc.	14,600	276,670
World Acceptance Corp.*	7,800	154,128
		3,138,376
Diversified Telecommunication Services (0.4%)
Ditech Networks, Inc.*	12,800	10,483
FairPoint Communications, Inc.	22,200	72,816
General Communication, Inc. Class A*	8,800	71,192
Iowa Telecommunications Services, Inc.	200	2,856
Starent Networks Corp.*	26,600	317,338
		474,685
Electric Utilities (1.0%)
ALLETE, Inc.	14,300	461,461
Central Vermont Public Service Corp.	4,000	95,440
CH Energy Group, Inc.	8,700	447,093
NorthWestern Corp.	200	4,694
Pike Electric Corp.*	2,200	27,060
The Empire District Electric Co.	200	3,520
UIL Holdings Corp.	10,400	312,312
Unisource Energy Corp.	200	5,872
		1,357,452

See Accompanying Notes to Financial Statements.
13

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Electronic Equipment & Instruments (3.5%)
Analogic Corp.	7,100	$193,688
Belden, Inc.	32,200	672,336
Benchmark Electronics, Inc.*	118,600	1,514,522
Brady Corp. Class A	23,600	565,220
C&D Technologies, Inc.*	12,400	38,812
Checkpoint Systems, Inc.*	200	1,968
CTS Corp.	9,900	54,549
Electro Scientific Industries, Inc.*	11,100	75,369
EnerSys*	4,200	46,200
Exar Corp.*	21,100	140,737
II-VI, Inc.*	3,600	68,724
Keithley Instruments, Inc.	3,500	12,775
Kopin Corp.*	16,600	33,864
Littelfuse, Inc.*	7,100	117,860
LoJack Corp.*	7,100	29,252
Magnetek, Inc.*	7,600	18,240
Methode Electronics, Inc.	20,100	135,474
MTS Systems Corp.	12,400	330,336
Newport Corp.*	16,800	113,904
Park Electrochemical Corp.	10,000	189,600
Planar Systems, Inc.*	8,500	5,185
Rogers Corp.*	1,500	41,655
ScanSource, Inc.*	3,700	71,299
Technitrol, Inc.	10,400	36,192
Tecumseh Products Co. Class B*	3,500	33,425
TTM Technologies, Inc.*	10,800	56,268
Universal Display Corp.*	6,600	62,370
Veeco Instruments, Inc.*	9,600	60,864
Vicor Corp.	5,500	36,355
		4,757,043
Energy Equipment & Services (4.6%)
Atwood Oceanics, Inc.*	131,300	2,006,264
CARBO Ceramics, Inc.	35,500	1,261,315
Gulf Island Fabrication, Inc.	5,500	79,255
ION Geophysical Corp.*	21,600	74,088
Lufkin Industries, Inc.	10,800	372,600
Matrix Service Co.*	3,500	26,845
Oil States International, Inc.*	115,300	2,154,957
SEACOR Holdings, Inc.*	600	39,990
Superior Well Services, Inc.*	7,500	75,000
TETRA Technologies, Inc.*	18,700	90,882
		6,181,196
Food & Drug Retailing (1.1%)
Casey's General Stores, Inc.	26,000	592,020
Ingles Markets, Inc. Class A	1,500	26,385
Nash Finch Co.	5,100	228,939
PetMed Express, Inc.*	11,100	195,693

See Accompanying Notes to Financial Statements.
14

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Food & Drug Retailing
Spartan Stores, Inc.	11,000	$255,750
The Pantry, Inc.*	7,800	167,310
		1,466,097
Food Products (1.0%)
Corn Products International, Inc.	4,600	132,710
Diamond Foods, Inc.	14,100	284,115
J & J Snack Foods Corp.	8,000	287,040
Lance, Inc.	17,100	392,274
Peet's Coffee & Tea, Inc.*	7,700	179,025
The Hain Celestial Group, Inc.*	900	17,181
USANA Health Sciences, Inc.*	100	3,424
		1,295,769
Forestry & Paper (0.1%)
Chesapeake Corp.*	9,700	320
Deltic Timber Corp.	500	22,875
Neenah Paper, Inc.	5,100	45,084
Wausau Paper Corp.	5,100	58,344
		126,623
Gas Utilities (5.1%)
New Jersey Resources Corp.	71,900	2,829,265
Northwest Natural Gas Co.	20,400	902,292
Piedmont Natural Gas Co., Inc.	39,900	1,263,633
South Jersey Industries, Inc.	17,500	697,375
Southwest Gas Corp.	1,600	40,352
The Laclede Group, Inc.	25,200	1,180,368
		6,913,285
Healthcare Equipment & Supplies (4.3%)
Abaxis, Inc.*	9,700	155,491
American Medical Systems Holdings, Inc.*	1,300	11,687
ArthroCare Corp.*	12,000	57,240
BioLase Technology, Inc.*	11,900	17,731
CONMED Corp.*	13,100	313,614
CryoLife, Inc.*	34,500	334,995
Cyberonics, Inc.*	41,600	689,312
Datascope Corp.	5,500	287,320
Hillenbrand, Inc.	39,832	664,398
ICU Medical, Inc.*	5,700	188,898
Immucor, Inc.*	1,100	29,238
Invacare Corp.	17,500	271,600
Kensey Nash Corp.*	5,000	97,050
LCA-Vision, Inc.	8,800	36,168
Mentor Corp.	27,200	841,296
Meridian Bioscience, Inc.	6,849	174,444
Merit Medical Systems, Inc.*	13,600	243,848
Noven Pharmaceuticals, Inc.*	11,600	127,600

See Accompanying Notes to Financial Statements.
15

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Healthcare Equipment & Supplies
Osteotech, Inc.*	6,900	$11,661
Palomar Medical Technologies, Inc.*	8,500	98,005
SurModics, Inc.*	11,600	293,132
Symmetry Medical, Inc.*	4,700	37,459
Theragenics Corp.*	10,300	12,051
West Pharmaceutical Services, Inc.	17,000	642,090
Zoll Medical Corp.*	10,000	188,900
		5,825,228
Healthcare Providers & Services (5.9%)
AMERIGROUP Corp.*	43,700	1,290,024
AMN Healthcare Services, Inc.*	2,800	23,688
AmSurg Corp.*	16,300	380,442
Catalyst Health Solutions, Inc.*	43,600	1,061,660
Centene Corp.*	49,800	981,558
Cross Country Healthcare, Inc.*	14,300	125,697
Gentiva Health Services, Inc.*	12,100	354,046
Healthways, Inc.*	2,400	27,552
Kindred Healthcare, Inc.*	19,200	249,984
Magellan Health Services, Inc.*	45,500	1,781,780
MedCath Corp.*	5,800	60,552
Molina Healthcare, Inc.*	13,300	234,213
Odyssey HealthCare, Inc.*	14,300	132,275
Omnicell, Inc.*	14,400	175,824
Owens & Minor, Inc.	18,300	688,995
PSS World Medical, Inc.*	6,900	129,858
RehabCare Group, Inc.*	7,200	109,152
Res-Care, Inc.*	12,200	183,244
Sunrise Senior Living, Inc.*	34,700	58,296
		8,048,840
Hotels, Restaurants & Leisure (6.5%)
Buffalo Wild Wings, Inc.*	15,600	400,140
California Pizza Kitchen, Inc.*	16,300	174,736
Cracker Barrel Old Country Store, Inc.	5,300	109,127
Landry's Restaurants, Inc.	200	2,320
Live Nation, Inc.*	21,200	121,688
Multimedia Games, Inc.*	5,800	13,804
National CineMedia, Inc.	7,000	70,980
O'Charley's, Inc.	5,100	10,200
P.F. Chang's China Bistro, Inc.*	19,100	399,954
Panera Bread Co. Class A*	61,700	3,223,208
Papa John's International, Inc.*	15,200	280,136
Red Robin Gourmet Burgers, Inc.*	10,000	168,300
Ruby Tuesday, Inc.*	11,700	18,252
Ruth's Hospitality Group, Inc.*	5,900	8,142
Shuffle Master, Inc.*	14,800	73,408
The Marcus Corp.	1,200	19,476
The Steak N Shake Co.*	8,700	51,765

See Accompanying Notes to Financial Statements.
16

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Hotels, Restaurants & Leisure
Wendy's/Arby's Group, Inc. Class A	2,394	$11,826
WMS Industries, Inc.*	134,500	3,618,050
		8,775,512
Household Durables (0.7%)
American Greetings Corp. Class A	11,100	84,027
Bassett Furniture Industries, Inc.	3,000	10,050
Blyth, Inc.	15,400	120,736
Champion Enterprises, Inc.*	7,000	3,920
Ethan Allen Interiors, Inc.	13,800	198,306
Fleetwood Enterprises, Inc.*	30,200	3,020
Interface, Inc. Class A	15,000	69,600
Knoll, Inc.	14,400	129,888
La-Z-Boy, Inc.	12,700	27,559
Libbey, Inc.	4,100	5,125
M/I Homes, Inc.	5,000	52,700
National Presto Industries, Inc.	1,800	138,600
Russ Berrie & Co., Inc.*	4,500	13,365
Skyline Corp.	3,200	63,968
Standard Pacific Corp.*	29,400	52,332
Universal Electronics, Inc.*	1,300	21,086
		994,282
Household Products (0.3%)
Central Garden & Pet Co. Class A*	18,700	110,330
WD-40 Co.	8,000	226,320
		336,650
Industrial Conglomerates (0.5%)
Lydall, Inc.*	4,200	24,150
Standex International Corp.	23,000	456,320
Tredegar Corp.	9,500	172,710
		653,180
Insurance (2.3%)
American Equity Investment Life Holding Co.	10,600	74,200
Baldwin & Lyons, Inc. Class B	300	5,457
Citizens Inc.*	2,600	25,220
CNA Surety Corp.*	3,200	61,440
Horace Mann Educators Corp.	37,000	340,030
Infinity Property & Casualty Corp.	6,900	322,437
LandAmerica Financial Group, Inc.	5,200	468
Navigators Group, Inc.*	6,200	340,442
Presidential Life Corp.	7,700	76,153
ProAssurance Corp.*	100	5,278
RLI Corp.	900	55,044
Safety Insurance Group, Inc.	7,700	293,062
Selective Insurance Group, Inc.	19,600	449,428
Stewart Information Services Corp.	8,300	194,967

See Accompanying Notes to Financial Statements.
17

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Insurance
Tower Group, Inc.	9,100	$256,711
United Fire & Casualty Co.	11,800	366,626
Universal American Financial Corp.*	4,600	40,572
Willis Group Holdings, Ltd.	5,658	140,771
		3,048,306
Internet & Catalog Retail (0.2%)
Blue Nile, Inc.*	7,300	178,777
Insight Enterprises, Inc.*	10,000	69,000
Stamps.com, Inc.*	5,600	55,048
		302,825
Internet Software & Services (0.8%)
AsiaInfo Holdings, Inc.*	30,400	359,936
InfoSpace, Inc.	20,200	152,510
j2 Global Communications, Inc.*	25,300	507,012
TeleCommunication Systems, Inc.*	1,500	12,885
		1,032,343
IT Consulting & Services (1.4%)
Acxiom Corp.	91,000	738,010
Agilysys, Inc.	5,800	24,882
CACI International, Inc. Class A*	200	9,018
CIBER, Inc.*	13,600	65,416
Integral Systems, Inc.*	100	1,205
Phase Forward, Inc.*	7,300	91,396
Sykes Enterprises, Inc.*	14,100	269,592
Tyler Technologies, Inc.*	56,700	679,266
		1,878,785
Leisure Equipment & Products (0.6%)
Arctic Cat, Inc.	2,200	10,538
Brunswick Corp.	22,400	94,304
JAKKS Pacific, Inc.*	21,400	441,482
MarineMax, Inc.*	3,700	12,543
Nautilus, Inc.*	3,700	8,177
RC2 Corp.*	18,200	194,194
Sturm, Ruger & Co., Inc.*	8,800	52,536
		813,774
Machinery (3.0%)
Albany International Corp. Class A	10,400	133,536
American Science & Engineering, Inc.	100	7,396
Applied Industrial Technologies, Inc.	9,800	185,416
Astec Industries, Inc.*	3,800	119,054
Briggs & Stratton Corp.	63,200	1,111,688
Dionex Corp.*	10,000	448,500
Gardner Denver, Inc.*	37,500	875,250
Graham Corp.	28,407	307,364

See Accompanying Notes to Financial Statements.
18

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Machinery
John Bean Technologies Corp.	7,300	$59,641
Robbins & Myers, Inc.	23,800	384,846
The Gorman-Rupp Co.	10,800	336,096
Wabash National Corp.	7,800	35,100
		4,003,887
Marine (0.9%)
Kirby Corp.*	43,600	1,192,896
Media (0.4%)
4Kids Entertainment, Inc.*	1,900	3,724
Hearst-Argyle Television, Inc.	15,800	95,748
Interactive Data Corp.	8,900	219,474
InVentiv Health, Inc.*	1,500	17,310
Meredith Corp.	5,100	87,312
Radio One, Inc. Class D*	39,400	9,062
Sonic Solutions*	8,200	14,432
The E.W. Scripps Co. Class A	7,466	16,500
World Wrestling Entertainment, Inc. Class A	3,500	38,780
		502,342
Metals & Mining (0.1%)
Cliffs Natural Resources, Inc.	200	5,122
Gibraltar Industries, Inc.	14,300	170,742
Westmoreland Coal Co.*	400	4,440
		180,304
Multi-Utilities (0.1%)
Avista Corp.	10,000	193,800
Multiline Retail (0.4%)
Fred's, Inc. Class A	48,000	516,480
Stein Mart, Inc.*	7,800	8,814
Tuesday Morning Corp.*	9,500	15,485
		540,779
Oil & Gas (0.4%)
Continental Resources, Inc.*	7,300	151,183
Knightsbridge Tankers, Ltd.	4,100	60,065
Pioneer Drilling Co.*	26,400	147,048
VAALCO Energy, Inc.*	21,600	160,704
		519,000
Paper & Forest Products (0.0%)
Buckeye Technologies, Inc.*	9,900	36,036
Personal Products (0.3%)
Elizabeth Arden, Inc.*	31,002	390,935
Mannatech, Inc.	7,600	18,620
		409,555

See Accompanying Notes to Financial Statements.
19

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Pharmaceuticals (2.8%)
Cypress Bioscience, Inc.*	1,300	$8,892
Emergent Biosolutions, Inc.*	69,200	1,806,812
InterMune, Inc.*	26,000	275,080
Medicis Pharmaceutical Corp. Class A	85,300	1,185,670
MWI Veterinary Supply, Inc.*	2,500	67,400
Par Pharmaceutical Cos., Inc.*	19,500	261,495
PharMerica Corp.*	500	7,835
Salix Pharmaceuticals, Ltd.*	16,000	141,280
VIVUS, Inc.*	5,800	30,856
		3,785,320
Real Estate (5.7%)
Acadia Realty Trust	8,400	119,868
BioMed Realty Trust, Inc.	19,900	233,228
Cedar Shopping Centers, Inc.	11,200	79,296
Colonial Properties Trust	12,100	100,793
DiamondRock Hospitality Co.	23,200	117,624
EastGroup Properties, Inc.	19,000	676,020
Entertainment Properties Trust	21,500	640,700
Extra Space Storage, Inc.	19,500	201,240
Forestar Real Estate Group, Inc.*	9,000	85,680
Hilltop Holdings, Inc.*	200	1,948
Home Properties, Inc.	8,300	336,980
Inland Real Estate Corp.	44,900	582,802
Kilroy Realty Corp.	8,200	274,372
Kite Realty Group Trust	8,200	45,592
LaSalle Hotel Properties	10,500	116,025
Lexington Realty Trust	16,600	83,000
LTC Properties, Inc.	6,000	121,680
Medical Properties Trust, Inc.	16,900	106,639
Mid-America Apartment Communities, Inc.	6,900	256,404
National Retail Properties, Inc.	48,400	831,996
Parkway Properties, Inc.	3,600	64,800
Pennsylvania Real Estate Investment Trust	46,000	342,700
Post Properties, Inc.	11,300	186,450
PS Business Parks, Inc.	12,900	576,114
Senior Housing Properties Trust	52,700	944,384
Sovran Self Storage, Inc.	5,400	194,400
Tanger Factory Outlet Centers, Inc.	8,200	308,484
Urstadt Biddle Properties, Class A	5,600	89,208
		7,718,427
Road & Rail (1.8%)
Arkansas Best Corp.	20,500	617,255
Heartland Express, Inc.	91,300	1,438,888
Knight Transportation, Inc.	7,600	122,512
Old Dominion Freight Line, Inc.*	9,400	267,524
		2,446,179

See Accompanying Notes to Financial Statements.
20

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Semiconductor Equipment & Products (2.6%)
Actel Corp.*	11,800	$138,296
Adaptec, Inc.*	31,000	102,300
Advanced Energy Industries, Inc.*	15,500	154,225
Axcelis Technologies, Inc.*	46,500	23,715
Brooks Automation, Inc.*	16,800	97,608
Cabot Microelectronics Corp.*	15,900	414,513
Cohu, Inc.	10,800	131,220
Cymer, Inc.*	1,600	35,056
FEI Co.*	1,400	26,404
Kulicke & Soffa Industries, Inc.*	15,800	26,860
Micrel, Inc.	23,300	170,323
Microsemi Corp.*	2,100	26,544
MKS Instruments, Inc.*	33,500	495,465
Pericom Semiconductor Corp.*	11,800	64,664
Photronics, Inc.*	13,100	25,545
Rudolph Technologies, Inc.*	7,500	26,475
Skyworks Solutions, Inc.*	122,700	679,758
Standard Microsystems Corp.*	10,400	169,936
Supertex, Inc.*	5,800	139,258
Teradyne, Inc.*	27,300	115,206
TriQuint Semiconductor, Inc.*	35,500	122,120
Ultratech, Inc.*	12,300	147,108
Varian Semiconductor Equipment Associates, Inc.*	900	16,308
Volterra Semiconductor Corp.*	16,700	119,405
		3,468,312
Software (4.7%)
Activision Blizzard, Inc.*	800	6,912
ANSYS, Inc.*	766	21,364
Blackbaud, Inc.	14,400	194,400
Cognex Corp.	16,900	250,120
Concur Technologies, Inc.*	8,200	269,124
Epicor Software Corp.*	14,900	71,520
EPIQ Systems, Inc.*	11,100	185,481
FARO Technologies, Inc.*	8,000	134,880
Gerber Scientific, Inc.*	6,000	30,660
Informatica Corp.*	59,200	812,816
JDA Software Group, Inc.*	14,700	193,011
Manhattan Associates, Inc.*	11,500	181,815
MICROS Systems, Inc.*	149,500	2,439,840
Phoenix Technologies, Ltd.*	14,100	49,350
Progress Software Corp.*	13,400	258,084
Quality Systems, Inc.	8,000	348,960
Radiant Systems, Inc.*	7,000	23,590
RadiSys Corp.*	3,100	17,143
SPSS, Inc.*	8,900	239,944
Take-Two Interactive Software, Inc.	40,400	305,424
Taleo Corp. Class A*	4,600	36,018

See Accompanying Notes to Financial Statements.
21

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Software
THQ, Inc.*	17,700	$74,163
TradeStation Group, Inc.*	13,700	88,365
Wind River Systems, Inc.*	15,900	143,577
		6,376,561
Specialty Retail (11.1%)
Aaron Rents, Inc.	25,700	684,134
AnnTaylor Stores Corp.*	6,400	36,928
Big 5 Sporting Goods Corp.	5,500	28,655
Building Materials Holding Corp.*	13,800	5,106
Charlotte Russe Holding, Inc.*	8,100	52,569
Christopher & Banks Corp.	9,000	50,400
DSW, Inc. Class A*	32,700	407,442
Haverty Furniture Cos., Inc.	11,500	107,295
Hibbett Sports, Inc.*	20,300	318,913
Hot Topic, Inc.*	73,000	676,710
Jo-Ann Stores, Inc.*	48,900	757,461
Jos. A. Bank Clothiers, Inc.*	28,200	737,430
Lawson Products, Inc.	1,600	36,560
Lithia Motors, Inc. Class A	7,500	24,450
Regis Corp.	66,100	960,433
Select Comfort Corp.*	31,500	7,875
Sonic Automotive, Inc. Class A	2,400	9,552
Stage Stores, Inc.	1,100	9,075
The Buckle, Inc.	55,300	1,206,646
The Cato Corp. Class A	31,500	475,650
The Children's Place Retail Stores, Inc.*	24,460	530,293
The Dress Barn, Inc.*	58,500	628,290
The Finish Line, Inc. Class A	83,609	468,211
The Gymboree Corp.*	56,400	1,471,476
The Pep Boys-Manny, Moe & Jack	10,200	42,126
Tractor Supply Co.*	104,328	3,770,414
Tween Brands, Inc.*	1,200	5,184
United Rentals, Inc.*	2,000	18,240
Williams-Sonoma, Inc.	167,026	1,312,824
Zale Corp.*	29,700	98,901
Zumiez, Inc.*	7,800	58,110
		14,997,353
Textiles & Apparel (1.1%)
Brown Shoe Co., Inc.	11,000	93,170
Crocs, Inc.*	39,800	49,352
Fossil, Inc.*	29,600	494,320
K-Swiss, Inc. Class A	400	4,560
Liz Claiborne, Inc.	23,600	61,360
Maidenform Brands, Inc.*	4,000	40,600
Movado Group, Inc.	600	5,634
Perry Ellis International, Inc.*	3,400	21,556
Quiksilver, Inc.*	50,400	92,736

See Accompanying Notes to Financial Statements.
22

Credit Suisse Trust — Small Cap Core I Portfolio
Schedule of Investments (continued)
December 31, 2008

	Number of Shares	Value
COMMON STOCKS
Textiles & Apparel
The Timberland Co. Class A*	40,000	$462,000
UniFirst Corp.	6,300	187,047
		1,512,335
Tobacco (0.1%)
Alliance One International, Inc.*	23,100	67,914
Schweitzer-Mauduit International, Inc.	6,500	130,130
		198,044
Water Utilities (0.1%)
American States Water Co.	3,100	102,238
Wireless Telecommunication Services (0.1%)
EMS Technologies, Inc.*	3,300	85,371
TOTAL COMMON STOCKS (Cost $164,278,861)		144,384,599
SHORT-TERM INVESTMENT (0.5%)
	Par (000)
State Street Bank and Trust Co. Euro Time Deposit, 0.010%, 1/02/09 (Cost $707,000)	$707	707,000
TOTAL INVESTMENTS AT VALUE (107.2%) (Cost $164,985,861)		145,091,599
LIABILITIES IN EXCESS OF OTHER ASSETS (-7.2%)		(9,732,738)
NET ASSETS (100.0%)		$135,358,861

*  Non-income producing security.

See Accompanying Notes to Financial Statements.
23

Credit Suisse Trust — Small Cap Core I Portfolio
Statement of Assets and Liabilities
December 31, 2008

Assets
Investments at value (Cost $164,985,861) (Note 2)	$145,091,599
Cash	925
Receivable for investments sold	3,032,144
Dividend receivable	173,570
Receivable for portfolio shares sold	8,180
Prepaid expenses	3,589
Total Assets	148,310,007
Liabilities
Advisory fee payable (Note 3)	80,763
Administrative services fee payable (Note 3)	32,611
Payable for portfolio shares redeemed	9,347,236
Payable for investments purchased	3,323,854
Trustees' fee payable	2,574
Other accrued expenses payable	164,108
Total Liabilities	12,951,146
Net Assets
Capital stock, $.001 par value (Note 6)	13,396
Paid-in capital (Note 6)	290,168,092
Undistributed net investment income	1,272,039
Accumulated net realized loss on investments and futures contracts	(136,200,404)
Net unrealized depreciation on investments	(19,894,262)
Net Assets	$135,358,861
Shares outstanding	13,395,562
Net asset value, offering price, and redemption price per share	$10.10

See Accompanying Notes to Financial Statements.
24

Credit Suisse Trust — Small Cap Core I Portfolio
Statement of Operations
For the Year Ended December 31, 2008

Investment Income (Note 2)
Dividends	$2,735,904
Interest	11,797
Securities lending	687,269
Foreign taxes withheld	(1,215)
Total investment income	3,433,755
Expenses
Investment advisory fees (Note 3)	1,521,315
Administrative services fees (Note 3)	315,116
Custodian fees	93,757
Audit and tax fees	41,219
Trustees' fees	17,285
Legal fees	11,047
Transfer agent fees	8,496
Insurance expense	7,892
Commitment fees (Note 4)	2,427
Interest expense (Note 4)	2,160
Miscellaneous expense	3,617
Total expenses	2,024,331
Net investment income	1,409,424
Net Realized and Unrealized Gain (Loss) from Investments
Net realized loss from investments	(54,412,902)
Net change in unrealized appreciation (depreciation) from investments	(31,582,633)
Net realized and unrealized loss from investments	(85,995,535)
Net decrease in net assets resulting from operations	$(84,586,111)

See Accompanying Notes to Financial Statements.
25

Credit Suisse Trust — Small Cap Core I Portfolio
Statements of Changes in Net Assets

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
From Operations
Net investment income	$1,409,424	$309,689
Net realized loss from investments and futures contracts	(54,412,902)	(3,684,662)
Net change in unrealized appreciation (depreciation) from investments	(31,582,633)	4,775,268
Net increase (decrease) in net assets resulting from operations	(84,586,111)	1,400,295
From Dividends
Dividends from net investment income	(171,245)	—
Net decrease in net assets resulting from dividends	(171,245)	—
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	3,551,338	4,376,948
Exchange value of shares due to merger	—	27,490,187
Reinvestment of dividends	171,245	—
Net asset value of shares redeemed	(70,461,294)	(159,747,764)
Net decrease in net assets from capital share transactions	(66,738,711)	(127,880,629)
Net decrease in net assets	(151,496,067)	(126,480,334)
Net Assets
Beginning of year	286,854,928	413,335,262
End of year	$135,358,861	$286,854,928
Undistributed net investment income	$1,272,039	$175,341

See Accompanying Notes to Financial Statements.
26

Credit Suisse Trust — Small Cap Core I Portfolio
Financial Highlights
(For a Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2008	2007	2006	2005	2004
Per share data
Net asset value, beginning of year	$15.47	$15.60	$14.89	$15.30	$13.80
INVESTMENT OPERATIONS
Net investment income (loss)	0.10	0.02	(0.14)	(0.14)	(0.14)
Net gain (loss) on investments and futures contracts (both realized and unrealized)	(5.46)	(0.15)	0.85	(0.27)	1.64
Total from investment operations	(5.36)	(0.13)	0.71	(0.41)	1.50
LESS DIVIDENDS
Dividends from net investment income	(0.01)	—	—	—	—
Net asset value, end of year	$10.10	$15.47	$15.60	$14.89	$15.30
Total return[1]	(34.66)%	(0.83)%	4.77%	(2.68)%	10.87%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$135,359	$286,855	$413,335	$557,377	$767,104
Ratio of expenses to average net assets	0.93%	0.92%	1.11%	1.14%	1.10%
Ratio of net investment income (loss) to average net assets	0.65%	0.08%	(0.75)%	(0.84)%	(0.92)%
Portfolio turnover rate	204%	203%	208%	82%	99%

1  Total returns are historical and assume changes in share price and reinvestment of all dividends and distributions. Total returns do not reflect charges and expenses attributable to any particular variable contract or plan.

See Accompanying Notes to Financial Statements.
27

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements
December 31, 2008

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and currently offers eight managed investment portfolios of which one, the Small Cap Core I Portfolio (the "Portfolio"), is included in this report. The Portfolio is a diversified investment fund that seeks capital growth. Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax-qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Effective as of the close of business on April 27, 2007, the Portfolio acquired all of the net assets of Credit Suisse Trust Small Cap Core II Portfolio ("Small Cap Core II") in a tax-free exchange of shares. The Portfolio was also the accounting survivor in the tax-free exchange. The shares exchanged were 1,666,592 shares (valued at $27,490,187) of the Portfolio for 2,324,973 shares of Small Cap Core II. The Small Cap Core II Portfolio's net assets of $27,490,187 at that date, which included $1,820,166 of unrealized appreciation, were combined with those of the Portfolio. The aggregate net assets of Small Cap Core II and the Portfolio immediately before the acquisition were $27,490,187 and $383,162,531, respectively, and the combined net assets of the Portfolio after the acquisition were $410,652,718.

Note 2. Significant Accounting Policies

A) SECURITY VALUATION — The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that

28

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

using this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Portfolio's Valuation Time but after the close of the securities' primary markets, are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees under procedures established by the Board of Trustees. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board of Trustees to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

The Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

29

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2008 in valuing the Portfolio's investments carried at value:

Valuation Inputs	Investments in Securities	Other Financial Instruments*
Level 1 – Quoted Prices	$144,384,599	$—
Level 2 – Other Significant Observable Inputs	707,000	—
Level 3 – Significant Unobservable Inputs	—	—
Total	$145,091,599	$—

*Other financial instruments include futures, forwards and swap contracts.

B) SECURITY TRANSACTIONS AND INVESTMENT INCOME — Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America ("GAAP").

D) FEDERAL INCOME TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income and excise taxes.

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), Accounting for Uncertainty in Income Taxes – an interpretation of FASB statement 109. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

30

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

E) USE OF ESTIMATES — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

F) SHORT-TERM INVESTMENTS — The Portfolio, together with other funds/portfolios advised by Credit Suisse Asset Management, LLC ("Credit Suisse"), an indirect, wholly-owned subsidiary of Credit Suisse Group AG, pools available cash into either a short-term variable rate time deposit issued by State Street Bank and Trust Company ("SSB"), the Portfolio's custodian, or a money market fund advised by Credit Suisse. The short-term time deposit issued by SSB is a variable rate account classified as a short-term investment.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Portfolio is required to deposit cash and/or pledge U.S. Government securities as initial margin. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. At December 31, 2008, the Portfolio had no open futures contracts.

H) SECURITIES LENDING — Loans of securities are required at all times to be secured by collateral at least equal to 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including certain Credit Suisse-advised funds, funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the

31

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 2. Significant Accounting Policies

agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. During the year ended December 31, 2008, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $1,926,379, of which $1,108,510 was rebated to borrowers (brokers). The Portfolio retained $687,269 in income from the cash collateral investment, and SSB, as lending agent, was paid $130,600. The Portfolio may also be entitled to certain minimum amounts of income from its securities lending activities. Securities lending income is accrued as earned.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser for the Portfolio. For its investment advisory services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.70% of the Portfolio's average daily net assets. For the year ended December 31, 2008, investment advisory fees earned were $1,521,315.

Credit Suisse Asset Management Securities, Inc. ("CSAMSI"), an affiliate of Credit Suisse, and SSB serve as co-administrators to the Portfolio. For its co-administrative services, CSAMSI currently receives a fee calculated at an annual rate of 0.09% of the Portfolio's average daily net assets. For the year ended December 31, 2008, co-administrative services fees earned by CSAMSI were $195,598.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2008, co-administrative services fees earned by SSB (including out-of-pocket expenses) were $119,518.

In addition to serving as the Portfolio's co-administrator, CSAMSI currently serves as distributor of the Portfolio's shares without compensation.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Portfolio to provide certain financial printing and fulfillment services. For the year ended December 31, 2008, Merrill was paid $22,251 for its services to the Portfolio.

32

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $50 million committed, unsecured line of credit facility ("Credit Facility") for temporary or emergency purposes with SSB. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. At December 31, 2008, the Portfolio had no loans outstanding under the Credit Facility. During the year ended December 31, 2008, the Portfolio had borrowings under the Credit Facility as follows:

Average Daily Loan Balance	Weighted Average Interest Rate%	Maximum Daily Loan Outstanding
$2,729,000	3.562%	$2,901,000

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2008, purchases and sales of investment securities (excluding short-term investments) were $446,350,365 and $496,842,463, respectively.

Note 6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	For the Year Ended December 31, 2008	For the Year Ended December 31, 2007
Shares sold	280,324	281,131
Shares exchanged due to merger	—	1,666,592
Shares issued in reinvestment of dividends	11,794	—
Shares redeemed	(5,438,133)	(9,907,124)
Net decrease	(5,146,015)	(7,959,401)

On December 31, 2008, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

Number of Shareholders	Approximate Percentage of Outstanding Shares
4	84%

33

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 6. Capital Share Transactions

Some of the shareholders are omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Federal Income Taxes

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax characteristics of dividends and distributions paid during the year ended December 31, 2008 by the Portfolio were as follows:

Ordinary Income
2008
$171,245

The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales, unused capital loss carryforwards, current year post-October loss deferrals, security lending transactions and return of capital on Real Estate Investment Trusts. At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$1,240,631
Accumulated realized loss	(93,635,149)
Unrealized depreciation	(30,079,714)
Deferral of post-October capital losses	(32,348,395)
$(154,822,627)

At December 31, 2008, the Portfolio had capital loss carryforwards available to offset possible future capital gains as follows:

Expires December 31,
2010	2011	2016
$70,469,127	$5,258,187	$17,907,835

During the tax year ended December 31, 2008, the Portfolio did not utilize any of the capital loss carryforward.

It is uncertain whether the Portfolio will be able to realize the benefits of the capital loss carryforward before they expire.

At December 31, 2008, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net

34

Credit Suisse Trust — Small Cap Core I Portfolio
Notes to Financial Statements (continued)
December 31, 2008

Note 7. Federal Income Taxes

unrealized depreciation from investments were $175,171,313, $8,224,270, $(38,303,984) and $(30,079,714), respectively.

At December 31, 2008, the Portfolio reclassified $141,481 to accumulated gain (loss) from undistributed net investment income, to account for current period permanent book/ tax differences which arose principally from differing book/tax treatments of dividends received from Real Estate Investment Trusts. Net assets were not affected by these reclassifications.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Recent Accounting Pronouncements

In March 2008, FASB issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for, and (c) how derivative instruments and related hedging activities affect a fund's financial position, financial performance, and cash flows. Management of the Portfolio does not believe the adoption of FAS 161 will materially impact the financial statement amounts, but will require additional disclosures. This will include qualitative and quantitative disclosures on derivative positions existing at period end and the effect of using derivatives during the reporting period. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.

35

Credit Suisse Trust — Small Cap Core I Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Small Cap Core I Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Cap Core I Portfolio (the "Portfolio"), a portfolio of the Credit Suisse Trust, at December 31, 2008, the results of its operations for the year then ended and the changes in its net assets and financial highlights the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 24, 2009

36

Credit Suisse Trust — Small Cap Core I Portfolio
Board Approval of Advisory Agreement (unaudited)

In approving the renewal of the current Advisory Agreement, the Board of Trustees, including the Independent Trustees, at a meeting held on November 18 and 19, 2008, considered the following factors with respect to the Small Cap Core I Portfolio (the "Portfolio"):

Investment Advisory Fee Rates

The Board reviewed and considered the contractual advisory fee rate of 0.70% ("Contractual Advisory Fee") in light of the extent and quality of the advisory services provided by Credit Suisse Asset Management, LLC ("Credit Suisse").

Additionally, the Board received and considered information comparing the Portfolio's Contractual Advisory Fee and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Lipper Inc., an independent provider of investment company data.

Nature, Extent and Quality of the Services under the Advisory Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Advisory Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse. The Board reviewed background information about Credit Suisse, including its Form ADV. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services.

Portfolio Performance

The Board received and considered the performance results of the Portfolio over time, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio. The Board was provided with a description of the methodology

37

Credit Suisse Trust — Small Cap Core I Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

used to arrive at the funds included in the Performance Group and the Performance Universe.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Advisory Agreement for the Portfolio, including other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board received profitability information for the other funds in the Credit Suisse family of funds.

Economies of Scale

The Board considered whether economies of scale in the provision of services to the Portfolio were being passed along to the shareholders. Accordingly, the Board considered whether alternative fee structures (such as breakpoint fee structures) would be more appropriate or reasonable taking into consideration economies of scale or other efficiencies that might accrue from increases in the Portfolio's asset levels.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, research arrangements with brokers who execute transactions on behalf of the Portfolio, administrative and brokerage relationships with affiliates of Credit Suisse and benefits potentially derived from an increase in Credit Suisse's businesses as a result of its relationship with the Portfolio (such as the ability to market to shareholders other financial products offered by Credit Suisse and its affiliates).

The Board considered the standards applied in seeking best execution, whether and to what extent soft dollar credits are sought and how any such credits are utilized, any benefits that may be achieved by using an affiliated broker and the existence of quality controls applicable to brokerage allocation procedures. The Board also reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

38

Credit Suisse Trust — Small Cap Core I Portfolio
Board Approval of Advisory Agreement (unaudited) (continued)

Conclusions

In selecting Credit Suisse, and approving the Advisory Agreement and the investment advisory fee under such agreement, the Board concluded that:

•  The Contractual Advisory Fee was below the median for the Portfolio's Expense Group. The Board considered the fee to be reasonable.

•  The Portfolio's performance was above the median of its Performance Group and Performance Universe for the one year period, but was among the lowest compared to its Performance Group and Performance Universe for the two, three, four, five and ten year periods. The Board noted the recent improvement in performance and the changes in the Portfolio's investment strategies and portfolio management that had gone into effect on December 1, 2006. The Board stated that it would continue to monitor steps undertaken by Credit Suisse to improve performance.

•  Aside from performance (as described above), the Board was satisfied with the nature and extent of the investment advisory services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Advisory Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment advisers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio, the profits and other ancillary benefits that Credit Suisse and its affiliates received were considered reasonable.

•  Credit Suisse's profitability based on fees payable under the Advisory Agreement was reasonable in light of the nature, extent and quality of the services provided to the Portfolio thereunder.

•  In light of the amount of the Contractual Advisory Fee, the Portfolio's current fee structure (without breakpoints) was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

39

Credit Suisse Trust — Small Cap Core I Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Enrique Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1941)	Trustee, Audit Committee Chairman and Nominating Committee Member	Since 2005	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971.	33	Director of Epoch Holding Corporation
(an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation
					(a closed-end investment company).

Jeffrey E. Garten[2] Box 208200 New Haven, Connecticut 06520-8200 (1946)	Trustee, Audit and Nominating Committee Member	Since 1998	The Juan Trippe Professor in the Practice of International Trade, Finance and Business from July 2005 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to present; Dean of Yale School of Management from November 1995 to June 2005.	26	Director of Aetna, Inc. (insurance company); Director of CarMax Group (used car dealers).

1  Each Trustee and Officer serves until his or her respective successor has been duly elected and qualified.

2  Mr. Garten was initially appointed as a Trustee of the Portfolio on February 6, 1998. He resigned as Trustee on February 3, 2000 and was subsequently reappointed on December 21, 2000.

40

Credit Suisse Trust — Small Cap Core I Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees

Peter F. Krogh SFS/ICC 702 Georgetown University Washington, DC 20057 (1937)	Trustee, Audit and Nominating Committee Member	Since 2001	Dean Emeritus and Distinguished Professor of International Affairs at the Edmund A. Walsh School of Foreign Service, Georgetown University from June 1995 to present.	26	Director of Carlisle Companies Incorporated (diversified manufacturing company).

Steven N. Rappaport Lehigh Court, LLC 555 Madison Avenue 29th Floor New York, New York 10022 (1948)	Chairman of the Board of Trustees, Audit Committee Member and Nominating Committee Chairman	Trustee since 1999 and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present.	33	Director of iCAD, Inc. (surgical and medical instruments and apparatus company); Director of Presstek, Inc. (digital imaging technologies company); Director of Wood Resources, LLC. (plywood manufacturing company).

41

Credit Suisse Trust — Small Cap Core I Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Officers

George R. Hornig Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1954)	Chief Executive Officer and President	Since 2008	Managing Director of Credit Suisse; Co-Chief Operating Officer of Asset Management and Head of Asset Management Americas; Associated with Credit Suisse since 1999; Officer of other Credit Suisse Funds.

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Financial Officer	Since 1999	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds.

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1967)	Chief Legal Officer since 2006, Vice President and Secretary since 2004	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds.

Cecilia Chau Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1973)	Treasurer	Since 2008	Assistant Vice President of Credit Suisse since June 2007; Associated with Alliance Bernstein L.P. from January 2007 to May 2007; Associated with Credit Suisse from August 2000 to December 2006; Officer of other Credit Suisse Funds.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 800-222-8977.

42

Credit Suisse Trust — Small Cap Core I Portfolio
Tax Information Letter
December 31, 2008 (unaudited)

Important Tax Information for Corporate Shareholders

Corporate shareholders should note for the year ended December 31, 2008, the percentage of the Portfolio's investment income (i.e., net investment income plus short-term capital gains) that qualified for the intercorporate dividends received deduction is 100%.

43

Credit Suisse Trust — Small Cap Core I Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12 month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-800-222-8977

•  On the Portfolio's website, www.credit-suisse.com/us

•  On the website of the Securities and Exchange Commission, www.sec.gov.

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

44

P.O. BOX 55030, BOSTON, MA 02205-5030

800-222-8977 ■ WWW.credit-suisse.com/us

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.   TRSCC I-AR-1208

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2008. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2008.

Item 3. Audit Committee Financial Expert.

The registrant’s governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport.  Each audit committee financial expert is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), for its fiscal years ended December 31, 2007 and December 31, 2008.

	2007	2008
Audit Fees	$210,529	$219,000
Audit-Related Fees(1)	$26,720	$27,200
Tax Fees(2)	$20,720	$12,800
All Other Fees	—	—
Total	$257,969	$259,000

(1) Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($26,720 for 2007 and $ 27,200 for 2008).

(2) Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by PwC to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2007 and December 31, 2008.

2

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures.  The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant.  The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s).  The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers).  Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

3

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, for the registrant’s fiscal years ended December 31, 2007 and December 31, 2008:

	2007	2008
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended December 31, 2007 and December 31, 2008 were $47,440 and $40,000, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

4

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/ George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ George R. Hornig
Name: George R. Hornig
Title: Chief Executive Officer
Date: March 6, 2009

/s/ Michael A. Pignataro
Name: Michael A. Pignataro
Title: Chief Financial Officer
Date: March 6, 2009